UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISA INC.

P.O. Box 8999

San Francisco, California 94128

September     , 2008

Dear Stockholder:

We will hold our Meeting of Stockholders at 8:00 a.m. Pacific Time on October 14, 2008 at the San Francisco Museum of Modern Art, 151 3rd St., San Francisco, California 94103, and we look forward to your attendance either in person or by proxy. We are pleased to offer a live audio webcast of our meeting at www.investor.visa.com. The notice of our meeting, proxy statement and proxy card from our Board of Directors are enclosed.

At the meeting, the agenda includes a proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule. The Board of Directors recommends that you vote “FOR” the proposal to amend and restate our current certificate of incorporation. Please refer to the proxy statement for detailed information on the proposal and the meeting. Your stockholder vote is important, and we strongly urge you to cast your vote.

If you have any questions concerning the meeting or the proposal and you hold your class A shares in your name as a registered holder or you hold shares of our class B or class C common stock, please contact our Investor Relations department at (415) 932-2213. If your shares are held by your broker as your nominee (that is, in “street name”), please contact your brokerage firm for questions concerning the meeting or the proposal. For questions regarding your stock ownership, you may contact our transfer agent, Wells Fargo Bank N.A., through their website at https://wellsfargo.com/shareownerservices or by telephone at (866) 456-9417. For questions related to voting, you may contact D. F. King & Co., Inc., our proxy solicitor, at (646) 378-4860 (within the U.S.) or +1 (646) 378-4852 (International).

Sincerely yours,

Joseph W. Saunders
Chief Executive Officer and
Chairman of the Board
Visa Inc.

Page
Introduction	1
Information About the Meeting	5
Security Ownership of Certain Beneficial Owners and Management	6
Proposal 1: Amendments to Our Current Amended and Restated Certificate of Incorporation to Eliminate Unnecessary Provisions and Synchronize the Directors’ Terms with Our Annual Meeting Schedule	9
Stockholder Proposals and Director Nominations	18
Additional Meeting Information	19
Contacting the Corporate Secretary	20
Annex A	A-1
Annex B	B-1

VISA INC.

P.O. Box 8999

San Francisco, California 94128

PROXY STATEMENT

INTRODUCTION

Our Board of Directors is soliciting proxies to be voted at our Meeting of Stockholders on October 14, 2008, at 8:00 a.m. Pacific Time, and at any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Meeting of Stockholders. The notice, this proxy statement and the form of proxy card enclosed are first being sent to stockholders on or about September     , 2008. As used in this proxy statement, the terms “Company,” “Visa,” “we,” “us,” and “our” refer to Visa Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2008.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE MEETING:

Question: Why am I receiving these materials?

Answer: Our Board of Directors is providing these proxy materials to you in connection with our Meeting of Stockholders, to be held on October 14, 2008 (the “meeting”). As a stockholder, you are invited to attend the meeting, and are entitled to and requested to vote on the items of business described in this proxy statement.

Question: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Answer: Pursuant to the rules recently adopted by the Securities and Exchange Commission (“SEC”), we are making this proxy statement available to stockholders electronically via the Internet. On or before September     , 2008, we mailed to our stockholders of record the “Notice of Internet Availability of Proxy Materials for the Meeting of Stockholders of Visa Inc. to be held on October 14, 2008” (the “notice”). All stockholders will be able to access this proxy statement on the website referred to in the notice or request to receive printed copies of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. We believe that this new electronic process will expedite your receipt of the proxy materials and reduce the cost and environmental impact of holding our meeting.

Question: How can I electronically access the proxy materials?

Answer: The notice provides you with instructions on how to view our proxy materials for the meeting on the Internet. The website on which you will be able to view our proxy materials will also allow you to choose to receive future proxy materials electronically by e-mail, which will reduce the environmental impact and provide cost savings relating to printing and mailing documents to you.

Question: How can I obtain a full set of proxy materials?

Answer: The notice provides you with instructions on how to request to receive printed copies of the proxy materials. You may request printed copies until one year after the date of the meeting.

Question: What information is contained in this proxy statement?

Answer: This information relates to the proposal to be voted on at the meeting, the voting process and certain other required information.

Question: Who is soliciting my vote pursuant to this proxy statement?

Answer: Our Board of Directors is soliciting your vote at the meeting.

Question: Who is entitled to vote?

Answer: Only stockholders of record at the close of business on August 27, 2008 will be entitled to vote at the meeting. Our class A common stock, class B common stock and each series of our class C common stock will be entitled to vote at the meeting.

Question: How many shares are eligible to be voted?

Answer: As of August 27, 2008, we had              shares of class A common stock,              shares of class B common stock,              shares of class C (series I),              shares of class C (series II),              shares of class C (series III) and              shares of class C (series IV) common stock issued and outstanding. Stockholders of our class A, class B and each series of our class C common stock will be eligible to vote on the proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule. Stockholders of our class B common stock and each series of our class C common stock will be eligible to vote on the proposal on an as-converted basis, which means that each class and series will be entitled to a number of votes equal to the number of shares of class A common stock into which such shares are convertible.

Question: What am I voting on?

Answer: You are voting on a proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule.

Question: How does our Board of Directors recommend that I vote?

Answer: Our Board of Directors recommends that you vote “FOR” the proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule.

Question: How many votes are required to hold the meeting?

Answer: The majority of the shares of common stock outstanding on the record date must be present in person or by proxy to hold the meeting. A separate vote is require by holders of our class A, class B and each series of our class C common stock, so holders of a majority of the outstanding shares of each class and series must be present in person or represented by proxy for each class to have a quorum entitled to vote on the amendments.

Question: How many votes are required for the proposal to pass?

Answer: The amendment to our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule requires the affirmative vote of the holders of a majority of the outstanding shares of our class A, class B and each series of our class C common stock voting separately as a class.

Question: How may I cast my vote?

Answer: You have three options for submitting your vote before the meeting: via the Internet, by telephone or by mail. If you have Internet access, we encourage you to record your vote on the Internet. If you hold your shares in your name as a registered holder you may submit your vote in person. If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name”. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Visa. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, telephone or mail.

Question: How may I cast my vote in person?

Answer: Stockholders intending to attend the meeting in person must reserve their seat by October 10, 2008 by contacting our Investor Relations department at (415) 932-2213. Due to physical space constraints at the meeting location, anyone seeking admittance that cannot prove such ownership or has not reserved their seat in advance may not be admitted. Individuals who own shares through a broker or other nominee should bring to the meeting a legal proxy, brokerage statement or written proof of ownership. Representatives of institutional stockholders should bring a legal proxy or other proof that they are representatives of a firm that held shares as of the close of business on August 27, 2008 and are authorized to vote on behalf of the institution.

Question: How may I cast my vote over the Internet or by telephone?

Answer:

Voting over the Internet: www.proxyvote.com

Voting by Telephone: + 1-800-454-8683

Question: How may I revoke or change my vote?

Answer: If you are a stockholder, you may revoke your proxy at any time before the close of the polls at 9:00 a.m. Pacific Time on October 14, 2008 by submitting your vote in person at the meeting, via the Internet, by telephone or by mail (any mailed revocations must be actually received by the Company by 8:00 a.m. Pacific Time on October 14, 2008), or by delivering instructions to our Corporate Secretary before the meeting.

Question: Who is paying for the costs of this proxy solicitation?

Answer: We will bear the expense of soliciting proxies, and we have retained D. F. King & Co., Inc. to solicit proxies for a fee of $20,000 plus a reasonable amount to cover expenses. We currently estimate that this expense reimbursement will cost us more than $15,000. The actual amount will depend on variables such as the number of proxy materials, the number of stockholders receiving electronic delivery and postage cost.

Question: Who will count the votes?

Answer: Wells Fargo Shareowner Services has been engaged as our independent inspector of elections to tabulate stockholder votes.

Question: What happens if the meeting is adjourned or postponed?

Answer: Your proxy will still be effective and may be voted at the rescheduled meeting. You will still be able to change or revoke your proxy until it is voted.

Question: How are votes counted?

Answer: You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule. If you “ABSTAIN”, it will cause your vote to be counted neither “FOR” nor “AGAINST” the proposal. Abstentions will count for the purpose of determining whether a quorum is present for conducting the meeting. If you complete the voting instructions on the proxy card and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares “FOR” the adoption of the proposal set forth in this proxy statement and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the meeting for a vote.

If your shares are held by your broker as your nominee in street name you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give your broker instructions, the shares will be treated as broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

Question: How can I communicate with the Board of Directors?

Answer: Stockholders and other interested parties may send communications in writing to any or all members of the Board (including the Lead Director, the Chairman or the non-management directors as a group) addressed c/o the General Counsel and Corporate Secretary, P.O. Box 8999, San Francisco, California 94128. Communications should be accompanied by the address, telephone number and e-mail address, if any, of the person submitting the communication. Communications not appropriate for delivery to the Board of Directors will not be delivered.

INFORMATION ABOUT THE MEETING

Our Board of Directors solicits your proxy for the meeting to be held at 8:00 a.m. Pacific Time on October 14, 2008 at the San Francisco Museum of Modern Art, 151 3rd St., San Francisco, California 94103, and at any adjournments or postponements of the meeting, for the purposes set forth in the “Notice of Meeting of Stockholders.” We have made copies of this proxy statement available, beginning on September     , 2008, to the holders of record of each of our class A, class B and class C common stock.

Record Date and Share Ownership. Only stockholders of record at the close of business on August 27, 2008 will be entitled to vote at the meeting. Because a separate class vote of each class and series is required, a majority of the outstanding shares of each class and series of common stock must be present in person or by proxy to have a quorum. On June 11, 2008, we announced a record date of September 5, 2008; however, we have changed the record date to August 27, 2008 so that we can furnish proxy materials to you over the Internet pursuant to Rule 14a-16 “Internet Availability of Proxy Materials” under the Securities Exchange Act of 1934.

Submitting and Revoking Your Proxy. If you complete the voting instructions on the proxy card and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares as follows:

•

“FOR” the amendments to our current certificate of incorporation as set forth in “Proposal 1: Amendments to our Current Certificate of Incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule.”

In addition, if other matters are properly presented for voting at the meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of any other matter that may be properly presented for voting at the meeting.

Your vote is important. Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the meeting in person. You have three options for submitting your vote before the meeting: via the Internet, by telephone or by mail. If you have Internet access, we encourage you to record your vote on the Internet. If you are a registered holder or your shares are held in street name, you may submit your vote in person. The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, telephone or mail.

The polls will close at 9:00 a.m. Pacific Time on October 14, 2008; any further votes will not be accepted after that time. We will announce preliminary results at the meeting and publish the final results on our Web site at www.investor.visa.com shortly after the meeting. If you have any questions about submitting your vote, call our Investor Relations department at (415) 932-2213.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT1

The following table sets forth information about the beneficial ownership of our directors, executive officers and persons that, based on our stock ownership as of August 18, 2008, beneficially own five percent of our class A, class B or class C common stock. Except where otherwise indicated, we believe that the stockholders named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

This table assumes the total number of shares outstanding is as follows:

	As of August 18, 2008
Class A common stock	447,758,505
Class B common stock	245,513,385	(1)
Class C common stock	187,385,236	(2)

As of August 18, 2008 we have approximately 1,781 holders of our class B common stock and approximately 1,120 holders of our class C common stock.

The address of each director and executive officer is c/o Visa Inc., P.O. Box 8999, San Francisco, California 94128-8999.

Class of Visa Inc. Common Stock	Name and Address of Beneficial Owner	Shares Owned		% of Class(3)
	Principal Stockholders:

Class B	JPMorgan Chase & Co.(4) 270 Park Avenue New York, New York 10017-2070	57,125,152		23.3%

Class B	Bank of America Corporation(5) 100 N. Tryon Street, Bank of America Corporate Center Charlotte, North Carolina 28255	29,574,535		12.0%

Class B	National City Corporation(6) National City Center 1900 East Ninth Street Cleveland, Ohio 44114-3484	19,740,446		8.0%

Class B	Citigroup Inc.(7) 399 Park Avenue New York, New York 10043	13,592,372		5.5%

Class B	U.S. Bancorp(8) U.S. Bancorp Center 800 Nicollet Mall Minneapolis, Minnesota 55402	12,533,419		5.1%

Class B	Wells Fargo & Company(9) 420 Montgomery Street San Francisco, California 94104	12,368,751		5.0%

Class C	Visa Europe Limited(10) 1 Sheldon Square London W26TT United Kingdom	62,762,788	(2)	33.5%

Class of Visa Inc. Common Stock	Name of Beneficial Owner	Position	Shares Owned		% of Class(1)
Class A	Joseph W. Saunders	Chairman and Chief Executive Officer	83,295		*	%
Class A	Byron H. Pollitt	Chief Financial Officer	6,000		*	%
Class A	John C. (Hans) Morris	President	40,000		*	%
Class A	William M. Sheedy	Global Head of Corporate Strategy and Business Development	11,563		*	%
Class A	Joshua R. Floum	General Counsel and Corporate Secretary	38,543		*	%
Class A	John M. Partridge	Chief Operating Officer	16,413		*	%
Class A	Ellen Richey	Chief Enterprise Risk Officer	15,000		*	%
Class A	Elizabeth Buse	Global Head of Product	12,432		*	%
Class C	Hani Al-Qadi	Director (Regional director from CEMEA)	100,000		*	%
Class A	Thomas Campbell	Director	3,682		*	%
Class A	Gary Coughlan	Director	7,682		*	%
Class A	Mary B. Cranston	Director	8,382		*	%
Class B	Charles T. Doyle(11)	Director (Regional director from U.S.A.)	2,438		*	%
Class C	Charles T. Doyle	Director	15,682		*	%
Class A	Francisco Javier Fernandez-Carbajal	Director	30,000		*	%
Class A	Peter Hawkins	Director (Regional director from AP)	6,500		*	%
Class A	Suzanne Nora Johnson	Director	13,682		*	%
Class A	Robert W. Matschullat	Director	6,682		*	%
Class A	David I. McKay	Director (Regional director from Canada)	3,000		*	%
Class A	Cathy Elizabeth Minehan	Director	9,182	(12)	*	%
—	David J. Pang	Director	—		*	%
Class C	Charles W. Scharf	Director (Regional director from U.S.A.)	3,682		*	%
—	Segismundo Schulin-Zeuthen	Director (Regional director from LAC)	—		*	%
Class A	William Shanahan	Director	128,682		*	%
Class A	John A. Swainson	Director	5,682		*	%

	Class A common stock held by all directors and executive officers as a group		446,402		*	%
	Class B common stock held by all directors and executive officers as a group		2,438		*	%
	Class C common stock held by all directors and executive officers as a group		119,364		*	%

*	Less than 1.0%.
(1)	The total number of class B shares outstanding and the percentage ownership calculation of class B common stock excludes class B common stock held by Visa U.S.A.
(2)	Excludes 79,748,857 shares of class C (series II) common stock.
(3)	Holders of class B and class C common stock do not have voting rights, except in the case of certain amendments to our current certificate of incorporation which affect the terms of our class B common stock or our class C common stock, certain extraordinary transactions and as may be required under Delaware law.
(4)	J.P. Morgan Chase & Co is a reporting company under the Exchange Act, the shares of which are traded on the New York Stock Exchange and widely held.

(5)	Bank of America Corporation is a reporting company under the Exchange Act, the shares of which are traded on the New York Stock Exchange and widely held.
(6)	National City Corporation is a reporting company under the Exchange Act, the shares of which are traded on the New York Stock Exchange and widely held.
(7)	Citigroup Inc. is a reporting company under the Exchange Act, the shares of which are traded on the New York Stock Exchange and widely held. Citigroup Inc.’s class B common stock reflects the shares of common stock held by its subsidiaries on a consolidated basis.
(8)	U.S. Bancorp is a reporting company under the Exchange Act, the shares of which are traded on the New York Stock Exchange and widely held.
(9)	Wells Fargo & Company is a reporting company under the Exchange Act, the shares of which are traded on the New York Stock Exchange and widely held.
(10)	Visa Europe’s class C common stock reflects the shares of common stock held by its subsidiaries on a consolidated basis.
(11)	Shares of class B common stock are held by Texas First Bank. Texas First Bank is a wholly owned subsidiary of Texas Independent Bancshares, Inc. of which Mr. Doyle is Chairman of the Board, Chief Executive Officer and a major stockholder. Mr. Doyle disclaims beneficial ownership of the shares held by Texas First Bank except to the extent of his pecuniary interest therein.
(12)	Includes 2,000 shares of class A common stock held by Ms. Minehan’s husband. Ms. Minehan disclaims beneficial ownership of the shares held by her husband except to the extent of her pecuniary interest therein.

PROPOSAL 1: AMENDMENTS TO OUR CURRENT AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE UNNECESSARY PROVISIONS AND SYNCHRONIZE THE DIRECTORS’ TERMS WITH OUR ANNUAL MEETING SCHEDULE

General.

On August 22, 2008 our Board of Directors unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for approval, each of the amendments to our current certificate of incorporation set forth in this Proposal 1.

Background to the Amendments.

Our current certificate of incorporation provides for a classified board with three classes with fixed terms that expire, with certain exceptions, on the first, second and third anniversary of the first day of the closing of our reorganization, which was October 1, 2007, and that our Board of Directors will include regional directors from the date of the closing of our initial public offering of our common stock in March 2008 (“IPO”) until the third anniversary of our IPO. It also includes certain provisions that were required solely to facilitate the reorganization and our IPO. In light of the completion of our IPO, our management, aided by our legal advisors, has conducted a review of our current certificate of incorporation regarding any changes that might be advisable and in our interest and the interest of our stockholders.

As a result of its review, our management proposed amendments to our current certificate of incorporation to eliminate the fixed term of our directors and provide instead that the directors’ terms would be synchronized with our annual meeting schedule. The proposed amendments also provide that our Board of Directors will include regional directors from the date of the closing of our IPO until the day immediately preceding the date of our annual meeting to be held in the calendar year 2011 (as opposed to the third anniversary of our reorganization). As a result of such amendment, the requirement that our Board of Directors includes regional directors will end on the day immediately preceding the date of our annual meeting to be held in the calendar year 2011, and not between the third and fourth anniversary of the IPO. Furthermore, the proposed amendments provide that the Board of Directors may fill vacancies on the Board of Directors occurring prior to April 30, 2009, by a resolution adopted by an affirmative vote of a majority of the directors then in office (without having to go through the additional nominating processes currently set forth in our current certificate of incorporation) and the term of directors so chosen will expire on the annual meeting at which the class to which such director has been elected will expire.

The proposed amendments will also eliminate certain other provisions that were required solely to facilitate our reorganization and the IPO. Such provisions will no longer serve any purpose and allowing them to remain in our current certificate of incorporation is unnecessary and could potentially confuse investors and the general public. Additionally, the amendments update all section references and definitions consistent with each substantive change.

In the event that Proposal 1 is not passed, under our current certificate of incorporation the terms of our Class I directors, the regional directors, will expire and, due to the complexity of certain terms of our current certificate of incorporation regarding the filling of vacancies, such vacancies are likely to continue to be unfilled for a period of several months while implementing the process for filling vacancies. As a result, we believe that there are compelling corporate governance reasons to approve Proposal 1 and fill the vacancies promptly.

The following table summarizes the reasons for and general effects of the proposed amendments to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule; the table does not cover all aspects in which your rights as an existing stockholder may differ from your rights after the adoption of Proposal 1. For complete information, you should read the full text of the proposed amended and restated certificate of incorporation attached as Annex-A to this proxy statement. To see the proposed amendments marked against the current text, please refer to Annex-B to this proxy statement.

Provisions of the Current Certificate of Incorporation	Provisions of the Proposed Amended and Restated Certificate of Incorporation
Capital Stock

Reduction of Authorized Capital Stock

Under the current certificate of incorporation, the total number of shares of all classes of capital stock that Visa is authorized to issue is 2,004,559,484,030 shares consisting of:

(i) 25,000,000 shares of preferred stock, par value $0.0001 per share, of which none are issued,

(ii) 2,001,622,245,209 shares of class A common stock, par value $0.0001 per share, of which 447,758,505 were issued and outstanding as of August 18, 2008,

(iii) 622,245,209 shares of class B common stock, par value $0.0001 per share, of which 369,038,802 were issued and outstanding as of August 18, 2008,

(iv) 1,097,165,602 shares of class C common stock, par value $0.0001 per share, of which 267,134,093 were issued and outstanding as of August 18, 2008,

(v) 622,245,209 shares of class USA common stock, par value $0.0001 per share, of which none are issued and outstanding,

(vi) 283,582,801 shares of class EU common stock, par value $0.0001 per share, of which none are issued and outstanding,

(vii) 25,000,000 shares of class Canada common stock, par value $0.0001 per share, of which none are issued and outstanding,

(viii) 130,000,000 shares of class AP common stock, par value $0.0001 per share, of which none are issued and outstanding,

(ix) 90,000,000 shares of class LAC common stock, par value $0.0001 per share, of which none are issued and outstanding, and

(x) 42,000,000 shares of class CEMEA common stock, par value $0.0001 per share, of which none are issued and outstanding.

In accordance with the terms of the current certificate of incorporation and in connection with our reorganization, all of the issued and outstanding shares of regional classes of common stock were converted into either class B common stock or class C common stock on March 17, 2008.

Specifically, the regional classes of common stock include class USA common stock, class EU common stock, class Canada common stock, class AP common stock, class LAC common stock and class CEMEA common stock. As none of these shares (which are enumerated in romanettes (v) through (x) of this section) are currently issued and outstanding, and we have no further purpose for these shares, we propose to eliminate them from our capitalization.

As a result of eliminating these shares, the number of shares of all classes of capital stock that Visa is authorized to issue will accordingly be reduced to 2,003,366,656,020.

Regional Classes of Common Stock

Our current certificate of incorporation contains various references to the regional classes of common stock, the mechanics for the conversion thereof in connection with the IPO and adjustments to the regional conversion rate in connection with the true-up of merger consideration described in Section 4.15 of our current certificate of incorporation.	In connection with our IPO, the true-up adjustments were completed and all issued and outstanding shares of our regional classes of common stock were converted into class B or class C common stock and no regional shares of common stock are outstanding. Subsequently, all regional classes of stock were retired. Therefore it is not necessary to include these sections in the proposed amended and restated certificate of incorporation because they no longer serve any corporate purpose.

Provisions of the Current Certificate of Incorporation	Provisions of the Proposed Amended and Restated Certificate of Incorporation
Certain Corporate Events

True-Up Distribution Date

The current certificate of incorporation defines the true-up distribution date as the date on which each regional class of common stock will be converted into shares of class B common stock or class C common stock, as applicable, and provides the mechanics for the true-up, which occurred on March 17, 2008.	The proposed amended and restated certificate of incorporation eliminates references to and the definition and mechanics of the true-up distribution date because the date has passed and the applicable conversion of regional classes of common stock into shares of class B or class C common stock has been completed. Therefore, the eliminated provisions no longer serve any corporate purpose.

Provisions Related to our IPO

The current certificate of incorporation defines the “IPO date” as the date on which sales of class A common stock in the IPO are first settled in accordance with the terms of the related underwriting agreement entered into in connection with our IPO.

Reference is made to restrictions on the issuance of class A common stock prior to the IPO date. The current certificate of incorporation provides that prior to the IPO date, no shares of class A common stock shall be issued except in connection with, or at any time after, the closing of the IPO; provided that we will have authority to issue shares of class A common stock pursuant to the terms of our equity based compensation plan approved by the Board of Directors.

The IPO date occurred on March 25, 2008. The proposed amended and restated certificate of incorporation eliminates references to the IPO date where such references no longer serve any corporate purpose and amends the definitions of “IPO date” and “final IPO date” to refer to March 25, 2008, the date on which our IPO was settled and the related underwriters’ overallotment was exercised in full and settled.

As the IPO date has occurred, this provision no longer serves any corporate purpose and the amendment serves to eliminate it.

Voting Rights

Prior to True-Up Distribution Date

Provisions in the current certificate of incorporation provide for voting rights prior to the true-up distribution date for the holders of each class of common stock as follows and for the period between the true-up distribution date and the IPO date. Both the true-up distribution date and the IPO date occurred in March 2008.	The proposed amended and restated certificate of incorporation would eliminate the description of voting rights prior to the true-up distribution date and for the period between the true-up distribution date and the IPO date because the true-up distribution date occurred on March 17, 2008 and the IPO date occurred on March 25, 2008. The description of voting rights during these periods is now historical and no longer serves any corporate purpose.

Provisions of the Current Certificate of Incorporation	Provisions of the Proposed Amended and Restated Certificate of Incorporation
Dividends and Distributions

The current certificate of incorporation sets forth procedures for the payment of dividends and share distributions. All holders of outstanding shares of class A common stock, class B common stock, class C common stock or, prior to the true-up distribution date, holders of outstanding shares of any regional class of common stock, as applicable, are entitled to participate ratably, on an as-converted basis, in any dividend or distribution paid on the common stock.

The current certificate of incorporation does not include a definition of beneficial ownership or reference the definition in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934.

The proposed amended and restated certificate of incorporation would update section references and eliminate references to the true-up distribution date and the regional classes of common stock because the true-up has been completed and the regional classes of common stock have been converted into class B or class C common stock as applicable. Therefore, such references are historical and no longer serve any corporate purpose.

As proposed, the addition of the defined term “Beneficially Owned” clarifies that this term will be used consistently throughout our amended and restated certificate of incorporation.

Conversion of Shares

Prohibition of Fractional Shares

The current certificate of incorporation prohibits the issuance of fractional shares, with an exception for shares of any regional class of common stock, and any shares of class B common stock or class C common stock into which any shares of any regional class of common stock may be converted.	The proposed amendment removes the reference to regional shares because the regional classes of common stock have been converted into shares of class B or class C common stock. Therefore, the eliminated references no longer serve any corporate purpose.

Board of Directors

Board Composition

The current certificate of incorporation provides certain board composition requirements that were effective prior to the IPO including a board member representing the Visa Europe region.

The current certificate of incorporation provides that until the third anniversary of the date the underwriters exercise their overallotment option in connection with the IPO, the Board of Directors shall consist of 17 directors, 58% of which will be independent (as defined therein), six will be regional directors and one will be an executive director. The current terms of the Class I, Class II and Class III directors currently expire on the first, second and third anniversary of our reorganization respectively.

The proposed amendment would eliminate such provisions because they are now historical and no longer serve any corporate purpose.

The proposed amendment would synchronize our directors’ terms with our annual meeting schedule. By synchronizing our directors’ terms and annual meeting schedule, we will avoid the requirement to make duplicative regulatory filings in connection with the election of our directors and the solicitation of proxies in connection with such elections. The amendment will also improve our corporate governance by ensuring that directors-elect will take office promptly after they are elected and qualified, thereby giving more immediate effect to the will of our stockholders.

Provisions of the Current Certificate of Incorporation	Provisions of the Proposed Amended and Restated Certificate of Incorporation
Vacancies

The current certificate of incorporation provides that until the third anniversary of the final IPO date, in the event of a vacancy on the Board of Directors resulting from the expiration of the initial term of the regional directors or the death, resignation, disqualification or removal of any regional director, the Board of Directors shall request that a representative sample of the holders of the applicable class or series of common stock that was entitled to vote for the election of such regional director, as the Board of Directors may determine, in its sole discretion, (such stockholder(s) or any individuals designated by such stockholder(s), a “Regional Nominating Committee”), nominate an individual to fill such vacancy, which individual is required to be a current or former senior executive of a financial institution associated with the applicable class or series of common stock which was entitled to vote for the election of such regional director.

Our current certificate of incorporation requires consultation with our regional nominating committees to fill vacancies on the Board of Directors. This amendment dispenses with the need for that process prior to April 30, 2009.

This amendment would allow the Board of Directors to fill vacancies resulting from the expiration of the Class I (regional) directors term on October 1, 2008 by way of a resolution adopted by the affirmative vote of a majority of the directors then in office. The Board of Directors intends to use this authority to fill such vacancies with the Class I directors currently in office, to the extent not prevented by the death, resignation, disqualification or removal of such directors, until our 2009 annual meeting of stockholders.

Removal of Directors

The current certificate of incorporation provides that subject to the rights of the holders of any series of preferred stock outstanding, unless otherwise restricted by the current certificate of incorporation, any director not subject to election by the separate vote of any class or series of common stock pursuant to certain other provisions of the current certificate of incorporation, may be removed from office at any time, with or without cause, only by the affirmative vote of at least eighty percent (80%) in voting power of all of the then outstanding shares of stock of the corporation entitled to vote at an election of directors, voting together as a single class.	This amendment eliminates the requirement for a class or series vote for the removal of directors elected solely by a vote of any class or series of common stock. Prior to the IPO date, the regional classes of common stock were entitled to elect directors by a class vote. Currently, only class A common stock is entitled to vote on the election of directors, therefore the eliminated provision serves no corporate purpose.

Review Committee

The current certificate of incorporation establishes and sets forth the duties of a review committee that was automatically disbanded upon the IPO pursuant to the terms of the certificate of incorporation.	The IPO occurred on March 25, 2008 and all powers and duties of the review committee reverted to the Board of Directors in accordance with the terms of the current certificate of incorporation. Therefore, the proposed amendment would eliminate the provision establishing the review committee.

Provisions of the Current Certificate of Incorporation	Provisions of the Proposed Amended and Restated Certificate of Incorporation
Amendment to Certificate of Incorporation

The current certificate of incorporation sets forth the votes required to amend our constituent documents.

The proposed amended and restated certificate of incorporation eliminates references to sections of the current certificate of incorporation which are proposed to be eliminated. It also clarifies that the voting requirements apply both to the sections set forth and also to any defined terms used in those sections.

Furthermore, the amendment will eliminate references to regional classes of common stock because such classes have been converted into class B or class C common stock as applicable. As a result, these references no longer serve any corporate purpose.

Certain Definitions

The current certificate of incorporation defines certain terms by reference to the global restructuring agreement.

Certain defined terms have been deleted from the proposed certificate of incorporation because they are no longer used due to the deletion of provisions in the current certificate of incorporation, which no longer serve any corporate purpose. Such terms are listed below.

Adjusted Ownership Percentage

Approved Settlement

Class AP Conversion Rate

Class Canada Conversion Rate

Class CEMEA Conversion Rate

Class EU Conversion Rate

Class EU (Series III) Common Stock

Class LAC Conversion Rate

Class USA Conversion Rate

Eligible Bank

Judgment Sharing Agreement

True-Up Distribution Date

The proposed amendment will add certain terms which were previously defined by reference to the global restructuring agreement or the loss sharing agreement, such added terms having substantially the same definitions as in the current amended and restatement certificate of incorporation. Such terms are listed below.

Business Day

DGCL

Escrow Account

Escrow Agreement

Governmental Authority

IPO

Law

Litigation Committee

Litigation Committee Resolution

Litigation Management Agreement

Person

Restructuring Closing Date

Subsidiary

USA Director

Visa Canada

Visa Europe

Visa Litigation Obligation

Votes Required.

The affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of each of the class A, class B and each series of the class C common stock, each voting separately as a single class of common stock, is required to pass “Proposal 1: Amendment and Restatement of our Current Certificate of Incorporation to Eliminate Unnecessary Provisions and Synchronize the Directors’ Terms With Our Annual Meeting Schedule.” If our stockholders approve Proposal 1, we intend to promptly file a fourth amended and restated certificate of incorporation, included as Annex-A to this proxy statement, with the Delaware Secretary of State. The proposed amended and restated certificate of incorporation will become effective on the date the filing is accepted by the Delaware Secretary of State. Please note, however, that the proposed amendment and restatement of our current certificate of incorporation may be abandoned by the Board of Directors, without further action by the stockholders, at any time before or after the meeting if for any reason the Board of Directors deems it advisable.

Recommendation.

The Board of Directors recommends that you vote “FOR” the proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule.

VACANCIES ON OUR BOARD OF DIRECTORS

The terms of six of our directors expire on October 1, 2008, which will result in six vacancies on our Board of Directors. Our current certificate of incorporation requires us to consult with regional nominating committees comprised of a representative sample of our clients in each of our geographic regions in order to fill these vacancies. The proposed amendments to our current certificate of incorporation would permit us to dispense with such regional nominating committees to fill any vacancies occurring prior to April 30, 2009. If the amendment to our current certificate of incorporation is passed, our Board of Directors has indicated that they intend to exercise their power under Section 5.2 to appoint directors and will appoint the directors listed below to fill the vacancies on our Board of Directors. If the proposal is not passed, our Board of Directors will follow the nominating process in our current certificate of incorporation. The directors appointed to fill such vacancies will be submitted to a vote of our stockholders at our annul meeting to be held during the calendar year 2009.

Charles T. Doyle has served as a director of Visa Inc. since October 2007. Mr. Doyle served as a director of Visa U.S.A. Inc. from October 1990 to October 2007, a director of Visa International Service Association from December 2000 to October 2007 and Chairman of the Board of Directors of Inovant from September 2007, where he has been a director since November 2000, until October 2007. Mr. Doyle has served as Chairman of the Board of Directors of Texas First Bank, an independent community bank, since October 1972 and Chairman and Chief Executive Officer of Texas Independent Bankshares, Inc., a financial services holding company, since March 1979. From January 1996 to December 1998, Mr. Doyle served on the Federal Advisory Council to the Board of Governors of the Federal Reserve in Washington, D.C., and from January 1985 to December 1991 as a director of the Federal Reserve Bank in Dallas, Texas. He also served as Mayor of the City of Texas City from May 1990 to May 2000. Mr. Doyle holds a Bachelor of Business Administration degree in Management and Economics from the University of Oklahoma and a Master of Business Administration degree from the University of Houston. Mr. Doyle has attended 8 of the 8 meetings of the Board of Directors in fiscal 2008.

Charles W. Scharf has served as a director of Visa Inc. since October 2007. Mr. Scharf served as a director of Visa U.S.A. Inc. from May 2003 to October 2007. Mr. Scharf has served as Chief Executive Officer of Retail Financial Services at JP Morgan Chase & Co. since July 2004 and Chief Executive Officer of the retail division of Bank One Corporation from May 2002 to July 2004. Prior to this, he was Chief Financial Officer/Executive Vice President at Bank One Corporation from 2000 to 2002, Chief Financial Officer of the Corporate and Investment Bank division at Citigroup, Inc. from 1999 to 2000 and Chief Financial Officer at Salomon Smith Barney and its predecessor company from 1995 to 1999. Mr. Scharf was also a director of Travelers Property Casualty Corporation from September 2002 to September 2005. He holds a Bachelor of Arts degree from The John Hopkins University and a Master of Business Administration degree from New York University. Mr. Scharf has attended 6 of the 8 meetings of the Board of Directors in fiscal 2008.

David I. McKay has served as a director of Visa Inc. since October 2007. Mr. McKay is Group Head of Canadian Banking, Royal Bank of Canada. Previously, he served as the Chairman of Visa Canada from May 2006 to October 2007, a director of Visa Canada from March 2005 to October 2007 and a director of Visa International Service Association from April 2007 to October 2007. Mr. McKay was also the Executive Vice President of Personal Financial Services at Royal Bank of Canada from October 2006 to April 2008. Prior to this role, he served in positions of increasing responsibility since joining Royal Bank of Canada in 1988, including Head of Personal Banking from October 2005 to October 2006 and Senior Vice President of Financing Products from October 2003 to October 2005. Mr. McKay holds a Bachelor of Mathematics degree from the University of Waterloo and a Master of Business Administration degree from the Ivey Business School at University of Western Ontario. Mr. McKay has attended 8 of the 8 meetings of the Board of Directors in fiscal 2008.

Peter Hawkins has served as a director of Visa Inc. since October 2007. Mr. Hawkins served as a director of Visa International Service Association from October 2001 to October 2007 and a director of Inovant from November 2001 to February 2005 and from October 2005 to April 2006. Mr. Hawkins served in positions of increasing responsibility with Australia and New Zealand Banking Group Limited since joining in December

1971, most recently as Group Managing Director, Group Strategic Development from April 2002 to his retirement in December 2005. He is a non-executive director of Mirvac Group, the Treasury Corporation of Victoria, Liberty Financial and St. George Bank Limited. He was also the Chairman of the Board of Directors of Visa AP from May 2005 to October 2007. Mr. Hawkins holds a Bachelor of Commerce and Administration degree at Victoria University, Wellington, New Zealand. Mr. Hawkins has attended 8 of the 8 meetings of the Board of Directors in fiscal 2008.

Segismundo Schulin-Zeuthen has served as a director of Visa Inc. since October 2007. Mr. Schulin-Zeuthen served as a director of Visa International Service Association from July 2003 to October 2007 and a director of Inovant from February 2004 to October 2007. Mr. Schulin-Zeuthen served as a member of the Board of Directors of Banco de Chile from May 1999 to March 2007 and was Chairman of the Board of Directors from May 1999 to March 2004. Previously, he was President and Chief Executive Officer of Banco de Chile from 1987 to May 1999. He also is a director of Sonda S.A. He served as the Chairman of the Board of Directors of Visa LAC from March 2003 to October 2007. Mr. Schulin-Zeuthen holds a Bachelor of Science degree in Commercial Engineering from the Universidad de Chile. Mr. Schulin-Zeuthen has attended 8 of the 8 meetings of the Board of Directors in fiscal 2008.

Hani Al-Qadi has served as a director of Visa Inc. since October 2007. Mr. Al-Qadi has been General Manager and Chief Executive Officer of Arab Jordan Investment Bank since February 1997. He also currently serves as Chairman of the Board of Directors of our affiliate, Visa Jordan Card Services Limited Co. and as a director of Salam International Investment Limited, a Middle East conglomerate with diversified operations in technology and communications, construction and development, luxury and consumer products, energy and industry, and investments and real estate. He also has served as Managing Director and a director of Mediterranean Tourism Investment Company since January 1997 and Managing Director and a director of the Palestine Investment Bank since September 1994. He previously served as a director of Visa CEMEA from September 2000 to October 2007. Mr. Al-Qadi holds a Bachelor of Science degree in Civil Engineering from Imperial College of Science and Technology, London and a Master of Business Administration degree from Harvard Business School. Mr. Al-Qadi has attended 8 of the 8 meetings of the Board of Directors in fiscal 2008.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If a stockholder intends to present any proposal for inclusion in our proxy statement in accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for consideration at our annual meeting of stockholders for the fiscal year ended September 30, 2008, the proposal must be received by our Corporate Secretary no later than January 21, 2009.

To be eligible to submit a proposal for inclusion in our proxy statement pursuant to Rule 14a-8, a stockholder must be a continuous holder of either: (1) at least $2,000 in market value or (2) 1% of our securities entitled to be voted on the proposal at the meeting for at least one year by the date on which the stockholder submits such proposal and continue to hold such securities on the date of the annual meeting. In order to be eligible for consideration, the holder must also transmit the proposal, along with: (1) his or her name, (2) address, (3) the number of shares of the Company’s stock that he or she holds of record or beneficially, (4) the dates on which the shares of our stock were acquired, (5) documentary support for claims of beneficial ownership of our stock and (6) a written statement that the holder intends to continue to hold the stock through the date of the annual meeting, in writing, by certified mail, return receipt requested to the attention of our Corporate Secretary at P.O. Box 8999, San Francisco, California 94128-8999. Such proposal must meet all of the requirements of the rules of the SEC relating to stockholder proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which we are permitted to exclude proposals and other matters governed by such rules and regulations.

In addition to any requirements imposed by Rule 14a-8, stockholder proposals must be submitted in accordance with the requirements of our bylaws. To be timely under the bylaws, a stockholder notice must be mailed to the Corporate Secretary and received at our principal executive offices, P.O. Box 8999, San Francisco, California 94128-8999, not earlier than 120 calendar days and not later than the close of business on the 90th calendar day prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, for the first annual meeting following our initial public offering, or if no annual meeting was held in the previous year or the date of the annual meeting is in any other year advanced by more than 30 calendar days, or delayed by more than 60 calendar days, from the first anniversary of the preceding year’s annual meeting, notice by the stockholders must be received at the principal executive offices (i) not earlier than 120 calendar days prior to the scheduled date of such annual meeting and (ii) not later than the close of business on the later of the 90th calendar day prior to the scheduled date of such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made or sent by us. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder Notice as described above.

A copy of the full text of our advance notice bylaw provision referred to above may be obtained by writing to the Corporate Secretary or by visiting our website at http://www.corporate.visa.com.

ADDITIONAL MEETING INFORMATION

In addition to voting choices specifically marked, and unless otherwise indicated by the stockholder, the proxy card confers discretionary authority on the named proxy holders to vote on any matter that properly comes before the meeting which is not described in these proxy materials. At the time this proxy statement went to press, we knew of no other matters which might be presented for stockholder action at the meeting.

Attending the Meeting

We offer two options for participating in the meeting: listening to an audio webcast at www.investor.visa.com or attending in person. We will hold the meeting at 8:00 a.m. Pacific Time on October 14, 2008 at the San Francisco Museum of Modern Art, 151 3rd St., San Francisco, California 94103.

When you arrive, signs will direct you to the meeting room. Please note that the doors to the meeting room will not open until 7:30 a.m. Pacific Time. Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures. We will not permit the use of cameras (including cell phones with photographic capabilities) and other recording devices in the meeting hall. If you choose to listen to the webcast, go to www.investor.visa.com shortly before the meeting time, and follow the instructions for downloading the webcast. During the webcast, you will be able to submit questions by following the instructions on the website. If you miss the meeting, you can listen to a replay of the webcast at www.corporate.visa.com until October 28, 2008.

Only stockholders of record as of August 27, 2008 who can prove such ownership and valid identification will be allowed admittance to attend the meeting. In addition, stockholders intending to attend the meeting in person must reserve their seat in advance by contacting our Investor Relations Department at (415) 932-2213. Anyone seeking admittance that cannot prove such ownership or has not reserved their seat in advance may not be admitted. Individuals who own shares through a broker or other nominee should bring to the meeting a legal proxy, brokerage statement or written proof of ownership. Representatives of institutional stockholders should bring a legal proxy or other proof that they are representatives of a firm which held shares on August 27, 2008 and are authorized to vote on behalf of the institution.

You do not need to attend the meeting to vote if you submit your proxy in advance of the meeting.

SEC Filings

This proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and our quarterly reports dated December 31, 2007, March 31, 2008 and June 30, 2008 are available from the SEC at its website, www.sec.gov.

Householding

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings and reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing documents to you. In accordance with notices sent to stockholders sharing a single address, we are sending only one proxy statement to that address unless we have received contrary instructions from a stockholder at that address. Any stockholders who object to or wish to begin householding may notify the Investor Relations Department orally or in writing at the telephone number or address, as applicable, at 415-932-2213 and P.O. Box 8999, San Francisco, California 94128-8999. We will send an individual copy of the proxy statement to any stockholder who revokes its consent to householding within 30 days of our receipt of such revocation.

CONTACTING THE CORPORATE SECRETARY

You may contact our Corporate Secretary to communicate with our Board of Directors, nominate or suggest a director candidate, make a stockholder proposal, request householding or additional meeting materials, or revoke a prior proxy instruction. You may contact the Corporate Secretary at the Company’s offices in San Francisco, California.

By Order of the Board of Directors

Joseph W. Saunders
Chief Executive Officer and
Chairman of the Board
Visa Inc.

ANNEX A—CLEAN

PROPOSED AMENDMENTS

TO THE CURRENT

CERTIFICATE OF INCORPORATION OF

VISA INC.

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VISA INC.

Visa Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 25, 2007 (the “Original Certificate of Incorporation”) and an Amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 28, 2007 (the “Amendment to the Certificate of Incorporation,” and together with the Original Certificate of Incorporation, the “Initial Certificate of Incorporation”).

2. The Initial Certificate of Incorporation was amended and restated and an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 1, 2007 (the “First Amended and Restated Certificate of Incorporation”), further amended and restated by an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 11, 2008 (the “Second Amended and Restated Certificate of Incorporation”) and further amended and restated by an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 7, 2008 (the “Third Amended and Restated Certificate of Incorporation”).

3. Pursuant to Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), this Fourth Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) has been duly adopted in accordance therewith, and amends, restates and integrates the provisions of the Third Amended and Restated Certificate of Incorporation.

4. The text of the Third Amended and Restated Certificate of Incorporation is further amended and restated by this Fourth Amended and Restated Certificate of Incorporation to read in its entirety as follows:

ARTICLE I

Section 1.1 Name. The name of the corporation is “Visa Inc.” (the “Corporation”).

ARTICLE II

Section 2.1 Address. The registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

Section 3.1 Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 4.1 Initial Authorized Capital Stock. (a) The total number of shares of all classes of stock that the Corporation is authorized to issue is 2,003,366,656,020 shares, consisting of: (i) 25,000,000 shares of Preferred

Stock, par value $0.0001 per share (“Preferred Stock”), (ii) 2,001,622,245,209 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), (iii) 622,245,209 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), (iv) 1,097,165,602 shares of Class C Common Stock, par value $0.0001 per share (“Class C Common Stock” and collectively with Class A Common Stock and Class B Common Stock, “Common Stock”).

(b) The authorized Class C Common Stock shall be divided into four series of Class C Common Stock, consisting of (i) 813,582,801 shares designated as Class C (Series I) Common Stock (“Class C (Series I) Common Stock”), (ii) 218,582,801 shares designated as Class C (Series II) Common Stock (“Class C (Series II) Common Stock”), (iii) 64,000,000 shares designated as Class C (Series III) Common Stock (“Class C (Series III) Common Stock”) and (iv) 1,000,000 shares designated as Class C (Series IV) Common Stock (“Class C (Series IV) Common Stock”).

Section 4.2 Increase or Decrease in Authorized Capital Stock. The number of authorized shares of any Preferred Stock, Class A Common Stock, Class B Common Stock or Class C Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, Class A Common Stock, Class B Common Stock or Class C Common Stock, voting separately as a class, shall be required therefor.

Section 4.3 [Reserved]

Section 4.4 Preferred Stock. (a) Subject to the other provisions of this Certificate of Incorporation, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide by resolution or resolutions from time to time out of the unissued shares of Preferred Stock for the issuance of one or more series of Preferred Stock, without further stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof.

(b) The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following: (1) the designation of the series, which may be by distinguishing number, letter or title; (2) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding); (3) the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative; (4) the dates on which dividends, if any, shall be payable; (5) the redemption rights and price or prices, if any, for shares of the series; (6) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series; (7) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (8) whether the shares of the series shall be convertible into, or exchangeable or redeemable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made; (9) restrictions on the issuance of shares of the same series or any other class or series; (10) the voting rights, if any, of the holders of shares of the series generally or upon specified events; and (11) any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications or limitations of, or restrictions on, such shares as are permitted by law; provided, however, that the Board shall not have authority to provide for the issuance of any shares of Preferred Stock that are convertible into shares of Class B Common Stock or Class C Common Stock.

(c) No series of Preferred Stock shall be issued which adversely and disproportionately affects the rights or privileges of any class or series of Common Stock in relation to any other class or series of Common Stock, assuming, for purposes of calculating the relative economic and voting rights of any such class or series of Common Stock that is directly or indirectly convertible into Class A Common Stock, that such class or series of Common Stock has been converted into Class A Common Stock; provided that, subject to Section 4.23, the foregoing shall not be construed as a limitation on the ability of the Corporation to issue Preferred Stock that affects holders of all classes and series of Common Stock on an equal and ratable basis.

Section 4.5 [Reserved]

Section 4.6 [Reserved]

Section 4.7 Voting Rights. Subject to other provisions of this Certificate of Incorporation:

(a) each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; and

(b) except as otherwise expressly provided herein or as required by applicable law, each holder of Class B Common Stock and each holder of any series of Class C Common Stock shall have no voting power in respect of and shall not be entitled to any votes with respect to the shares of Class B Common Stock or Class C Common Stock (as applicable) held of record by such holder on any matters on which stockholders generally are entitled to vote; provided, however, that, in addition to any other vote required by law, for so long as any shares of Class B Common Stock or Class C Common Stock remain issued and outstanding: (i) the affirmative vote of the holders of a majority of the voting power of the Class B Common Stock and Class C (Series I) Common Stock (and, prior to the conversion thereof into shares of Class C (Series I) Common Stock pursuant to Section 4.20 hereof, the Class C (Series III Common Stock and Class IV Common Stock), voting together as a single class (in which vote the Class A Common Stock and Class C (Series II) Common Stock shall not participate) separate from all other classes or series of capital stock of the Corporation, on an “as converted basis” as described in Section 4.8 hereof, shall be required for the approval of any consolidation, merger, combination or other transaction in which shares of Class A Common Stock are exchanged for, converted into or changed into other stock or securities, or the right to receive cash or other property, unless the shares of Class B Common Stock and Class C Common Stock of all series thereof shall be exchanged for or changed into the same per share amount of stock, securities, cash or any other property, as the case may be, for which or in which each share of Class A Common Stock is exchanged, converted or changed; and (ii) the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Common Stock of all classes and series other than the Class C (Series II) Common Stock, voting together as a single class (in which vote the Class C (Series II) Common Stock shall not participate) separate from all other classes or series of capital stock of the Corporation, shall be required to authorize the Corporation to exit its core payments business (i.e., to no longer operate a consumer debit/credit payments business).

Section 4.8 Voting on an As Converted Basis. (a) With respect to each matter upon which holders of Class B Common Stock or Class C Common Stock are entitled to vote pursuant to Section 4.7 or applicable law, each such holder shall be entitled, with respect to each share of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock), as applicable, owned of record by such holder, to a number of votes equal to the aggregate number of shares of Class A Common Stock into which each share of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock) owned by such holder, as applicable, would be converted, assuming the conversion, on the record date for such vote, of all outstanding shares of Class B Common Stock and Class C Common Stock into Class A Common Stock, based on the Applicable Conversion Rate in effect on such record date.

(b) Notwithstanding anything to the contrary contained herein, and to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.

Section 4.9 Dividends and Distributions. (a) Subject to applicable law and to the provisions of this Certificate of Incorporation (including, without limitation, Section 4.19(d)) and to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. All holders of outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock (regardless of series thereof) shall be entitled to participate ratably (on an “as converted” basis in the case of the holders of the Class B Common Stock, Class C Common Stock) in any dividend or distribution paid on the Common Stock (regardless of class or series), and no dividend or distribution may be declared or paid on any class or series of Common Stock (whether Class A Common Stock, Class B Common Stock or Class C Common Stock (or any series thereof)) unless an equivalent dividend is contemporaneously declared and paid (on an “as converted” basis) on each other class and series of Common Stock in accordance with the provisions of this Certificate of Incorporation. For purposes of this Section 4.9, “as converted” shall mean that each holder of Class B Common Stock and each holder of Class C Common Stock (regardless of series thereof) shall be entitled to its ratable portion of any dividend or distribution based upon the number of shares of Class A Common Stock into which the shares of Class B Common Stock or Class C Common Stock, as applicable, Beneficially Owned by such holder would be converted, based on the Applicable Conversion Rate in effect on such record date, without regard to any restrictions on the amount of Class A Common Stock any stockholder may own.

(b) Subject to the provisions of this Certificate of Incorporation (including, without limitation, Section 4.19(d)), for purposes of this Section 4.9, a share distribution consisting of shares of any class or series of securities of the Corporation or any other Person other than Common Stock (or securities that are convertible into, exchangeable for or evidence the right to purchase shares of Common Stock) may be made, either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock, Class B Common Stock and Class C Common Stock or on the basis of a distribution of one class or series of securities to holders of Class A Common and another class or series of securities to holders of Class B Common Stock and Class C Common Stock; provided that the securities that are so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exchangeable, or which the distributed securities evidence the right to purchase) do not differ in any respect other than their relative voting rights and related differences in designation, conversion and share distribution provisions, with holders of shares of Class B Common Stock and Class C Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights and related difference in designation, conversion and share distribution provisions between Class A Common Stock, Class B Common Stock or Class C Common Stock); provided that if the securities so distributed constitute capital stock of a subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion and share distribution provisions between the Class A Common Stock, Class B Common Stock and Class C Common Stock, and provided that, in each case, such distribution is otherwise made on an equal per share basis.

Section 4.10 Conversion of Class B Common Stock and Class C Common Stock into Class A Common Stock. In the event that any outstanding share of Class B Common Stock or Class C Common Stock shall be Transferred to a Person that is not a Visa Member or an Affiliate of a Visa Member in accordance with Section 4.25 hereof, such share shall, automatically and without further action on the part of the Corporation or any holder of Class B Common Stock or Class C Common Stock, as applicable, immediately prior to the Transfer, be converted into shares of Class A Common Stock based upon the Applicable Conversion Rate in effect on the date of such Transfer; provided, however, that in no event shall any share of Class B Common Stock or Class C Common Stock, as applicable, be converted into any shares of Class A Common Stock except in connection with (i) a sale of such shares on a securities exchange on which shares of Class A Common Stock are listed by means of a “brokers’ transaction” within the meaning of paragraph (g) of Rule 144 under the Securities Act of 1933 or (ii) a private placement of such shares to a Person who is not a Visa Member or an Affiliate of a Visa Member; and provided, further, that no such conversion shall be effected until the expiration of all applicable restrictions on Transfer of such shares set forth in Section 4.25. Shares of Class B Common Stock or Class C Common Stock so converted shall cease to be outstanding and shall no longer be issuable by the Corporation hereunder. For the avoidance of doubt shares of Class B Common Stock and Class C Common Stock shall only be convertible into shares of Class A Common Stock in connection with a Transfer described in this Section 4.10, and no holder of any shares of Class B Common Stock or Class C Common Stock shall have the right to convert, or to require the Corporation to convert, such shares into shares of Class A Common Stock at any time.

Section 4.11 Conversion of Class A Common Stock into Class C (Series I) Common Stock. In the event that, at any time after the IPO Date, any Visa Member or Similar Person shall acquire any shares of Class A Common Stock, each such share shall, automatically and without further action on the part of the Corporation or any holder of Class A Common Stock, be converted into one share of Class C (Series I) Common Stock; provided, however, that the provisions of this Section 4.11 and such automatic conversion shall not apply with respect to any shares of Class A Common Stock acquired by a Visa Member other than shares of Class A Common Stock acquired by such Visa Member for its own account as a principal investor or for the account of an Affiliate of such Visa Member that is acting as a principal investor. Without limiting the foregoing, such automatic conversion shall not apply to any shares of Class A Common Stock acquired or held by a Visa Member, a Similar Person or any of their respective Affiliates in connection with its brokerage, market making, custody, investment management or similar operations or acquired by any investment fund managed by a Visa Member, a Similar Person or any of their respective Affiliates. All Class A Common Stock converted pursuant to this Section 4.11 shall cease to be outstanding and shall no longer be issuable by the Corporation hereunder.

Section 4.12 No Fractional Shares. No fractional shares of any class of Common Stock will be issued upon conversion of any shares of any other class of Common Stock into shares of such class or upon redemption of any shares of Common Stock. In lieu of fractional shares, the Corporation shall pay cash equal to such fractional amount multiplied by the fair market value (as determined by or in accordance with procedures established by the Board in good faith and in its sole discretion) per share of the applicable class of Common Stock into which such shares are being converted, as of the conversion date or the applicable class of Common Stock from which such shares are being redeemed on the applicable redemption date, as the case may be. If more than one share of any class of Common Stock is being converted at one time by, or redeemed at one time from, the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Common Stock converted or redeemed, as applicable, by such holder at such time. For purposes of determining the fair market value of any share of Class B Common Stock and Class C Common Stock (other than Class C (Series II) Common Stock) in any redemption governed by this Section 4.12 (and solely for such purpose), each share of Class B Common Stock and each share of each series of Class C Common Stock (other than the Class C (Series II) Common Stock) shall be deemed to have been converted into shares of Class A Common Stock based on the Applicable Conversion Rate immediately prior to the applicable redemption.

Section 4.13 Maintenance of Authorized Capital Stock; Treatment on Recapitalizations; Etc. The Corporation shall at all times reserve and keep available, free from any preemptive rights, out of its authorized but unissued shares of each applicable class or series of Common Stock into which any other class or series of Common Stock is convertible at any time, for the purpose of effecting such conversion, the full number of shares of Common Stock of each applicable class or series issuable upon the conversion of all outstanding shares of each other class or series that is convertible into such class or series of Common Stock. The Corporation shall not reclassify, subdivide or combine any class of Common Stock without also reclassifying, subdividing or combining each other class of Common Stock on an equal per share basis.

Section 4.14 Adjustments to Conversion Rate.

(a) If the Corporation (i) subdivides, reclassifies or splits any of its outstanding shares of any class or series of its Common Stock into a greater number of shares; (ii) combines or reclassifies any of its outstanding shares of any class or series of Common Stock into a smaller number of shares; or (iii) issues by reclassification of any class of its Common Stock any shares of any class of its Common Stock, then the Applicable Conversion Rate in effect immediately prior to such action for each share of Class B Common Stock or Class C Common Stock then outstanding shall be adjusted by multiplying the Applicable Conversion Rate in effect immediately prior to such action by a fraction (A) the numerator of which shall be the number of shares of all classes of Common Stock outstanding immediately after such action (giving pro forma effect to the exercise of all then outstanding convertible securities) and (B) the denominator of which shall be the number of shares of all classes of Common Stock outstanding immediately prior to such action on the record date applicable to such action, if any (giving pro forma effect to the exercise of all then outstanding convertible securities). The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Applicable Conversion Rate shall again be adjusted to be the Applicable Conversion Rate which would then be in effect if such record date or effective date had not been so fixed.

(b) Whenever the Applicable Conversion Rate is adjusted, the Corporation shall promptly mail to holders of Class B Common Stock or Class C Common Stock then outstanding, at the addresses appearing on the stock register, a notice of the adjustment. The Corporation shall keep with its records such notice and a certificate from the Corporation’s Chief Financial Officer briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

(c) After an adjustment to the Applicable Conversion Rate for outstanding shares of Class B Common Stock or Class C Common Stock pursuant to this Section 4.14, any subsequent event requiring an adjustment pursuant this Section 4.14 shall cause an adjustment to the Applicable Conversion Rate for outstanding shares of Class B Common Stock and Class C Common Stock as so adjusted.

Section 4.15 [Reserved]

Section 4.16 [Reserved]

Section 4.17 [Reserved]

Section 4.18 Mandatory Redemption of Class B Common Stock and Class C Common Stock Other than Class C (Series II) Common Stock.

(a) The Litigation Committee shall act in good faith to determine a reasonable amount in light of prevailing facts and circumstances (expressed as a percentage of the expected net proceeds to be received by the Corporation from the offering of shares of Class A Common Stock in the IPO) (such amount, the “Escrow Amount”) and shall notify Visa Inc. in writing of the Escrow Amount not less than twenty (20) Business Days prior to the IPO Date. Not later than four (4) Business Days after the IPO Date, the Corporation shall determine the Initial Aggregate Redemption Amount. As promptly as practicable, and in any event within five (5) Business Days, after the IPO Date, the Corporation shall cause the Escrow Amount to be deposited into the Escrow Account, subject to the terms and conditions of the Escrow Agreement and of the rights of the holders of Class B Common Stock as set forth herein. Except as set forth in the immediately preceding sentence, no funds of the Corporation other than the Escrow Amount (including any amounts deposited into the Escrow Account from the proceeds of any sale of any Loss Shares in accordance with Section 4.26 of this Certificate of Incorporation) shall be held in the Escrow Account or otherwise co-mingled with the Escrow Amount. Prior to the Escrow Termination Date, no disbursements shall be made from the Escrow Account except in accordance with the terms and conditions of the Escrow Agreement. From and after the Escrow Termination Date, any and all funds remaining on deposit in the Escrow Account shall be disbursed to and retained by the Corporation.

(b) After the IPO Date, the Corporation shall redeem from the holders of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock, and other than any holder of Common Stock that is a Subsidiary of the Corporation) the applicable Redemption Shares (as defined below) in accordance with the provisions of this Section 4.18.

(c) Each share of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock and any shares of Common Stock owned by any Subsidiary of the Corporation) is subject to mandatory redemption by the Corporation as provided in this Section 4.18. Promptly, and in any event (i) within four (4) Business Days after the IPO Date, the Corporation shall determine the Initial Aggregate Redemption Amount, and (ii) within five (5) Business Days after the Final IPO Date, the Corporation shall determine the Final Aggregate Redemption Amount.

(d) Within five (5) Business Days after the IPO Date, the Corporation shall deliver to each holder of Class B Common Stock and to each holder of Class C Common Stock (in each case, other than the Class C (Series II) Common Stock and other than any Common Stock owned by any Subsidiary of the Corporation), at its respective address shown in the stock register, a notice (a “First Tranche Redemption Notice”), setting forth: the (i) the Initial Aggregate Redemption Amount, (ii) the Escrow Amount, (iii) the number of shares of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock), as applicable, to be redeemed by the Corporation from such holder pursuant to such First Tranche Redemption Notice, (iv) the date (the “First Tranche Redemption Date”) on which such redemption is to occur, which shall be a date not later than ten (10) Business Days after the date on which the First Tranche Redemption Notice is delivered, and (v) if applicable, the place where certificates representing such shares of Class B Common Stock or Class C Common Stock, as applicable, are to be surrendered for payment of the applicable redemption price.

(e) Subject to Section 4.18(j), on the First Tranche Redemption Date, the Corporation shall be required to redeem, out of the capital of the Corporation and not out of surplus:

(i) from the holders of Class B Common Stock (other than any Common Stock owned by any Subsidiary of the Corporation), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class B Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class B Common Stock (the “Class B First Tranche Redemption Shares”) equal to ((X) the sum of ((I) the Initial Aggregate Redemption Amount and (II) the Escrow Amount), multiplied by the Class B Percentage, minus (Y) the Escrow Amount) and divided by (Z) the IPO Price; and

(ii) from the holders of Class C Common Stock (other than the Class C (Series II) Common Stock), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class C Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class C Common Stock (the “Class C First Tranche Redemption Shares” and, together with the Class B First Tranche Redemption Shares, the “First Tranche Redemption Shares”) equal to (X) the sum of ((I) the Initial Aggregate Redemption Amount and (II) the Escrow Amount), multiplied by (Y) the Class C Percentage, divided by (Z) the IPO Price; provided that the ratable portion of the Class C (Series III) Common Stock and the Class C (Series IV) Common Stock so redeemed shall be determined by treating the Class C (Series III) Common Stock and Class C (Series IV) Common Stock as a single series for such purpose and redeeming from the holders of such series of Class C Common Stock, first, a number of shares of Class C (Series III) Common Stock equal to the lesser of (x) an amount equal to the number of Class C First Tranche Redemption Shares attributable to such series and (y) all outstanding shares of Class C (Series III) Common Stock, ratably from such holders and, second, to the extent necessary, an amount of shares of Class C (Series IV) Common Stock which, when aggregated with the shares of Class C (Series III) Common Stock previously redeemed, equals the Class C First Tranche Redemption Shares attributable to such series, ratably from such holders.

(f) The Corporation shall pay to each holder of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock), ratably to each holder in accordance with its respective holdings of Class B Common Stock or Class C Common Stock, on a pari passu basis, but subject to the priority of payments in 4.18(e), upon surrender of the certificates representing such holder’s First Tranche Redemption Shares (properly endorsed or assigned for transfer, if the Board shall so require and if so stated in the First Tranche Redemption Notice), out of the capital of the Corporation and not out of surplus, an aggregate amount equal to the number of First Tranche Redemption Shares so surrendered by such holder multiplied by the IPO Price (with respect to each such holder, its “Applicable First Tranche Class B/C Redemption Price”). In case fewer than all of the shares represented by such certificate are First Tranche Redemption Shares, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof. From and after the First Tranche Redemption Date, unless the Corporation shall fail to have sufficient capital, all First Tranche Redemption Shares shall no longer be deemed to be outstanding (regardless of whether the certificates representing such First Tranche Redemption Shares have been surrendered), and shall be retired and canceled and all rights of the holder thereof as a holder thereof (except for the right to receive the Applicable First Tranche Class B/C Redemption Price from the Corporation) shall cease and be terminated with respect to such First Tranche Redemption Shares. If necessary, and to the extent permitted by the DGCL and other applicable law, the Board shall increase the capital of the Corporation by directing that any surplus be transferred to capital in order to ensure that there is sufficient capital to pay the aggregate Applicable First Tranche Class B/C Redemption Prices out of capital.

(g) Promptly, and in any event within ten (10) Business Days after the Final IPO Date (but only to the extent the Final Aggregate Redemption Amount is greater than zero dollars ($0.00)), the Corporation shall deliver to each holder of Class B Common Stock and to each holder of Class C Common Stock (in each case, other than the Class C (Series II) Common Stock and other than any Common Stock owned by any Subsidiary of the Corporation), at its respective address shown in the stock register, a notice (a “Final Tranche Redemption Notice”), setting forth: (i) the Final Aggregate Redemption Amount, (ii) the number of shares of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock), as applicable, to be redeemed by the Corporation from such holder pursuant to such Final Tranche Redemption Notice, (iii) the date on which such redemption is to occur, which shall be a date not later than fifteen (15) Business Days after the date (the “Final Tranche Redemption Date”) on which the Final Tranche Redemption Notice is delivered, and (iv) if applicable, the place where certificates representing such shares of Class B Common Stock or Class C Common Stock, as applicable, are to be surrendered for payment of the applicable redemption price.

(h) To the extent required by Section 4.18(g) and subject to Section 4.18(j), on the Final Tranche Redemption Date, the Corporation shall be required to redeem, out of the capital of the Corporation and not out of surplus:

(i) from the holders of Class B Common Stock (other than any Common Stock owned by any Subsidiary of the Corporation), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class B Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class B Common Stock (the “Class B Final Tranche Redemption Shares”) equal to (X) the Final Aggregate Redemption Amount, multiplied by (Y) the Class B Percentage, and divided by (Z) the IPO Price; and

(ii) from the holders of Class C Common Stock (other than the Class C (Series II) Common Stock), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class C Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class C Common Stock (the “Class C Final Tranche Redemption Shares” and, together with the Class B Final Tranche Redemption Shares, the “Final Tranche Redemption Shares”) equal to (X) the Final Aggregate Redemption Amount, multiplied by (Y) the Class C Percentage, divided by (Z) the IPO Price; provided that the ratable portion of the Class C (Series III) Common Stock and the Class C (Series IV) Common Stock so redeemed shall be determined by treating the Class C (Series III) Common Stock and Class C (Series IV) Common

Stock as a single series for such purpose and redeeming from the holders of such series of Class C Common Stock, first, a number of shares of Class C (Series III) Common Stock equal to the lesser of (x) an amount equal to the number of Class C Final Tranche Redemption Shares attributable to such series and (y) all outstanding shares of Class C (Series III) Common Stock, ratably from such holders and, second, to the extent necessary, an amount of shares of Class C (Series IV) Common Stock which, when aggregated with the Class C (Series III) Common Stock previously redeemed, equals the Class C Final Tranche Redemption Shares attributable to such series, ratably from such holders.

(i) To the extent required by Section 4.18(g), the Corporation shall pay to each holder of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock), ratably to each holder in accordance with its respective holdings of Class B Common Stock or Class C Common Stock, on a pari passu basis, but subject to the priority of payments in Section 4.18(j), upon surrender of the certificates representing such holder’s Final Tranche Redemption Shares (properly endorsed or assigned for transfer, if the Board shall so require and if so stated in the Final Tranche Redemption Notice), out of the capital of the Corporation and not out of surplus, an aggregate amount equal to the number of Final Tranche Redemption Shares so surrendered by such holder multiplied by the IPO Price (with respect to each such holder, its “Applicable Class B/C Final Tranche Redemption Price”). In case fewer than all of the shares represented by such certificate are Final Tranche Redemption Shares, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof. From and after the Final Tranche Redemption Date, unless the Corporation shall fail to have sufficient capital, all Final Tranche Redemption Shares shall no longer be deemed to be outstanding (regardless of whether the certificates representing such Final Tranche Redeemed Shares have been surrendered) and, shall be retired and canceled and all rights of the holder thereof as a holder thereof (except for the right to receive the Applicable Class B/C Final Tranche Redemption Price from the Corporation) shall cease and be terminated with respect to such Final Tranche Redemption Shares. If necessary, and to the extent permitted by the DGCL and other applicable law, the Board shall increase the capital of the Corporation by directing that any surplus be transferred to capital in order to ensure that there is sufficient capital to pay the aggregate Applicable Class B/C Final Tranche Redemption Prices out of capital.

(j) Notwithstanding anything to the contrary contained in this Certificate of Incorporation, the redemption of the applicable Class C Redemption Shares Beneficially Owned by Visa Europe Limited (“Visa Europe”) shall not, unless Visa Europe so elects by delivery of a written notice to the Corporation, occur until the date that is the later of the IPO Date (or the Final IPO Date, as applicable) and the date that is three hundred sixty-nine (369) calendar days after the date on which the Inovant US Holdco Merger Effective Time occurs (or, if such date is not a Business Day, until the next succeeding Business Day) (such later date, the “Deferred Redemption Date”), and (i) the Corporation shall be obligated to redeem such Class C Redemption Shares on the Deferred Redemption Date out of the capital of the Corporation, (ii) the Applicable Class B/C First Tranche Redemption Price or the Applicable Class B/C Final Tranche Redemption Price, as the case may be, in respect of such Class C Redemption Shares shall be payable on the Deferred Redemption Date, without interest and (iii) until such time, such Class C Redemption Shares shall remain subject to all applicable restrictions on Transfer as set forth in Section 4.25 hereof but, in all other respects, Visa Europe shall continue to enjoy full economic and beneficial entitlement to such Class C Redemption Shares.

Section 4.19 Redemption of Class C (Series II) Common Stock.

(a) Each share of Class C (Series II) Common Stock outstanding at any time shall be subject to redemption by the Corporation (or at the option of Visa Europe) as provided in this Section 4.19.

(b) The Corporation shall be entitled, by written notice to Visa Europe (a “Corporation Redemption Notice”) delivered at any time after the later of (x) the date that is three hundred sixty-nine (369) calendar days after the date on which the Inovant US Holdco Merger Effective Time occurs and (y) the IPO Date (or the Final IPO Date, as applicable), to redeem, and Visa Europe shall be entitled, by written notice to the Corporation (a “VE Redemption Notice”) delivered at any time after the later of (x) the date that is four hundred twenty-nine (429) days after the date on which the Inovant US Holdco Merger Effective Time occurs and (y) the date that is sixty (60) days after the IPO Date (or the Final IPO Date, as applicable), to require the Corporation to redeem, in either such case out of the capital of the Corporation, all, but not less than all, of the outstanding shares of Class C (Series II) Common Stock. Upon receipt of a Corporation Redemption Notice by Visa Europe or a VE Redemption Notice by the Corporation, the Corporation shall be irrevocably obligated to redeem from each holder thereof, out of the capital of the Corporation and not out of surplus, and each such holder shall be irrevocably obligated to surrender for redemption, on the date specified in the Corporation Redemption Notice or VE Redemption Notice, as applicable (which date shall not be earlier than five (5) days after the date on which such notice is delivered (the “Series II Redemption Date”), all but not less than all of the shares of Class C (Series II) Common Stock owned by each such holder on the Series II Redemption Date, for a redemption price per share, payable in cash, equal to (i) the Aggregate Series II Redemption Amount divided by (ii) the aggregate number of shares of Class C (Series II) Common Stock issued and outstanding on the Series II Redemption Date (the “Series II Per Share Redemption Price”).

(c) On the Series II Redemption Date, each holder of Class C (Series II) Common Stock shall surrender to the Corporation the certificate or certificates representing all of its Class C (Series II) Common Stock, and thereupon, with respect to each such holder, an amount equal to the number of shares of Class C (Series II) Common Stock owned by such holder multiplied by the Series II Per Share Redemption Price (with respect to each such holder, its “Applicable Series II Redemption Amount”) shall be payable in cash to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Series II Redemption Date, unless there shall have been a default in payment of any Applicable Series II Redemption Amount, all rights of the holders of shares of Class C (Series II) Common Stock, as holders of Class C (Series II) Common Stock (except the right to receive the Applicable Series II Redemption Amount, without interest, upon surrender of the certificate or certificates representing their Class C (Series II) Common Stock) shall cease with respect to such shares, and such shares shall be retired and canceled. If necessary, and to the extent permitted by the DGCL and other applicable law, the Board shall increase the capital of the Corporation by directing that any surplus be transferred to capital in order to ensure that there is sufficient capital to pay the Aggregate Series II Redemption Amount out of capital. If the capital of the Corporation legally available for redemption of shares of Class C (Series II) Common Stock on the Series II Redemption Date is insufficient to pay the Aggregate Series II Redemption Amount on such date, such capital will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Class C (Series II) Common Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein, and a new certificate shall be issued representing the unredeemed shares. As soon as practicable thereafter when additional capital of the Corporation is legally available for the redemption of shares of Class C (Series II) Common Stock, such capital will immediately be used to redeem the balance of the shares that the Corporation has become obliged to redeem on the Series II Redemption Date but that it has not redeemed.

(d) Notwithstanding anything to the contrary contained in this Certificate of Incorporation, in the event that, at any time prior to the date that is three hundred sixty-nine (369) days after the date on which the Inovant US Holdco Merger Effective Time occurs, there shall occur, pursuant to the terms of this Certificate of Incorporation or otherwise, any transaction, action, development or other circumstance (including, for the avoidance of doubt, the occurrence of the IPO, any conversion of shares, or any issuance of shares or debt by the Corporation, but excluding any Transfer of any shares of Common Stock by Visa Europe or any holder of any shares of capital stock of Visa Europe) as a result of which the shares of Class C (Series II) Common Stock, Class C (Series III) Common Stock, Class C (Series IV) Common Stock (or the Common Stock into which any such Common Stock may convert or has been converted), owned by Visa Europe and VESI would represent, in the aggregate, less than ten percent (10%) of: (i) the ordinary share capital (within the meaning of Section 832 Income and Corporation Taxes Act 1988) of the Corporation, (ii) the profits available for distribution to “equity holders” of the Corporation (computed in accordance with Schedule 18 Income and Corporation Taxes Act 1988, as adapted by paragraph 8 Schedule 7AC of the TGCA) and (iii) the assets that would be available to equity holders of the Corporation upon a dissolution or other winding up of the Corporation (computed in accordance with Schedule 18 Income and Corporation Taxes Act 1988, as adapted by paragraph 8 Schedule 7AC of the TGCA) (or any such other event with respect to the share capital or debt of the Corporation occurs as would cause Visa Europe to fail the “substantial shareholding” test as set out in paragraph 8 Schedule 7AC of the TGCA in respect of its holding of shares of Common Stock) then such transaction, action, development, circumstance or issuance shall be void ab initio and shall have no effect unless the Corporation shall issue to Visa Europe, prior thereto, a number of shares of Class C (Series II) Common Stock such that, immediately after giving effect to such issuances, the shares of Class C (Series II) Common Stock, Class C (Series III) Common Stock and Class C (Series IV) Common Stock (or the Common Stock into which any such Common Stock may convert or has been converted) owned by Visa Europe and VESI represent, in the aggregate, at least ten percent (10%) of (i) the ordinary share capital (within the meaning of Section 832 Income and Corporation Taxes Act 1988) of the Corporation, (ii) the profits available for distribution to equity holders of the Corporation and (iii) the assets that would be available to equity holders of the Corporation upon a dissolution or other winding up of the Corporation, such that the test referred to above would be satisfied. In consideration for each issuance of any such additional shares of Class C (Series II) Common Stock to Visa Europe, Visa Europe shall pay to Visa Inc. an amount equal to the fair market value of such shares, as determined by the Board in its reasonable good faith discretion (such amount, the “Subscription Price”), which shall be payable in cash in two installments as follows: (x) the first installment shall be paid to Visa Inc. in cash on the date of (and contemporaneously with) the issuance of such shares of Class C (Series II) Common Stock in an amount equal to the aggregate number of shares of Class C (Series II) Common Stock issued on such date multiplied by the par value per share of such Class C (Series II) Stock (such amount, with respect to any such issuance of Class C (Series II) Common Stock, the “Subscription Price First Installment”) and (y) the second installment shall be payable not later than the Series II Redemption Date in an amount (such amount, with respect to any such issuance of Class C (Series II) Common Stock, the “Subscription Price Balance Payment”) equal to the Subscription Price minus the Subscription Price First Installment; provided, however, that, for the avoidance of doubt, the payment of each Subscription Price Balance Payment (the aggregate amount of all Subscription Price Balance Payments being referred to herein as the “Aggregate Subscription Price Balance Amount”) to the extent not previously paid, shall be made by means of an offset against the Aggregate Series II Redemption Amount payable pursuant to Section 4.19(b).

Section 4.20 Conversion of Certain Series of Class C Common Stock into Class C (Series I) Common Stock. (a) Immediately after the completion of the final tranche of the redemption contemplated by Section 4.18 of this Certificate of Incorporation, each outstanding share of Class C (Series III) Common Stock and Class C (Series IV) Common Stock shall, automatically and without any action to be taken by any of the holders thereof or by the Corporation, be converted into one share of Class C (Series I) Common Stock. Each holder of any shares of Class C (Series III) Common Stock and Class C (Series IV) Common Stock shall be entitled to exchange the certificates representing the Class C Common Stock of the applicable series for certificates representing the Class C (Series I) Common Stock into which such shares of Class C Common Stock have been converted.

(b) Effective immediately upon the conversion, pursuant to Section 4.20(a), of each outstanding share of Class C (Series III) Common Stock and Class C (Series IV) Common Stock into shares of Class C (Series I) Common Stock, all of the shares of Class C (Series III) Common Stock and Class C (Series IV) Common Stock so converted shall be canceled and retired and may not be reissued and the Corporation shall file a certificate of retirement with respect to such shares with the Secretary of State of the State of Delaware in accordance with Section 243 of the DGCL, and thereafter such certificate of retirement shall have the effect of eliminating from this Certificate of Incorporation all references to all such stock so converted.

Section 4.21 Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock, if any, shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder on an “as converted” basis. For purposes of this paragraph

“as converted” shall mean that each holder of Class B Common Stock and each holder of Class C Common Stock shall be entitled to its ratable portion of any assets available for distribution based upon the number of shares of Class A Common Stock into which the shares of Class B Common Stock or Class C Common Stock, as applicable, Beneficially Owned by such holder would be converted, assuming, immediately prior to the liquidation, dissolution or winding up, as applicable, the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock into Class A Common Stock, based on the Applicable Conversion Rate then in effect. For the purposes of this Section 4.21, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding-up of the Corporation, voluntary or involuntary, unless such voluntary sale, conveyance, exchange, transfer, merger or consolidation shall be in connection with a dissolution or winding-up of the business of the Corporation.

Section 4.22 Mergers, Consolidation, Etc. In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for, converted into, or otherwise changed into other stock or securities, or the right to receive cash or any other property, such shares of Common Stock shall be exchanged for or changed into the same per share amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or changed, on an “as converted” basis. For purposes of this paragraph “as converted” shall mean that each holder of Class B Common Stock and each holder of Class C Common Stock shall be entitled to its ratable portion of any stock, securities, cash or other consideration in such consolidation, merger, combination or other transaction, as the case may be, based upon the number of shares of Class A Common Stock into which the shares of Class B Common Stock or Class C Common Stock, as applicable, Beneficially Owned by such holder would be converted, assuming, immediately prior to the consummation of such consolidation, merger, combination or other transaction, as applicable, the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock into Class A Common Stock, based on the Applicable Conversion Rate then in effect. For the purposes of this Section 4.22, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding-up of the Corporation, voluntary or involuntary, unless such voluntary sale, conveyance, exchange, transfer, merger or consolidation shall be in connection with a dissolution or winding-up of the business of the Corporation.

Section 4.23 No Preemptive Rights. (a) Without limitation of Section 4.19(d), the holders of Class A Common Stock, Class B Common Stock, Class C Common Stock (including any series thereof) or any series of Preferred Stock shall have no preemptive rights, as such, to subscribe for any shares of any class or series of capital stock of the Corporation whether now or hereafter authorized, except as expressly set forth in this Certificate of Incorporation, any Preferred Stock Designation, any resolution or resolutions providing for the issuance of a series of stock adopted by the Board, or any agreement between the Corporation and its stockholders.

(b) Until the Escrow Termination Date, except as expressly contemplated by the Global Restructuring Agreement, neither the Corporation nor any of its Subsidiaries shall issue any shares of its capital stock to any Person without the prior written consent of a majority of the members of the Litigation Committee (acting pursuant to their contractual rights and obligations pursuant to the Litigation Management Agreement), other than (subject to Section 4.19(d)) any issuance of: (i) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) on or prior to the date hereof; (ii) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) after the date hereof pursuant to the terms of the Global Restructuring Agreement or any other Transaction Document, including any Loss Shares, any shares of Class C (Series II) Common Stock issued pursuant to Section 4.19(d) hereof and any securities issued upon the conversion or exchange of any shares of Common Stock issued pursuant to the terms of this Agreement that are convertible into or exchangeable for shares of Common Stock (including, for the avoidance of doubt, any shares of Class A Common Stock issuable upon the conversion of any shares of Class B

Common Stock or Class C Common Stock); (iii) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued upon the direct or indirect conversion of any options or convertible securities issued pursuant to any option plan or other employee incentive plan approved by the Board; (iv) shares of Common Stock issued to the Stockholders’ Representative in full or partial payment of the Option Exercise Price following an exercise of the Put Option or the Call Option (as such capitalized terms are defined in the Visa Europe Put-Call Option Agreement); (v) shares of Class A Common Stock in connection with any public offering of Class A Common Stock that the Board shall have determined in good faith is desirable in order to reduce the percentage ownership of Common Stock represented by the holders of Class B Common Stock and Class C Common Stock, in the aggregate, to less than fifty percent (50%), including, without limitation, the IPO; (vi) shares of Class A Common Stock (whether or not such shares constitute Loss Shares hereunder) sold in a public offering the proceeds of which are to be used, as determined in good faith by the Board, to fund operating losses or other extraordinary losses or liabilities, including, without limitation, losses in connection with any litigation or settlement thereof, or in other exigent circumstances as determined by the Board in good faith; (vii) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued as consideration in any merger or recapitalization of the Corporation or issued as consideration for the acquisition of another Person or any assets of another Person; (viii) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued to any Person (in an aggregate number of shares, with respect to each such Person, not to exceed (immediately after giving effect to such issuance) ten percent (10%) of the issued and outstanding capital stock of the Corporation of all classes and series, in each case if such issuance is to a Person as to which the Board has determined that a relationship with such Person would result in a material strategic benefit to the Corporation; (ix) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation), in an aggregate number of shares, not to exceed (immediately after giving effect to such issuance) three percent (3%) of the issued and outstanding capital stock of the Corporation of all classes and series, issued as part of any financing transaction approved by the Board, so long as such securities are not a material component of such financing transaction; and (x) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued in connection with any stock split or stock dividend of the securities of the Corporation to all holders of such securities on a pro rata basis.

Section 4.24 Limitations on Beneficial Ownership of Class A Common Stock.

(a) No Visa Member or Similar Person shall Beneficially Own more than five percent (5%) of the aggregate outstanding shares or voting power of Class A Common Stock or other Common Stock entitled at any time to vote for the election of directors (such other Common Stock, “Other Voting Stock”). Any Beneficial Ownership in violation of this Section 4.24(a) (including any Beneficial Ownership of a Person that shall thereafter become a Visa Member or Similar Person) shall be subject to the provisions set forth in Sections 4.24(e) through (k).

(b) No Person shall Beneficially Own (i) shares of Class A Common Stock representing more than fifteen percent (15%) of the aggregate outstanding shares or voting power of Class A Common Stock; (ii) shares of any class or series of Other Voting Stock representing more than fifteen percent (15%) of the aggregate outstanding shares or voting power of such class or series of Other Voting Stock; or (iii) shares of Class A Common Stock and Other Voting Stock representing more than fifteen percent (15%) of the aggregate voting power of all the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting as a single class, unless, in each case, the Board shall have approved in advance the acquisition by such Person of such Beneficial Ownership of such shares of Class A Common Stock or such Other Voting Stock. Any Beneficial Ownership in violation of this Section 4.24(b) shall be subject to the provisions set forth in Sections 4.24(e) through (k).

(c) Notwithstanding anything to the contrary contained in Section 4.24 (a) or (b) above, (i) no Visa Member shall be deemed in violation of the limitations contained in such Sections as a result of owning the number of shares of any applicable Regional Class of Common Stock owned by such Visa Member as of immediately after the Restructuring Closing (or any number of shares of any other Common Stock into which such shares may subsequently be converted pursuant to the terms hereof or any other shares of Common Stock issuable to such Visa Member pursuant to the terms of the Global Restructuring Agreement or any other Transaction Document) and (ii) no Initial VE Transferee (as defined in Section 4.25 below) shall be deemed in violation of the limitations contained in such Sections as a result of owning the number of shares of Class C Common Stock owned by it immediately after the first Transfer of any shares of Class C Common Stock by Visa Europe to such Initial VE Transferee. Notwithstanding Sections 4.24(a) and (b), any underwriter that participates in a public offering or as principal or initial purchaser in a placement of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) may Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) in excess of the limitations on Beneficial Ownership set forth in Sections 4.24(a) and (b), but only to the extent necessary (in the sole judgment of the Board) to facilitate such public offering or placement.

(d) A Person (including, without limitation, a Visa Member or Similar Person) shall not be deemed to Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) for purposes of Section 4.24(a) or (b), as applicable, if such shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) are held for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of such Person’s business.

(e) If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning shares of Class A Common Stock or Other Voting Stock in violation of Section 4.24(a) or (b), then the intended Transferee shall acquire no rights in respect of the shares in excess of the amount permitted by Section 4.24(a) or (b), as applicable (“Excess Shares”), including, without limitation, voting rights or rights to dividends or other distributions with respect to such Excess Shares and, subject to Section 4.24(h) hereof, the Transfer of that number of shares of Class A Common Stock or Other Voting Stock that otherwise would cause any Person to violate Section 4.24(a) or (b) shall be null and void ab initio.

(f) If the Board shall at any time determine in good faith that a Transfer or other event has purportedly taken place that, if effected would result in a violation of Section 4.24(a) or (b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of Class A Common Stock or Other Voting Stock in violation of Section 4.24(a) or (b) (whether or not such violation is intended), such shares of Class A Common Stock or Other Voting Stock shall be redeemable for cash or property or exchangeable for other shares of capital stock of the Corporation, in each case, at the option of, and for the amount determined by, the Board in good faith and in its sole discretion, and the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 4.24(a) or (b) shall be null and void ab initio irrespective of any action (or non-action) by the Board.

(g) A Person who acquires or attempts or intends to acquire Beneficial Ownership of shares of Class A Common Stock or Other Voting Stock that will or may violate Section 4.24(a) or (b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation.

(h) Nothing in this Section 4.24 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section 4.24 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 4.24.

(i) In the case of an ambiguity in the application of any of the provisions of this Section 4.24, the Board shall have the power to determine, in good faith and in its sole discretion, the application of the provisions of this Section 4.24, to any situation based on the facts known to it. In the event Section 4.24(f) requires an action by the Board and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 4.24. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for provisions of Section 4.24(f)) acquired Beneficial Ownership of Class A Common Stock or Other Voting Stock in violation of Section 4.24(a) or (b), such provisions (as applicable) shall apply first, to the shares of Class A Common Stock or Other Voting Stock which, but for such provisions, would have been owned directly by such Person, second, to the shares which, but for such provisions, would have been wholly Beneficially Owned (but not owned directly) by such Person, and thereafter, to the shares which, but for such remedies, would have been Beneficially Owned by such Person, pro rata among the Persons who directly own such shares of Class A Common Stock or Other Voting Stock based upon the relative number of the shares of Class A Common Stock and/or Other Voting Stock held by each such Person.

(j) The Corporation is authorized specifically to seek equitable relief, including injunctive and necessary relief, to enforce the provisions of this Section 4.24.

(k) No delay or failure on the part of the Corporation or the Board in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing as authorized by the Board.

(l) Any certificate representing shares of Class B Common Stock, Class C Common Stock or any Regional Class of Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 4.24, which legend shall be removed from such certificate upon release from such restrictions.

Section 4.25 Limitations on Transfer. (a) Until (x) in the case of the Class B Common Stock, the later of the third anniversary of the IPO Date and the Escrow Termination Date and (y) in the case of the Class C Common Stock, the third anniversary of the IPO Date (such period, as applicable, and as such period may be modified by the Board pursuant to Section 4.25(b) or (c) hereof the “Lock-Up Period”), no shares of Class B Common Stock or Class C Common Stock shall be Transferable, except for:

(i) any Transfer by the Corporation to the initial holders of any Class B Common Stock or Class C Common Stock;

(ii) any Transfer upon the redemption of the shares of Common Stock pursuant to Section 4.18 or 4.19 hereof;

(iii) any Transfer by the Corporation to any Person or by the holder thereof to the Corporation;

(iv) any Transfer of any shares of Class B Common Stock to any other holder of Class B Common Stock or to any Affiliate thereof and any Transfer of any shares of Class C Common Stock of any applicable series thereof to any other holder of Class C Common Stock of the same series thereof or to any Affiliate thereof;

(v) any Transfer of any shares of Class B Common Stock or Class C Common Stock to an Affiliate of such holder;

(vi) any Transfer of any shares of Common Stock pursuant to the terms of the Loss Sharing Agreement;

(vii) any Transfer by Visa Europe of any shares of Class C Common Stock to its members, stockholders or other holders of equity interest in Visa Europe at the time of such Transfer (each an “Initial

VE Transferee”); provided that such Transfer is made in accordance with applicable securities Laws and is made to each Initial VE Transferee ratably in accordance with their respective entitlements to dividends or other distributions from Visa Europe, in accordance with the applicable constituent documents of Visa Europe;

(viii) any Transfer of any shares of Class B Common Stock or Class C Common Stock by any Person that is a Group Member (as such term is defined in the Second Restated Visa International By-Laws) of Visa International to any Person that is a stockholder, member, or other equity holder of such Group Member (each, an “Initial Group Member Transferee”); provided that such Transfer is made in accordance with applicable securities Laws and is made to each Initial Group Member Transferee ratably in accordance with their respective entitlements to dividends or other distributions from such Group Member, in accordance with the applicable constituent documents of such Group Member;

(ix) any Transfer by a holder of Class B Common Stock or Class C Common Stock to any Person who succeeds to all or substantially all of the assets of such holder, whether by merger, consolidation, amalgamation, sale of substantially all assets or other similar transaction or to an Affiliate of such Person;

(x) any Transfer by a holder of Class B Common Stock or Class C Common Stock to any Person who acquires from such holder all or substantially all of the Visa branded payments products portfolio of such holder;

(xi) [Reserved]; and

(xii) any Transfer of any shares of Common Stock by any Non-Equity Member (as such term is defined in the Second Restated Visa International By-Laws) of Visa International in the Principal category of membership to any Non-Equity Member of Visa International whose membership in Visa International is sponsored by such Principal Non-Equity Member; and any Transfer of any shares of Common Stock by any Non-Equity Member of Visa International in the Principal category of membership to any Person who participates in the Visa Payment System as an issuer and which Person is sponsored by such Non-Equity Member, by an associate member of Visa International sponsored by such Non-Equity Member or (if such Non-Equity Member is a Group Member) by a constituent member of such Non-Equity Member.

(b) The Board may approve one or more exceptions to foregoing Transfer restrictions in the case of any proposed Transfer by a holder of Class C Common Stock, in which case such restrictions shall not apply to such Transfer; provided that such exception applies to all holders of Class C Common Stock equally on a ratable basis (or, if such exception does not apply to all holders of Class C Common Stock equally on a ratable basis, if such exception is also approved by at least seventy-five percent (75%) of the Independent Directors) and (B) at any time after the Escrow Termination Date, the Board may approve one or more exceptions to the foregoing Transfer restrictions in the case of any proposed Transfer by a holder of Class B Common Stock, in which case such restrictions shall not apply to such Transfer; provided that such exception applies to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis (or, if such exception does not apply to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis, if such exception is also approved by at least seventy-five percent (75%) of the Independent Directors). The provisions of Section 4.24 shall apply to this Section 4.25 mutatis mutandis. Any certificate representing shares of Class B Common Stock or Class C Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Certificate of Incorporation, which legend shall be removed from such certificate upon release from such restrictions. If any shares of Class B Common Stock or Class C Common Stock are not represented by a certificate, the Corporation reserves the right to require that an analogous notification be used in order to reflect on the books and records of the Corporation such restrictions with respect to such shares of Class B Common Stock or Class C Common Stock, as the case may be.

(c) The Board may, by resolution adopted by a majority of the Board, extend the three (3) year component of the Lock-Up Period (i.e., in the case the Class B Common Stock, not including any period by which the Escrow Termination Date exceeds such three (3) year period) with respect to any portion of the outstanding shares of Class B Common Stock and Class C Common Stock for a period of not more than one year after the date on which the Lock-Up Period would otherwise terminate pursuant to Section 4.25(a); provided that (i) contemporaneously with any such extension of the Lock-Up Period with respect to any portion of such shares of Class B Common Stock and Class C Common Stock, the Board has approved one or more reductions to the Lock-Up Period with respect to another portion of such shares of Class B Common Stock and Class C Common Stock, such that at all times the weighted average period of the Lock-Up Period with respect to all outstanding shares of Class B Common Stock and Class C Common Stock is not more than three (3) years and (ii) such extension of the Lock-Up Period applies to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis (or, if such extension does not apply to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis, if such extension is also approved by at least seventy-five percent (75%) of the Independent Directors).

Section 4.26 Sale of Loss Shares. (a) Sale at Election of the Corporation. Except as the Corporation may otherwise agree pursuant to contract, the Corporation shall be entitled to sell Loss Shares at any time and for any reason, and on such terms as the Board may determine in its sole discretion; provided that the net proceeds of any such sale shall be deposited in the Escrow Account in accordance with the provisions of the Escrow Agreement.

(b) Sale at the Direction of the Litigation Committee. The Corporation shall, at the request of the Litigation Committee, use all commercially reasonable efforts to sell in an underwritten public offering pursuant to the terms of the Loss Sharing Agreement, additional shares of Class A Common Stock which shall constitute Loss Shares in an amount not to exceed the number of shares of Class A Common Stock into which the issued and outstanding Class B Common Stock is then convertible immediately prior to the sale of such Loss Shares; provided, however, that the Litigation Committee shall not be entitled to make any such request (x) more frequently than twice in any twelve (12) month period or (y) with respect to any requested offering that is not reasonably expected to yield net proceeds of at least $100,000,000, in either such case, unless the Corporation or any of its Affiliates shall have actually incurred a Liability in respect of any Visa Litigation Obligation at the time of such request and there shall be no funds on deposit in the Escrow Account at such time); and provided, further, that the net proceeds of the sale of such Loss Shares shall be deposited into the Escrow Account. Notwithstanding the foregoing, the Corporation may delay the filing or effectiveness of a registration statement with respect to such Loss Shares for a period of time not to exceed an aggregate of one hundred twenty (120) days in any twelve (12) month period if (i) the Board determines, in good faith, that the disclosure of an event, occurrence or other item at such time could reasonably be expected to have a material adverse effect on the business, assets, operations, condition (financial or otherwise), performance, property or prospects of the Corporation and its Subsidiaries, taken as a whole, or (ii) such disclosure otherwise relates to a material business transaction or potential business transaction which has not been publicly disclosed and the Board determines, in good faith, that any such disclosure could jeopardize the consummation or success of such transaction or that disclosure of the transaction is prohibited pursuant to the terms thereof.

(c) Any shares of Class A Common Stock to be issued as Loss Shares pursuant to paragraph (a) or (b) of this Section 4.26 shall be so designated by resolution of the Board.

Section 4.27 Limitation on Initial Public Offering. The Corporation shall not consummate any IPO if, immediately after the consummation of the IPO (assuming the exercise in full of any “greenshoe” option or underwriters’ over-allotment option granted in connection with such IPO and giving effect to (x) the redemption of any outstanding Common Stock out of the net proceeds of such IPO pursuant to Section 4.18 of this Certificate of Incorporation and (y) any adjustment to the Applicable Conversion Rate as a result of the deposit of any net proceeds of such IPO into the Escrow Account), the issued and outstanding Class A Common Stock constitutes more than sixty percent (60%) of the issued and outstanding Common Stock of the Corporation, calculated on a “as converted” basis, unless such IPO shall have been approved by the affirmative vote of at least two-thirds (2/3) of the entire Board and approved by the unanimous affirmative vote of the members of the Review Committee.

ARTICLE V

Section 5.1 Composition of the Board. (a) The business and affairs of the Corporation shall be managed by or under the direction of the members of the Board, with the number of directors comprising the full Board to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board.

(b) [Reserved]

(c) From the IPO Date, until the day of the annual meeting of the Corporation held in the calendar year 2011, the Board shall consist, subject to this Certificate of Incorporation and the By-Laws of the Corporation (as amended, supplemented or otherwise modified from time to time, the “By-Laws”) of seventeen (17) directors, having the following composition (subject to Section 5.2 hereof): (i) a number of directors equal to not less than fifty-eight percent (58%) of the total number of directors comprising the full Board shall be Independent Directors elected by a plurality of the votes cast by the holders of outstanding shares of Common Stock of all classes present in person or represented by proxy at the meeting and entitled to vote on the election of such directors; (ii) two directors shall be USA Directors; (iii) one director shall be a Canada Director; (iv) one director shall be an AP Director; (v) one director shall be an LAC Director; (vi) one director shall be a CEMEA Director; and (vii) the Executive Director shall be elected by a plurality of votes cast by the holders of all classes and series of Common Stock entitled to vote, voting together as a single class. All directors other than the Executive Director and the Regional Directors shall be Independent Directors.

(d) From and after the day of the annual meeting of the Corporation occurring in the calendar year 2011, the Board shall consist, subject to this Certificate of Incorporation and the By-Laws, of such number of directors as shall from time to time be fixed exclusively by resolution adopted by the affirmative vote of the majority of the Board; provided, however, that at least fifty-eight percent (58%) of the Board shall at all times be comprised of Independent Directors. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships) be elected by the holders of a plurality of the votes cast by the holders of shares of Common Stock of all classes present in person or represented by proxy at the meeting and entitled to vote on the election of such directors.

(e) The Board, other than as may be expressly provided as to any directors who may be elected by the holders of any series of Preferred Stock, if any, shall be divided into three (3) classes, designated Class I, Class II and Class III. Each Regional Director shall be designated a Class I director, and shall be elected for a term commencing on the Restructuring Closing Date and expiring on the date of the annual meeting of the Corporation held in the calendar year 2008 (or, if no annual meeting is held in the calendar year 2008 after the Restructuring Closing Date, the first annual meeting of the Corporation held after the Restructuring Closing Date). The Executive Director and one or more of the Independent Directors shall be designated a Class II director, and shall be elected for a term commencing on the Restructuring Closing Date and expiring on the date of the annual meeting of the Corporation held in the calendar year 2009. One or more of the Independent Directors shall be designated a Class III director, and shall be elected for a term commencing on the Restructuring Closing Date and ending on the date of the annual meeting of the Corporation held in the calendar year 2010. Successors to each class of directors whose term is expiring shall be elected by the stockholders at the annual meeting of stockholders on which the terms of directors of such class are scheduled to expire, and shall be elected for a term expiring at the third annual meeting of stockholders immediately following the annual meeting at which such successor director is elected; provided that the term of the Class I Directors elected at the first annual meeting held after the Restructuring Closing Date shall, in any event expire on the day of the annual meeting of the Corporation held in the calendar year 2011. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless he or she shall die, resign, retire, become disqualified or be removed. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, except as may be expressly provided as to any directors who may be elected by the holders of any series of Preferred Stock. Any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

(f) A majority of the total number of directors then in office shall constitute a quorum for the transaction of business, but shall be no less than one-third (1/3) of the total authorized number of directors. Except as otherwise provided by law, this Certificate of Incorporation or the By-Laws, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board.

(g) Directors need not be elected by written ballot unless the By-Laws shall so provide.

Section 5.2 Vacancies; Newly-Created Directorships; Qualification. (a) In the event of a vacancy on the Board resulting from the death, resignation, disqualification or removal of any Regional Director after April 30, 2009, and prior to the date of the annual meeting of the Corporation occurring in the calendar year 2011, the Board shall request that a representative sample of the financial institutions participating in the payments system operated by the Corporation and its Subsidiaries and which are organized under the laws of countries (or their respective states, provinces, territories or dominions) falling within the geographic region to which such Regional Director pertains, as the Board may determine, in its sole discretion, (such stockholder(s) or any individuals designated by such stockholder(s), a “Regional Nominating Committee”), nominate an individual to fill such vacancy; provided, however, that such nominee must be an individual who qualifies (as set forth in Section 5.2(c)) as a Regional Director of the region in which the Regional Director vacancy exists. The Board shall, at the next scheduled meeting of the Board or any special meeting called for such purpose, vote upon any nominee submitted by the Regional Nominating Committee. If such nominee is elected by a majority of the full Board present at a meeting at which there is a quorum, such nominee shall be elected as a member of the Board. If such nominee fails to be elected at such meeting, then the Board shall call a special meeting of the stockholders of the Corporation for the purpose of voting to elect a director to fill such vacancy. Any person elected to the Board in the manner provided in this Section 5.2 shall be a Regional Director for purposes of Section 5.1 hereof.

(b) Except as provided in Section 5.2(a), and subject to the rights of the holders of any series of Preferred Stock then outstanding and to the By-Laws, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation or other cause shall be filled only by a resolution adopted by the affirmative vote of a majority of the directors then in office, even if less than a quorum, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been elected expires and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification, removal from office or other reason.

(c) Notwithstanding anything to the contrary in this Certificate of Incorporation, a candidate nominated to stand for election as a director of the Corporation at any annual meeting of the Corporation (or any special meeting of the Corporation held for the purpose of electing Class I directors) held on or after January 1, 2008 and on or before April 30, 2009, shall meet the following qualifications: (i) such candidate shall be a senior executive or former senior executive of a Visa Member (or shall be a serving director of the Corporation who has been nominated for re-election upon the expiration of his or her term); and (ii) such director shall have been approved by the then-serving Regional Directors. This Section 5.2(c) shall have no further effect from and after May 1, 2009.

Section 5.3 Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, unless otherwise restricted by this Certificate of Incorporation, any director may be removed from office at any time, with or without cause, only by the affirmative vote of at least eighty percent (80%) in voting power of all of the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting together as a single class.

Section 5.4 Election of Directors by Preferred Stock Holders. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article V unless expressly provided by such terms.

Section 5.5 Delegations of Authority. The Board is expressly authorized to establish, through the adoption of any provision of the By-Laws or any resolution of the Board, one or more regional advisory councils and may, to the extent permitted by the DGCL, by this Certificate of Incorporation and by the By-Laws, delegate authority to such regional advisory councils.

ARTICLE VI

Section 6.1 Meetings of Stockholders. Any action required or permitted to be taken by the holders of Common Stock must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chairman of the Board (or any Co-Chairman, if applicable) or the Chief Executive Officer of the Corporation.

ARTICLE VII

Section 7.1 Limited Liability of Directors. No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. No amendment, alteration or repeal of this Article VII shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII would accrue or arise, prior to such amendment, alteration or repeal.

ARTICLE VIII

Section 8.1 Indemnification. The Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, inquiry, administrative or legal hearing or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee, trustee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding.

Section 8.2 Expenses Payable in Advance. To the fullest extent permitted by the DGCL, as now or hereafter in effect, and not prohibited by any other applicable law, expenses (including attorney’s fees) incurred by a person who is or was a director or officer of the Corporation or a member of the Litigation Committee in connection with any Proceeding shall be paid promptly by the Corporation in advance of the final disposition of such Proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any director or officer of the Corporation or a member of the Litigation Committee in his or her capacity as such (and not in any other capacity in which service was or is rendered by the indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified for such expenses by the Corporation as authorized in this Article VIII.

Section 8.3 Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under this Certificate of Incorporation, the By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 8.1 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

Section 8.4 Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 8.5 Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to this corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

Section 8.6 Survival of Indemnification and Advancement of Expenses. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

Section 8.7 Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless (i) such proceeding (or part thereof) was authorized or consented to by the Board or (ii) such director or officer has been successful on the merits in any such proceeding (or part thereof).

Section 8.8 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by or pursuant to action by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

Section 8.9 Effect of Amendment or Repeal. Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation or the By-Laws inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

Section 8.10 Subrogation. In the event of payment under this Article VIII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

ARTICLE IX

Section 9.1 Effect of Other Business Interests. Without limiting Section 9.3 hereof, each holder of Class B Common Stock or Class C Common Stock, and its respective Affiliates and Related Parties (other than a Related Party that is employed by, or seconded to, the Corporation, it being understood that for this purpose a director of the Corporation shall not be deemed to be employed by, or seconded to, the Corporation) (collectively, the “Permitted Persons”), may have any other business interests and may engage in any other business or trade, profession or employment whatsoever, on its own account, or in partnership with, or as an employee, officer, director or stockholder of any other Person, and no Permitted Person shall be required to devote its or his entire time to the business of the Corporation. Without limiting the generality of the foregoing, each Permitted Person may (i) engage in the same or similar activities or lines of business as the Corporation or any of its subsidiaries or develop or market any products or services that compete, directly or indirectly, with those of the Corporation or any of its Subsidiaries; (ii) do business with any client or customer of the Corporation or any of its Subsidiaries; and (iii) hold Beneficial Ownership of securities of, or develop a business relationship with, any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or any of its Controlled Affiliates (collectively, the interests, activities and relationships described in this Section 9.1 are referred to as “Permitted Activities”).

Section 9.2 No Obligation to Present Permitted Activities to the Corporation. Without limiting Section 9.3 hereof, neither the Corporation nor any holder of Class B Common Stock or Class C Common Stock nor any Controlled Affiliate thereof by virtue of this Certificate of Incorporation shall have any rights in or to any Permitted Activity or the income or profits derived therefrom, regardless of whether or not such Permitted Activity was presented to a Permitted Person as a direct or indirect result of its or his connection with the Corporation. Without limiting Section 9.3 hereof, no Permitted Person shall have any obligation to present any Permitted Activity to the Corporation, even if the Permitted Activity is one that the Corporation might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no Permitted Person shall be liable to the Corporation or any holder of Class B Common Stock, Class C Common Stock or any Regional Class of Common Stock (or any Controlled Affiliate or Related Party thereof) for breach of any fiduciary or other duty by reason of the fact that a Permitted Person pursues or acquires such business opportunity, directs such business opportunity to another Person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation.

Section 9.3 Waiver of Corporate Opportunity Claim. Without limiting the foregoing Sections 9.1 and 9.2 hereof, in the event that a director or officer of the Corporation who also is, or is a director, officer or employee of, a Permitted Person, acquires knowledge of a Permitted Activity which may be a corporate opportunity for both the Corporation or any of its subsidiaries and such Permitted Person or his or its Affiliates, such director or officer shall have fully satisfied and fulfilled his fiduciary duty with respect to such corporate opportunity, and the Corporation hereby renounces its interest in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its subsidiaries, if such director or officer acts in a manner consistent with the following policy: a corporate opportunity offered to any person who is an officer or director of the Corporation, and who also is, or is an officer, director or employee of, a Permitted Person, shall belong to such Permitted Person, unless such opportunity was offered to such Person expressly and solely in his or her capacity as a director or officer of the Corporation. Any Person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to this Article IX.

Section 9.4 Confidential or Proprietary Information. Nothing in this Article IX shall prevent or otherwise restrict the Corporation from promulgating policies regarding the safeguarding and handling of Confidential or Proprietary Information by the officers, directors and employees of the Corporation. Without limiting the foregoing, the Corporation, acting through its Board may, in its reasonable discretion, require directors and officers of the Corporation who are also directors, officers or employees of Competing Person to recuse themselves from considering (or otherwise exclude such Directors and officers from participation in the consideration of) matters which relate to such Competing Person or to the Corporation’s strategy or activities to the extent that they may be of significant competitive interest to such Competing Person.

Section 9.5 Sunset. The provisions contained in this Article IX shall, automatically and without any further action to be taken by or on behalf of the Corporation, become null and void on the fourth anniversary of the Final IPO Date.

ARTICLE X

Section 10.1 Amendment. (a) In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the By-Laws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation; provided, however, that any amendment, alteration, change or repeal by the Board of any provision of the By-Laws that was adopted by the stockholders of the Corporation shall not be effective earlier than the date that is 365 days after the date on which such provision of the By-Laws was adopted by the stockholders of the Corporation.

(b) In addition to any votes required by applicable law, no provision of Sections 4.7, 4.8, 4.18 and 4.19 and, until the third anniversary of the IPO Date, Sections 5.1 and 5.2 of this Certificate of Incorporation (or in each case, any related term defined in Section 11.2) may be amended, altered, repealed or otherwise modified, and no provision of this Certificate of Incorporation inconsistent with any such provisions may be adopted, whether by means of formal amendment thereto or by means of any merger, consolidation, amalgamation, other business combination or otherwise, without the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of each of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, voting separately as a class (and together with no other class), as applicable, if such amendment, alteration, repeal or other modification would adversely affect the powers, preferences or special rights of such class of Common Stock. No provision of Sections 4.24, 4.26, 4.27 or 10.1 (and in each case any related term defined in Section 11.2) or of this Certificate of Incorporation may be amended, altered, repealed or otherwise modified, and no provision of this Certificate of Incorporation inconsistent with any such provisions may be adopted, whether by means of formal amendment thereto or by means of any merger consolidation, amalgamation, other business combination or otherwise, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of each of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, each voting together as a single class of Common Stock. Neither the terms of the Class B Common Stock nor the terms of the Class C Common Stock shall be amended without, in either such case, the affirmative vote of the holders of a majority of the voting power of the Class B Common Stock, voting separately (and together with no other class or series) as a class, and the affirmative votes of a majority of the Class C (Series I) Common Stock, Class C (Series III) Common Stock and Class C (Series IV) Common Stock, voting separately (and together with no other class or series) as a class. Without limiting the foregoing, any amendment of any provision of this Certificate of Incorporation that requires the treatment of holders of Class B Common Stock and Class C Common Stock ratably on an “as converted” basis shall not be effective unless such amendment is approved by the affirmative vote of the holders of a majority of the voting power of each adversely affected class of Common Stock.

ARTICLE XI

Section 11.1 Severability. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Section 11.2 Defined Terms. Capitalized terms used and not otherwise defined in this Certificate of Incorporation shall have their respective meanings as defined below or, if not defined below, as defined in Annex I to the Global Restructuring Agreement:

“Affiliate” has the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Aggregate Redemption Amount” shall mean an amount equal to (i) the net proceeds received by the Corporation from the IPO (including, for the avoidance of doubt and without limitation, any net proceeds received from the sale of shares of Class A Common Stock pursuant to any exercise of any underwriters’ overallotment option contained in the underwriting agreement entered into with the several underwriters in respect of the IPO), minus (ii) an amount reasonably determined by the Board to be an appropriate amount of funds to be retained by the Corporation for general corporate purposes and minus (iii) the Escrow Amount and minus (iv) an amount equal to U.S.$1,146,000,000.00.

“Aggregate Series II Redemption Amount” shall mean an amount equal to (A) U.S.$1,146,000,000.00, plus the Subscription Price, if any, minus (B) the sum of (x) the aggregate amount of all dividends and other distributions declared and paid on outstanding shares of Class C (Series II) Common Stock during the period from the Restructuring Closing Date to the Series II Redemption Date and (y) the Distributions Accretion Component Amount.

“Aggregate Subscription Price Balance Amount” shall have the meaning set forth in Section 4.19(d) hereof.

“AP Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payments system operated by the Corporation and its

Subsidiaries, which financial institution is organized under the laws of a country within the Corporation’s Asia-Pacific region (or any state, province or other political subdivision of such a country).

“Applicable Conversion Rate” shall mean: (i) with respect to each share of Class C Common Stock, 1.00 share of Class A Common Stock, as adjusted from time to time as provided herein; and (ii) with respect to each share of Class B Common Stock, (x) during the period from the IPO Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to 1.00 x (A - B), and (y) during the period after the Escrow Termination Date and the IPO Date, a number of shares of Class A Common Stock equal to 1.00 x (A - B + C), in each case, as applicable, where:

(A) = a fraction, the numerator of which is the number of shares of Class B Common Stock issued and outstanding (disregarding, for purposes of such calculation, any outstanding shares of Class B Common Stock owned by any Subsidiary of the Corporation) immediately after the Final Tranche Redemption Date (as defined in Section 4.18(g)) (such number, the “Class B Number”) minus an amount equal to (A) the Escrow Amount divided by (B) the IPO Price and the denominator of which is the Class B Number;

(B) = a fraction, the numerator of which is the number of any Loss Shares issued from time to time and the denominator of which is the Class B Number; and

(C) = a fraction, the numerator of which shall be the quotient obtained by dividing (I) the aggregate portion of the Escrow Amount disbursed to the Corporation from the Escrow Account pursuant to Section 4.9 of the Global Restructuring Agreement or to the Escrow Agreement other than any Disregarded Escrow Distribution amount by (II) the Price Per Share and the denominator of which shall be the Class B Number.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act (or any successor rules), except that in calculating the beneficial ownership of any particular Person, (a) such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition and (b) such Person will not be deemed to have beneficial ownership of any shares of Class A Common Stock issuable upon conversion of any shares of Class B Common Stock and/or Class C Common Stock beneficially owned by such Person. The terms “Beneficially Owns,” “Beneficial Ownership” and “Beneficially Owned” have a corresponding meaning.

“Business Day” shall mean any day except a Saturday, a Sunday and any day which in New York, New York, United States shall be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

“Canada Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of Canada or any of its provinces or territories.

“CEMEA Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of a country within the Corporation’s Central Europe, Middle East and Africa region (or any state, province or other political subdivision of such a country).

“Class B Percentage” shall mean a fraction (expressed as a percentage) the numerator of which shall be the number of shares of Class B Common Stock issued and outstanding immediately after the IPO Date and the denominator of which shall be the sum of (i) the number of shares of Class B Common Stock issued and outstanding immediately after the IPO Date and (ii) the number of shares of Class C Common Stock issued and outstanding immediately after the IPO Date (disregarding for purposes of calculating such fraction any outstanding shares of Common Stock owned by any Subsidiary of the Corporation and any outstanding shares of Class C (Series II) Common Stock).

“Class B Redemption Shares” shall mean, collectively, the Class B First Tranche Redemption Shares and the Class B Final Tranche Redemption Shares.

“Class C Percentage” shall mean a fraction (expressed as a percentage) the numerator of which shall be the number of shares of Class C Common Stock issued and outstanding immediately after the IPO Date and the denominator of which shall be the sum of (i) the number of shares of Class B Common Stock issued and outstanding immediately after the IPO Date and (ii) the number of shares of Class C Common Stock issued and outstanding immediately after the IPO Date (disregarding for purposes of calculating such fraction, any outstanding shares of Common Stock owned by any Subsidiary of the Corporation and any outstanding shares of Class C (Series II) Common Stock).

“Class C Redemption Shares” shall mean, collectively, the Class C First Tranche Redemption Shares and the Class C Final Tranche Redemption Shares.

“Competing Person” means any Person whom the Board reasonably determines is a significant direct competitor of the Corporation in the sense that a substantial activity of such Person is in direct competition with a significant business interest of the Corporation.

“Confidential or Proprietary Information” shall mean (i) all information or material which the Board, in its reasonable discretion designates confidential, proprietary or competitively sensitive and (ii) any trade secrets of the Corporation or its Subsidiaries.

“Control” has the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Covered Litigation” shall have the meaning ascribed to such term on Schedule A to the Loss Sharing Agreement.

“DGCL” shall mean the General Corporation Law of the State of Delaware, as amended from time to time.

“Disregarded Escrow Distribution” shall mean any amount at any time disbursed to the Corporation from the Escrow Account in respect of (i) a Tax Distribution (as such term is defined in Section 4(d) of the Escrow Agreement) or (ii) a reimbursement of any Covered Payment (as such term is defined in 3(b)(v) of the Loss Sharing Agreement).

“Distributions Accretion Component Amount” shall mean an amount equal to the product of (i) each dividend or other distribution declared and paid on outstanding shares of Class C (Series II) Common Stock during the period from the Restructuring Closing Date to the Series II Redemption Date, and (ii) a rate per annum, compounded quarterly, equal to 3 month LIBOR + 100 basis points from the applicable date of payment thereof and ending on the first Quarter Date after such date. Starting from the first Quarter Date after the Payment Date, such interest rate shall increase by 25 basis points every Quarter, up to a maximum rate of 3 month LIBOR + 200 basis points. For the avoidance of doubt, the notional rate applicable for the second Quarter after the Payment Date shall be 3 month LIBOR + 125 basis points.

“Escrow Account” shall have the meaning set forth in the Escrow Agreement.

“Escrow Agreement” shall mean the Escrow Agreement, dated as of September 28, 2007, among the Corporation, Visa U.S.A., Inc., a Delaware corporation and U.S. National Bank National Association, as escrow agent.

“Escrow Termination Date” shall mean the date on which all of the Covered Litigation has been finally resolved, whether by means of a dismissal thereof by a court of competent jurisdiction from which there is no further right of appeal, or the issuance of a Governmental Order by a court of competent jurisdiction or other applicable Governmental Authority either approving a settlement thereof or entering a final judgment with respect thereto from which there is no further right of appeal. The Corporation shall deliver written notice to the Litigation Committee, to each holder of any shares of Class B Common Stock and to the Escrow Agent promptly after the occurrence of the Escrow Termination Date.

“E.U.” shall mean the European Union.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended (or any successor legislation).

“Final Aggregate Redemption Amount” shall mean an amount equal to (i) the Aggregate Redemption Amount, minus (ii) the amount actually used by the Corporation to redeem First Tranche Redemption Shares.

“Final IPO Date” shall mean March 25, 2008.

“Global Restructuring Agreement” shall mean that certain Amended and Restated Global Restructuring Agreement, dated as of August 24, 2007, among the Corporation and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Governmental Authority” shall mean any United States, E.U., national, federal, state, provincial, county, municipal or other local government or governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any other country applicable to a specified Person.

“Independent Director” shall mean a natural person who, at the time he or she stands for election to the Board meets all of the requirements of the definition of an “independent director” under (i) Section 303A.02 of the New York Stock Exchange Listed Company Manual, as amended (or any successor provision or listing requirement applicable to the Corporation) and (ii) the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder; provided, however, that no person shall be deemed to qualify as an “Independent Director” unless the Board shall have affirmatively determined, prior to the election of such person to the Board, that such person has no material relationship with the Corporation or any of its Subsidiaries (either directly or as a partner, stockholder or officer of any Person that has a relationship with the Corporation or any of its Subsidiaries).

“Initial Aggregate Redemption Amount” shall mean an amount equal to (i) the net proceeds received by the Corporation from, or as a result of, the sale of shares of Class A Common Stock in, the IPO on the IPO Date (to be determined net of expenses and discounts and commissions paid or incurred through and including the IPO Date), plus (ii) an amount reasonably determined by the Corporation not to exceed the net proceeds received by the Corporation from, or as a result of, the sale of shares of Class A Common Stock in the IPO after the IPO Date and prior to or on the Business Day that immediately precedes the date on which the First Tranche Redemption Notice is first sent, pursuant to, or as a result of the exercise of the underwriters’ overallotment option contained in the underwriting agreement with the several underwriters with respect to the IPO, minus (iii) an amount reasonably determined by the Board (or a committee thereof delegated such authority) to be an appropriate amount of funds to be retained by the Corporation for general corporate purposes, minus (iv) the Escrow Amount and minus (v) an amount equal to U.S.$1,146,000,000.00.

“IPO” shall mean the initial public offering of the Class A Common Stock of the Corporation consummated on March 25, 2008.

“IPO Date” shall mean March 25, 2008.

“IPO Price” shall mean the price per share of Class A Common Stock received by the Corporation in the IPO, net of any underwriting discounts and commissions.

“LAC Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of a country within the Corporation’s Latin America and Caribbean region (or any state, province or other political subdivision of such a country).

“Law” shall mean any statute, law, ordinance, rule or regulation of any Governmental Authority.

“LIBOR” shall mean, on any date of determination, the London interbank offered rate for U.S. Dollar deposits for three (3) months that appears on Reuters Screen LIBOR01 Page (on the Reuters Service, or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) as it related to Dollars as of 11:00 a.m., London time, on such date. If, on any date of determination, such rate does not appear on Reuters Screen LIBOR01 Page, “LIBOR” shall mean the arithmetic mean of rates quoted by three (3) major banks in The City of New York at approximately 11:00 a.m., E.S.T., on such date for loans denominated in U.S. Dollars to leading European banks, for a period of three (3) months, commencing on the first day of such period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time.

“Litigation Committee” shall mean the Litigation Committee of Visa USA established by the Litigation Committee Resolution and maintained pursuant to the Litigation Management Agreement.

“Litigation Committee Resolution” shall have the meaning ascribed to such term in the Second Restated Visa USA Certificate of Incorporation.

“Litigation Management Agreement” shall mean the Litigation Management Agreement dated as of August 10, 2007, by and among the Corporation, Visa International Service Association, Visa U.S.A., Inc. and members of the Litigation Committee.

“Loss Shares” shall mean any shares of Class A Common Stock issued by the Corporation in a primary offering (other than an IPO) in accordance with the provisions of this Certificate of Incorporation and the proceeds of which are intended to be used to satisfy any liabilities in respect of any of the Covered Litigation and which are designated by the Board of Directors as “Loss Shares”.

“Loss Sharing Agreement” shall have the meaning set forth in Annex I to the Global Restructuring Agreement.

“Payment Date” shall mean the earlier to occur of (i) the date one year from the Restructuring Closing Date (as defined in the Restructuring Agreement), and (ii) the date of filing of an S-1 registration statement for the IPO.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, common or collective fund, association, private foundation, joint stock company or other entity and includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

“Price Per Share” shall mean the greater of (i) the volume-weighted average price per share of Class A Common Stock during the ninety (90) trading day period or the total number of trading days if the Class A Common Stock has been listed for trading for less than ninety (90) days at the relevant time of determination ending on the third trading day immediately preceding the Escrow Termination Date, as reported by the principal exchange or market on which shares of Class A Common Stock are traded and (ii) $0.01.

“Quarter” means a period commencing on the Effective Date and ending on the first Quarter Date after such date, and each three-month period thereafter ending on the next subsequent Quarter Date.

“Quarter Date” means 31 March, 30 June, 30 September and 31 December in each calendar year.

“Redemption Shares” shall mean the Class B Redemption Shares and the Class C Redemption Shares.

“Regional Class of Common Stock” shall mean any of the Class AP Common Stock, par value $0.0001 per share, the Class Canada Common Stock, par value $0.0001 per share, the Class CEMEA Common Stock, par value $0.0001 per share, any series of the Class EU Common Stock, par value $0.0001 per share, the Class LAC Common Stock, par value $0.0001 per share, or the Class USA Common Stock, par value $0.0001 per share formerly issued by this Corporation.

“Regional Director” shall mean any AP Director, Canada Director, CEMEA Director, LAC Director or USA Director.

“Related Party” shall mean, with respect to any Person who is not an individual, (i) a director, officer, employee of such Person, including with respect to a director, any individual who is elected a director by such holder of Class B Common Stock or any Regional Class of Common Stock, or (ii) a partner, member or stockholder of such person, which partner, member or stockholder holds at least ten percent (10%) of the equity securities of such Person.

“Restructuring Closing Date” or “Restructuring Closing” shall mean October 1, 2007.

“Review Committee” shall mean a committee of the Board of Directors, if constituted in the discretion of the Board of Directors, consisting of the Regional Directors.

“Similar Person” means any Person that is an operator, member or licensee of any general purpose payment card system that competes with the Corporation, or any Affiliate of such a Person.

“Subscription Price” shall have the meaning set forth in Section 4.19(d) hereof.

“Subscription Price Balance Payment” shall have the meaning set forth in Section 4.19(d) hereof.

“Subscription Price First Installment” shall have the meaning set forth in Section 4.19(d) hereof.

“Subsidiary” shall mean, with respect to any Person, (a) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is owned by such Person directly or indirectly through one or more subsidiaries of such Person and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more subsidiaries of such Person has more than a fifty percent (50%) equity interest.

“Transfer” means any issuance, sale, transfer, gift, assignment, distribution devise or other disposition, directly or indirectly, by operation of law or otherwise, as well as any other event that causes any Person to acquire Beneficial Ownership, or any agreement to take any such actions or cause any such events, of Class A Common Stock or Other Voting Stock or the right to vote Class A Common Stock or Other Voting Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Class A Common Stock or Other Voting Stock or any interest in Class A Common Stock or Other Voting Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership of Class A

Common Stock or Other Voting Stock, in each case, whether voluntary or involuntary, whether owned of record, or Beneficially Owned and whether by merger, operation of law or otherwise; provided, however, that the mere change of Control of any Person, the equity securities of which are publicly traded, shall not, in and of itself, constitute a Transfer unless a purpose of such change of Control is to acquire ownership of Class A Common Stock or Other Voting Stock in excess of the ownership restrictions set forth in Section 4.24 hereof. The terms “Transferring,” “Transferred,” “Transferee” and “Transferor” shall have the correlative meanings.

“USA Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the federal laws of the United States or of any of its states, dominions or territories.

“Visa Canada” means Visa Canada Association and its successors in interest (including, without limitation, any entity formed by the amalgamation of Visa Canada Association or any of its successors with any other entity).

“Visa Europe” means Visa Europe Limited, a limited company organized under the laws of England and Wales and/or Visa Europe, Services Inc., a corporation organized under the laws of Delaware.

“Visa Litigation Obligation” shall have the meaning set forth in the Loss Sharing Agreement.

“Visa Member” means any Person that, immediately after October 3, 2008, is or was (i) the Beneficial Owner of any shares of any Regional Class of Common Stock, (ii) a member of Visa USA, Visa Europe or Visa Canada or (iii) an Affiliate of any of the foregoing.

“Visa Litigation Obligation” shall have the meaning set forth in the Loss Sharing Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, this Certificate of Incorporation has been signed by a duly authorized officer of the Corporation this [•] day of October, 2008.

VISA INC.

By:
Name:
Title:

ANNEX B—MARKED

PROPOSED AMENDMENTS

TO THE CURRENT

CERTIFICATE OF INCORPORATION OF

VISA INC.

MARKED TO SHOW CHANGES

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VISA INC.

Visa Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 25, 2007 (the “Original Certificate of Incorporation”) and an Amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 28, 2007 (the “Amendment to the Certificate of Incorporation,” and together with the Original Certificate of Incorporation, the “Initial Certificate of Incorporation”).

2. The Initial Certificate of Incorporation was amended and restated and an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 1, 2007 (the “First Amended and Restated Certificate of Incorporation”) ~~and~~, further amended and restated by an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 11, 2008 (the “Second Amended and Restated Certificate of Incorporation”) and further amended and restated by an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 7, 2008 (the “Third Amended and Restated Certificate of Incorporation”).

3. Pursuant to Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), this Fourth Amended and Restated Certificate of Incorporation (this “~~Amended and Restated~~ Certificate of Incorporation”) has been duly adopted in accordance therewith, and amends, restates and integrates the provisions of the ~~Second~~Third Amended and Restated Certificate of Incorporation.

4. The text of the ~~Second~~Third Amended and Restated Certificate of Incorporation is further amended and restated by this Fourth Amended and Restated Certificate of Incorporation to read in its entirety as follows:

ARTICLE I

Section 1.1 Name. The name of the corporation is “Visa Inc.” (the “Corporation”).

ARTICLE II

Section 2.1 Address. The registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

Section 3.1 Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 4.1 Initial Authorized Capital Stock. (a) The total number of shares of all classes of stock that the Corporation is authorized to issue is ~~2,004,559,484,030~~2,003,366,656,020 shares, consisting of: (i) 25,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (ii) 2,001,622,245,209 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), (iii) 622,245,209 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), (iv) 1,097,165,602 shares of Class C Common Stock, par value $0.0001 per share (“Class C Common Stock”~~), (v) 622,245,209 shares of Class USA Common Stock, par value $0.0001 per share (“Class USA Common Stock”), (vi) 283,582,801 shares of Class EU Common Stock, par value $0.0001 per share (“Class EU Common Stock”), (vii) 25,000,000 shares of Class Canada Common Stock, par value $0.0001 per share (“Class Canada Common Stock”), (viii) 130,000,000 shares of Class AP Common Stock, par value $0.0001 per share (“Class AP Common Stock”), (ix) 90,000,000 shares of Class LAC Common Stock, par value $0.0001 per share (“Class LAC Common Stock”) and (x) 42,000,000 shares of Class CEMEA Common Stock, par value $0.0001 per share (“Class CEMEA Common Stock” and, collectively with the Class USA Common Stock, the Class EU Common Stock, the Class Canada Common Stock, the Class AP Common Stock and the Class LAC Common Stock, the “Regional Classes of Common Stock” and, collectively with the Class A Common Stock, the~~ and collectively with Class A Common Stock and Class B Common Stock ~~and the Class C Common Stock, the~~, “Common Stock”).

(b) The authorized Class C Common Stock shall be divided into four series of Class C Common Stock, consisting of (i) 813,582,801 shares designated as Class C (Series I) Common Stock (“Class C (Series I) Common Stock”), (ii) 218,582,801 shares designated as Class C (Series II) Common Stock (“Class C (Series II) Common Stock”), (iii) 64,000,000 shares designated as Class C (Series III) Common Stock (“Class C (Series III) Common Stock”) and (iv) 1,000,000 shares designated as Class C (Series IV) Common Stock (“Class C (Series IV) Common Stock”).

~~(c) The authorized Class EU Common Stock shall be divided into three series of Class EU Common Stock, consisting of (i) 64,000,000 shares designated as Class EU (Series I) Common Stock (“Class EU (Series I) Common Stock”), (ii) 218,582,801 shares designated as Class EU (Series II) Common Stock (“Class EU (Series II) Common Stock”) and (iii) 1,000,000 shares designated as Class EU (Series III) Common Stock (“Class EU (Series III) Common Stock”).~~

Section 4.2 Increase or Decrease in Authorized Capital Stock. The number of authorized shares of any Preferred Stock, Class A Common Stock, Class B Common Stock~~,~~ or Class C Common Stock ~~or, prior to the True-Up Distribution Date, any Regional Class of Common Stock,~~ may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, Class A Common Stock, Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock, voting separately as a class, shall be required therefor.

Section 4.3 ~~Issuance of Class A Common Stock~~[Reserved]~~. Prior to the IPO Date, no shares of Class A Common Stock (and no options, warrants or other securities convertible into shares of Class A Common Stock) shall be issued except in connection with, or at any time after, the closing of the IPO; provided, however, that the Corporation shall have authority to issue shares of Class A Common Stock pursuant to the terms of any equity-based compensation plan approved by the Board of Directors of the Corporation (the “Board”).~~

Section 4.4 Preferred Stock. (a) Subject to the other provisions of this ~~Amended and Restated~~ Certificate of Incorporation ~~(this “Certificate of Incorporation”)~~, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide by resolution or resolutions from time to time out of the unissued shares of Preferred Stock for the issuance of one or more series of Preferred Stock, without further stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof.

(b) The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following: (1) the designation of the series, which may be by distinguishing number, letter or title; (2) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding); (3) the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative; (4) the dates on which dividends, if any, shall be payable; (5) the redemption rights and price or prices, if any, for shares of the series; (6) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series; (7) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (8) whether the shares of the series shall be convertible into, or exchangeable or redeemable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made; (9) restrictions on the issuance of shares of the same series or any other class or series; (10) the voting rights, if any, of the holders of shares of the series generally or upon specified events; and (11) any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications~~,~~ or limitations of, or restrictions ~~of~~on, such shares as are permitted by law; provided, however, that the Board shall not have authority to provide for the issuance of any shares of Preferred Stock that are convertible into shares of Class B Common Stock~~,~~ or Class C Common Stock ~~or any Regional Class of Common Stock~~.

(c) No series of ~~preferred stock~~Preferred Stock shall be issued which adversely and disproportionately affects the rights or privileges of any class or series of Common Stock in relation to any other class or series of Common Stock, assuming, for purposes of calculating the relative economic and voting rights of any such class or series of Common Stock that is directly or indirectly convertible into Class A Common Stock, that such class or series of Common Stock has been converted into Class A Common Stock; provided that, subject to Section 4.23, the foregoing shall not be construed as a limitation on the ability of the Corporation to issue Preferred Stock that affects holders of all classes and series of Common Stock on an equal and ratable basis.

Section 4.5 ~~Voting Rights Prior to the True-Up Distribution Date. Prior to the True-Up Distribution Date (and subject to the other provisions of this Certificate of Incorporation):~~[Reserved]

~~(a) each holder of Class USA Common Stock shall be entitled, with respect to each share of Class USA Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class B Common Stock into which each share of Class USA Common Stock would be converted, based on the Class USA Conversion Rate in effect on the record date with respect to such vote;~~

~~(b) each (i) holder of Class EU (Series I) Common Stock shall be entitled, with respect to each share of Class EU (Series I) Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class C (Series III) Common Stock into which each share of Class EU (Series I) Common Stock would be converted, based on the Class EU Conversion Rate in effect on the record date with respect to such vote and (ii) holder of Class EU (Series III) Common Stock shall be entitled, with respect to each share of Class EU (Series III) Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class C (Series IV) Common Stock into which each share of Class EU (Series III) Common Stock would be converted, based on the Class EU Conversion Rate in effect on the record date with respect to such vote;~~

~~(c) except as otherwise expressly provided herein or as required by law, each holder of Class EU (Series II) Common Stock shall not be entitled to any votes with respect to the shares of Class EU (Series II) Common Stock held of record by such holder on any matters on which stockholders generally are entitled to vote; provided, however, that a separate class vote of holders of Class EU (Series II) Common Stock, in which each such holder is entitled to one vote per share, shall be required to approve any amendment to this Certificate of~~

~~Incorporation that adversely affects the powers, preferences or special rights of the Class EU (Series II) Common Stock, but does not so affect the powers, preferences or special rights of any other class or series of Common Stock;~~

~~(d) each holder of Class Canada Common Stock shall be entitled, with respect to each share of Class Canada Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class C (Series I) Common Stock into which each share of Class Canada Common Stock would be converted, based on the Class Canada Conversion Rate in effect on the record date with respect to such vote;~~

~~(e) each holder of Class AP Common Stock shall be entitled, with respect to each share of Class AP Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class C (Series I) Common Stock into which each share of Class AP Common Stock would be converted, based upon the Class AP Conversion Rate in effect on the record date with respect to such vote;~~

~~(f) each holder of Class LAC Common Stock shall be entitled, with respect to each share of Class LAC Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class C (Series I) Common Stock into which each share of Class LAC Common Stock would be converted, based upon the Class LAC Conversion Rate in effect on the record date with respect to such vote;~~

~~(g) each holder of Class CEMEA Common Stock shall be entitled, with respect to each share of Class CEMEA Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class C (Series I) Common Stock into which each share of Class CEMEA Common Stock would be converted, based on the Class CEMEA Conversion Rate in effect on the record date with respect to such vote; and~~

~~(h) each share of Class A Common Stock, Class B Common Stock and Class C Common Stock shall have no voting rights, except as required by law.~~

Section 4.6 ~~Voting Rights between True-Up Distribution Date and IPO Date. During the period from and after the True-Up Distribution Date and prior to the IPO Date (and subject to the other provisions of this Certificate of Incorporation):~~[Reserved]

~~(a) each holder of Class B Common Stock shall be entitled, with respect to each share of Class B Common Stock owned of record by such holder, to a number of votes equal to the number of shares of Class A Common Stock into which each share of Class B Common Stock would be converted, based on the Applicable Conversion Rate in effect on the record date with respect to such vote;~~

~~(b) each holder of Class C (Series I) Common Stock, Class C (Series III) Common Stock and Class C (Series IV) Common Stock shall be entitled, with respect to each share of Class C (Series I) Common Stock, Class C (Series III) Common Stock or Class C (Series IV) Common Stock, as applicable, owned of record by such holder, to a number of votes equal to the number of shares of Class A Common Stock into which each share of Class C (Series I) Common Stock, Class C (Series III) Common Stock or Class C (Series IV) Common Stock, as applicable, would be converted, based on the Applicable Conversion Rate in effect on the record date with respect to such vote, assuming the conversion of all shares of Class C (Series III) Common Stock and Class C (Series IV) Common Stock, into Class C (Series I) Common Stock and the subsequent conversion of all such shares of Class C (Series I) Common Stock into Class A Common Stock immediately prior to such record date;~~

~~(c) except as otherwise expressly provided herein, each holder of Class C (Series II) Common Stock shall not be entitled to any votes with respect to the shares of Class C (Series II) Common Stock held of record by such holder on any matters on which stockholders generally are entitled to vote; provided, however, that a separate class vote of holders of Class C (Series II) Common Stock, in which each such holder is entitled to one vote per share, shall be required to approve any amendment to this Certificate of Incorporation that adversely affects the powers, preferences or special rights of the Class C (Series II) Common Stock, but does not so affect the powers, preferences or special rights of any other class or series of Common Stock; and~~

Section 4.7 Voting Rights ~~After the IPO Date. From and after the IPO Date (and subject~~. Subject to other provisions of this Certificate of Incorporation~~)~~:

~~(a)~~ (a) each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; and

~~(b)~~ (b) except as otherwise expressly provided herein or as required by applicable law, each holder of Class B Common Stock and each holder of any series of Class C Common Stock shall have no voting power in respect of and shall not be entitled to any votes with respect to the shares of Class B Common Stock or Class C Common Stock (as applicable) held of record by such holder on any matters on which stockholders generally are entitled to vote; provided, however, that, in addition to any other vote required by law, for so long as any shares of Class B Common Stock or Class C Common Stock remain issued and outstanding: (i) the affirmative vote of the holders of a majority of the voting power of the Class B Common Stock and Class C (Series I) Common Stock (and, prior to the conversion thereof into shares of Class C (Series I) Common Stock pursuant to Section 4.20 hereof, the Class C (Series III Common Stock and Class IV Common Stock), voting together as a single class (in which vote the Class A Common Stock and Class C (Series II) Common Stock shall not participate) separate from all other classes or series of capital stock of the Corporation, on an “as converted basis” as described in Section 4.8 hereof, shall be required for the approval of any consolidation, merger, combination or other transaction in which shares of Class A Common Stock are exchanged for, converted into or changed into other stock or securities, or the right to receive cash or other property, unless the shares of Class B Common Stock and Class C Common Stock of all series thereof shall be exchanged for or changed into the same per share amount of stock, securities, cash or any other property, as the case may be, for which or in which each share of Class A Common Stock is exchanged, converted or changed; and (ii) the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Common Stock of all classes and series other than the Class ~~EU (Series II) Common Stock or Class~~ C (Series II) Common Stock, ~~as applicable,~~ voting together as a single class (in which vote the ~~Class EU (Series II) Common Stock and~~ Class C (Series II) Common Stock shall not participate) separate from all other classes or series of capital stock of the Corporation, shall be required to authorize the Corporation to exit its core payments business (i.e., to no longer operate a consumer debit/credit payments business).

Section 4.8 Voting on an As Converted Basis. (a) With respect to each matter upon which holders of Class B Common Stock or Class C Common Stock are entitled to vote pursuant to ~~Sections 4.6 and~~Section 4.7 or applicable law, each such holder shall be entitled, with respect to each share of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock), as applicable, owned of record by such holder, to a number of votes equal to the aggregate number of shares of Class A Common Stock into which each share of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock) owned by such holder, as applicable, would be converted, assuming the conversion, on the record date for such vote, of all outstanding shares of Class B Common Stock and Class C Common Stock into Class A Common Stock, based on the Applicable Conversion Rate in effect on such record date.

~~(b)~~ (b) Notwithstanding anything to the contrary contained herein, and to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.

Section 4.9 Dividends and Distributions. (a) Subject to applicable law and to the provisions of this Certificate of Incorporation (including, without limitation, Section 4.19(d)) and to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. All holders of outstanding shares of

Class A Common Stock, Class B Common Stock~~,~~ or Class C Common Stock (regardless of series thereof) ~~or, prior to the True-Up Distribution Date, holders of outstanding shares of any Regional Class of Common Stock, as applicable,~~ shall be entitled to participate ratably (on an “as converted” basis in the case of the holders of the Class B Common Stock, Class C ~~Common Stock or any Regional Class of~~ Common Stock) in any dividend or distribution paid on the Common Stock (regardless of class or series), and no dividend or distribution may be declared or paid on any class or series of Common Stock (whether Class A Common Stock, Class B Common Stock~~,~~ or Class C Common Stock (or any series thereof) ~~or, prior to the True-Up Distribution Date, on any Regional Class of Common Stock~~) unless an equivalent dividend is contemporaneously declared and paid (on an “as converted” basis) on each other class and series of Common Stock in accordance with the provisions of this Certificate of Incorporation. For purposes of this Section 4.9, “as converted” shall mean that each holder of Class B Common Stock~~,~~ and each holder of Class C Common Stock (regardless of series thereof) ~~and, prior to the True-up Distribution Date, each holder of any Regional Class of Common Stock,~~ shall be entitled to its ratable portion of any dividend or distribution based upon the number of shares of Class A Common Stock into which the shares of Class B Common Stock or Class C Common Stock, as applicable, ~~beneficially owned~~Beneficially Owned by such holder would be converted~~, assuming, on the record date for such dividend or distribution: (i) the conversion (if prior to the True-Up Distribution Date) of all outstanding shares of Class USA Common Stock into Class B Common Stock (on a one-for-one basis), (ii) the conversion (if prior to the True-Up Distribution Date) of all outstanding shares of Class EU Common Stock, Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock and Class CEMEA Common Stock into Class C Common Stock of the applicable series thereof (on a one-for-one basis) and (iii) the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock of the applicable series thereof (immediately after the conversions described in the foregoing clauses (i) and (ii), if applicable) into Class A Common Stock~~, based on the Applicable Conversion Rate in effect on such record date, without regard to any restrictions on the amount of Class A Common Stock any stockholder may own.

(b) Subject to the provisions of this Certificate of Incorporation (including, without limitation, Section 4.19(d)), for purposes of this Section 4.9, a share distribution consisting of shares of any class or series of securities of the Corporation or any other Person other than Common Stock (or securities that are convertible into, exchangeable for or evidence the right to purchase shares of Common Stock) may be made, either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock, Class B Common Stock and Class C Common Stock ~~(or, if prior to the True-Up Distribution Date, to the holders of any Regional Class of Common Stock)~~ or on the basis of a distribution of one class or series of securities to holders of Class A Common and another class or series of securities to holders of Class B Common Stock and Class C Common Stock ~~(or, if prior to the True-Up Distribution Date, to the holders of any Regional Class of Common Stock)~~; provided that the securities that are so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exchangeable, or which the distributed securities evidence the right to purchase) do not differ in any respect other than their relative voting rights and related differences in designation, conversion and share distribution provisions, with holders of shares of Class B Common Stock and Class C Common Stock ~~(or, if prior to the True-Up Distribution Date, holders of shares of any Regional Class of Common Stock)~~ receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights and related difference in designation, conversion and share distribution provisions between Class A Common Stock, Class B Common Stock~~, Class C Common Stock or, if prior to the True-Up Distribution Date, any Regional Class of~~ or Class C Common Stock); provided that if the securities so distributed constitute capital stock of a subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion and share distribution provisions between the Class ~~C~~A Common Stock, ~~the~~ Class B Common Stock and ~~the Class C Stock or, if prior to the True-Up Distribution Date, the Regional Classes of~~Class C Common Stock, and provided that, in each case ~~that~~, such distribution is otherwise made on an equal per share basis.

Section 4.10 Conversion of Class B Common Stock and Class C Common Stock into Class A Common Stock. In the event that any outstanding share of Class B Common Stock or Class C Common Stock shall be Transferred to a Person that is not a Visa Member or an Affiliate of a Visa Member in accordance with Section 4.25 hereof, such share shall, automatically and without further action on the part of the Corporation or any holder of Class B Common Stock or Class C Common Stock, as applicable, immediately prior to the Transfer, be converted into shares of Class A Common Stock based upon the Applicable Conversion Rate in effect on the date of such Transfer; provided, however, that in no event shall any share of Class B Common Stock or Class C Common Stock, as applicable, be converted into any shares of Class A Common Stock except in connection with (i) a sale of such shares on a securities exchange on which shares of Class A Common Stock are listed by means of a “brokers’ transaction” within the meaning of paragraph (g) of Rule 144 under the Securities Act of 1933 or (ii) a private placement of such shares to a Person who is not a Visa Member or an Affiliate of a Visa Member; and provided, further, that no such conversion shall be effected until the expiration of all applicable restrictions on Transfer of such shares set forth in Section 4.25. Shares of Class B Common Stock or Class C Common Stock so converted shall cease to be outstanding and shall no longer be issuable by the Corporation hereunder. For the avoidance of doubt shares of Class B Common Stock and Class C Common Stock shall only be convertible into shares of Class A Common Stock in connection with a Transfer described in this Section 4.10, and no holder of any shares of Class B Common Stock or Class C Common Stock shall have the right to convert, or to require the Corporation to convert, such shares into shares of Class A Common Stock at any time.

Section 4.11 Conversion of Class A Common Stock into Class C (Series I) Common Stock~~)~~. In the event that, at any time after the IPO Date, any Visa Member or Similar Person shall acquire any shares of Class A Common Stock, each such share shall, automatically and without further action on the part of the Corporation or any holder of Class A Common Stock, be converted into one share of Class C (Series I) Common Stock; provided, however, that the provisions of this Section 4.11 and such automatic conversion shall not apply with respect to any shares of Class A Common Stock acquired by a Visa Member other than shares of Class A Common Stock acquired by such Visa Member for its own account as a principal investor or for the account of an Affiliate of such Visa Member that is acting as a principal investor. Without limiting the foregoing, such automatic conversion shall not apply to any shares of Class A Common Stock acquired or held by a Visa Member, a Similar Person or any of their respective Affiliates in connection with its brokerage, market making, custody, investment management or similar operations or acquired by any investment fund managed by a Visa Member, a Similar Person or any of their respective Affiliates. All Class A Common Stock converted pursuant to this Section 4.11 shall cease to be outstanding and shall no longer be issuable by the Corporation hereunder.

Section 4.12 No Fractional Shares. ~~Except with respect to shares of any Regional Class of Common Stock, and any shares of Class B Common Stock or Class C Common Stock into which any shares of any Regional Class of Common Stock may be converted pursuant to Section 4.15 hereof, which may be issued in fractional amounts carried out to such number of significant decimal places as the Board may determine by resolution or resolutions, no~~No fractional shares of any class of Common Stock will be issued upon conversion of any shares of any other class of Common Stock into shares of such class or upon redemption of any shares of Common Stock. In lieu of fractional shares, the Corporation shall pay cash equal to such fractional amount multiplied by the fair market value (as determined by or in accordance with procedures established by the Board in good faith and in its sole discretion) per share of the applicable class of Common Stock into which such shares are being converted, as of the conversion date or the applicable class of Common Stock from which such shares are being redeemed on the applicable redemption date, as the case may be. If more than one share of any class of Common Stock is being converted at one time by, or redeemed at one time from, the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Common Stock converted or redeemed, as applicable, by such holder at such time. For purposes of determining the fair market value of any share of Class B Common Stock and Class C Common Stock (other than Class C (Series II) Common Stock) in any redemption governed by this Section 4.12 (and solely for such purpose), each share of Class B Common Stock and each share of each series of Class C Common Stock (other than the Class C (Series II) Common Stock) shall be deemed to have been converted into shares of Class A Common Stock based on the ~~applicable conversion rate~~Applicable Conversion Rate immediately prior to the applicable redemption.

Section 4.13 Maintenance of Authorized Capital Stock; Treatment on Recapitalizations; Etc. The Corporation shall at all times reserve and keep available, free from any preemptive rights, out of its authorized but unissued shares of each applicable class or series of Common Stock into which any other class or series of Common Stock is convertible at any time, for the purpose of effecting such conversion, the full number of shares of Common Stock of each applicable class or series issuable upon the conversion of all outstanding shares of each other class or series that is convertible into such class or series of Common Stock. The Corporation shall not reclassify, subdivide or combine any class of Common Stock without also reclassifying, subdividing or combining each other class of Common Stock on an equal per share basis.

Section 4.14 Adjustments to Conversion Rate.

(a) If~~, at any time after the IPO Date,~~ the Corporation (i) subdivides, reclassifies or splits any of its outstanding shares of any class or series of its Common Stock into a greater number of shares~~,~~; (ii) combines or reclassifies any of its outstanding shares of any class or series of Common Stock into a smaller number of shares; or (iii) issues by reclassification of any class of its Common Stock any shares of any class of its Common Stock, then the Applicable Conversion Rate in effect immediately prior to such action for each share of Class B Common Stock or Class C Common Stock then outstanding shall be adjusted by multiplying the Applicable Conversion Rate in effect immediately prior to such action by a fraction (A) the numerator of which shall be the number of shares of all classes of Common Stock outstanding immediately after such action (giving pro forma effect to the exercise of all then outstanding convertible securities) and (B) the denominator of which shall be the number of shares of all classes of Common Stock outstanding immediately prior to such action on the record date applicable to such action, if any (giving pro forma effect to the exercise of all then outstanding convertible securities). The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Applicable Conversion Rate shall again be adjusted to be the Applicable Conversion Rate which would then be in effect if such record date or effective date had not been so fixed.

(b) Whenever the Applicable Conversion Rate is adjusted, the Corporation shall promptly mail to holders of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock then outstanding, at the addresses appearing on the stock register, a notice of the adjustment. The Corporation shall keep with its records such notice and a certificate from the Corporation’s Chief Financial Officer briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

(c) After an adjustment to the Applicable Conversion Rate for outstanding shares of Class B Common Stock or Class C Common Stock pursuant to this Section 4.14, any subsequent event requiring an adjustment pursuant this Section 4.14 shall cause an adjustment to the Applicable Conversion Rate for outstanding shares of Class B Common Stock and Class C Common Stock as so adjusted.

Section 4.15 ~~Conversion of Regional Classes of Common Stock~~. ~~On the True-Up Distribution Date:~~[Reserved]

~~(a) each issued and outstanding share of Class USA Common Stock shall, automatically and without further action by the Corporation, any holder of Class USA Common Stock or any other Person, convert into a number of shares of Class B Common Stock equal to one multiplied by the Class USA Conversion Rate;~~

~~(b) each (i) issued and outstanding share of Class EU (Series I) Common Stock shall, automatically and without further action by the Corporation, any holder of Class EU (Series I) Common Stock or any other Person, convert into a number of shares of Class C (Series III) Common Stock equal to one multiplied by the Class EU Conversion Rate and (ii) issued and outstanding share of Class EU (Series III) Common Stock shall, automatically and without further action by the Corporation, any holder of Class EU (Series III) Common Stock~~

~~or any other Person, convert into a number of shares of Class C (Series IV) Common Stock equal to one multiplied by the Class EU Conversion Rate;~~

~~(c) each issued and outstanding share of Class EU (Series II) Common Stock shall, automatically and without further action by the Corporation, any holder of Class EU (Series II) Common Stock or any other Person, convert into a number of shares of Class C (Series II) Common Stock equal to one multiplied by the Class EU Conversion Rate;~~

~~(d) each issued and outstanding share of Class Canada Common Stock shall, automatically and without further action by the Corporation, any holder of Class Canada Common Stock or any other Person, convert into a number of shares of Class C (Series I) Common Stock equal to one multiplied by the Class Canada Conversion Rate;~~

~~(e) each issued and outstanding share of Class AP Common Stock shall, automatically and without further action by the Corporation, any holder of Class AP Common Stock or any other Person, convert into a number of shares of Class C (Series I) Common Stock equal to one multiplied by (i) the Class AP Conversion Rate multiplied by (ii) the Individual Adjustment Factor applicable to the holder of such share of Class AP Common Stock;~~

~~(f) each issued and outstanding share of Class LAC Common Stock shall, automatically and without further action by the Corporation, any holder of Class LAC Common Stock or any other Person, convert into a number of shares of Class C (Series I) Common Stock equal to one multiplied by (i) the Class LAC Conversion Rate multiplied by (ii) the Individual Adjustment Factor applicable to the holder of such share of Class LAC Common Stock; and~~

~~(g) each issued and outstanding share of Class CEMEA Common Stock shall, automatically and without further action by the Corporation, any holder of Class CEMEA Common Stock or any other Person, convert into a number of shares of Class C (Series I) Common Stock equal to one multiplied by (i) the Class CEMEA Conversion Rate multiplied by (ii) the Individual Adjustment Factor applicable to the holder of such share of Class CEMEA Common Stock.~~

~~(h) On the True-Up Distribution Date, effective immediately following the conversion pursuant to this Section 4.15 of (i) each outstanding share of Class USA Common Stock into shares of Class B Common Stock, (ii) each outstanding share of Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock and Class CEMEA Common Stock into shares of Class C (Series I) Common Stock, (iii) each outstanding share of Class EU (Series II) Common Stock into shares of Class C (Series II) Common Stock, (iv) each outstanding share of Class EU (Series I) Common Stock into shares of Class C (Series III) Common Stock, and (v) each share of Class EU (Series III) Common Stock into shares of Class C (Series IV) Common Stock, all of the shares of each Regional Class of Common Stock so converted shall be cancelled and retired and may not be reissued. Following such conversion, the Corporation shall file a certificate of retirement with the Secretary of State of the State of Delaware in accordance with Section 243 of the DGCL, and thereafter such certificate of retirement shall have the effect of eliminating from this Certificate of Incorporation all references to all such stock so converted.~~

Section 4.16 ~~Mechanics for Conversion of Regional Classes of Common Stock.~~[Reserved]

~~(a) From and after the True-Up Distribution Date, each share (and, if certificated, each certificate representing such shares) of Class USA Common Stock, Class EU (Series I) Common Stock, Class EU (Series II) Common Stock, Class EU (Series III) Common Stock, Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock or Class CEMEA Common Stock, as the case may be, shall no longer represent shares of Class USA Common Stock, Class EU (Series I) Common Stock, Class EU (Series II) Common Stock, Class EU (Series III) Common Stock, Class Canada Common Stock, Class AP Common Stock,~~

~~Class LAC Common Stock or Class CEMEA Common Stock, as the case may be, but instead shall represent the number of shares of Class B Common Stock or Class C Common Stock of the applicable series thereof, as applicable, into which the shares of the Regional Class of Common Stock represented by such certificate shall have been converted pursuant to Section 4.15. Each holder of shares of Class USA Common Stock, Class EU (Series I) Common Stock, Class EU (Series II) Common Stock, Class EU (Series III) Common Stock, Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock or Class CEMEA Common Stock shall be entitled to exchange the certificates representing such Regional Classes of Common Stock for certificates representing the Class B Common Stock or Class C Common Stock of the applicable series thereof, as applicable, into which such Regional Classes of Common Stock have been converted. As promptly as practicable after the True-Up Distribution Date, the Corporation shall deliver to each former holder of Class USA Common Stock, Class EU (Series I) Common Stock, Class EU (Series II) Common Stock, Class EU (Series III) Common Stock, Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock or Class CEMEA Common Stock a notice (a “Conversion Notice”) specifying (i) that such shares of such Regional Classes of Common Stock have been converted into shares of Class B Common Stock or Class C Common Stock of the applicable series thereof, as applicable, and specifying the True-Up Distribution Date on which such conversion occurred, (ii) the number of shares of Class B Common Stock or Class C Common Stock of the applicable series thereof, as the case may be, into which one share of each Regional Class of Common Stock has been converted, (iii) that certificates representing shares of each Regional Class of Common Stock may be exchanged free of charge for certificates representing the requisite number of shares of Class B Common Stock or Class C Common Stock of the applicable series thereof, as the case may be and (iv) the procedure to effect such exchange (such procedure to be established in the Corporation’s reasonable discretion).~~

Section 4.17 ~~Adjustments to Regional Conversion Rate.~~[Reserved]

~~(a) If, at any time prior to the True-Up Distribution Date, the Corporation (i) subdivides, reclassifies or splits any of its outstanding shares of any class or series of Common Stock into a greater number of shares, (ii) combines any of its outstanding shares of any class or series of Common Stock into a smaller number of shares or (iii) issues by reclassification of any class or series of its Common Stock any shares of any of its Common Stock, then each of the Class AP Conversion Rate, the Class Canada Conversion Rate, the Class CEMEA Conversion Rate, the Class EU Conversion Rate, the Class LAC Conversion Rate and the Class USA Conversion Rate (each a “Regional Conversion Rate”) in effect immediately prior to such action for each share of the applicable Regional Class of Common Stock then outstanding shall be adjusted by multiplying the applicable Regional Conversion Rate in effect immediately prior to such action by a fraction (A) the numerator of which shall be the number of shares of all classes of Common Stock outstanding immediately after such action (giving pro forma effect to the exercise of all then outstanding convertible securities) and (B) the denominator of which shall be the number of shares of all classes or series of Common Stock outstanding immediately prior to such action on the record date applicable to such action, if any (giving pro forma effect to the exercise of all then outstanding convertible securities). The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the applicable Regional Conversion Rate shall again be adjusted to be the applicable Regional Conversion Rate which would then be in effect if such record date or effective date had not been so fixed.~~

~~(b) Whenever any Regional Conversion Rate is adjusted, the Corporation shall promptly mail to holders of each Regional Class of Common Stock then outstanding at the addresses appearing on the stock register a notice of the adjustment. The Corporation shall keep with its records such notice and a certificate from the Corporation’s Chief Financial Officer briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.~~

~~(c) After an adjustment to any Regional Conversion Rate under this Section 4.17, any subsequent event requiring an adjustment under this Section 4.17 shall cause an adjustment to the Regional Conversion Rate for the applicable Regional Class of Common Stock as so adjusted.~~

Section 4.18 Mandatory Redemption of Class B Common Stock and Class C Common Stock Other than Class C (Series II) Common Stock.

(a) The Litigation Committee shall act in good faith to determine a reasonable amount in light of prevailing facts and circumstances (expressed as a percentage of the expected net proceeds to be received by the Corporation from the offering of shares of Class A Common Stock in the IPO) (such amount, the “Escrow Amount”) and shall notify Visa Inc. in writing of the Escrow Amount not less than twenty (20) Business Days prior to the IPO Date. Not later than four (4) Business Days after the IPO Date, the Corporation shall determine the Initial Aggregate Redemption Amount. As promptly as practicable, and in any event within five (5) Business Days, after the IPO Date, the Corporation shall cause the Escrow Amount to be deposited into the Escrow Account, subject to the terms and conditions of the Escrow Agreement and of the rights of the holders of Class B Common Stock as set forth herein. Except as set forth in the immediately preceding sentence, no funds of the Corporation other than the Escrow Amount (including any amounts deposited into the Escrow Account from the proceeds of any sale of any Loss Shares in accordance with Section 4.26 of this Certificate of Incorporation) shall be held in the Escrow Account or otherwise co-mingled with the Escrow Amount. Prior to the Escrow Termination Date, no disbursements shall be made from the Escrow Account except in accordance with the terms and conditions of the Escrow Agreement. From and after the Escrow Termination Date, any and all funds remaining on deposit in the Escrow Account shall be disbursed to and retained by the Corporation.

(b) After the IPO Date, the Corporation shall redeem from the holders of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock, and other than any holder of Common Stock that is a Subsidiary of the Corporation) the applicable Redemption Shares (as defined below) in accordance with the provisions of this Section 4.18.

(c) Each share of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock and any shares of Common Stock owned by any Subsidiary of the Corporation) is subject to mandatory redemption by the Corporation as provided in this Section 4.18. Promptly, and in any event (i) within four (4) Business Days after the IPO Date, the Corporation shall determine the Initial Aggregate Redemption Amount, and (ii) within five (5) Business Days after the Final IPO Date, the Corporation shall determine the Final Aggregate Redemption Amount.

(d) Within five (5) Business Days after the IPO Date, the Corporation shall deliver to each holder of Class B Common Stock and to each holder of Class C Common Stock (in each case, other than the Class C (Series II) Common Stock and other than any Common Stock owned by any Subsidiary of the Corporation), at its respective address shown in the stock register, a notice (a “First Tranche Redemption Notice”), setting forth: the (i) the Initial Aggregate Redemption Amount, (ii) the Escrow Amount, (iii) the number of shares of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock), as applicable, to be redeemed by the Corporation from such holder pursuant to such First Tranche Redemption Notice, (iv) the date (the “First Tranche Redemption Date”) on which such redemption is to occur, which shall be a date not later than ten (10) Business Days after the date on which the First Tranche Redemption Notice is delivered, and (v) if applicable, the place where certificates representing such shares of Class B Common Stock or Class C Common Stock, as applicable, are to be surrendered for payment of the applicable redemption price.

(e) Subject to Section 4.18(j), on the First Tranche Redemption Date, the Corporation shall be required to redeem, out of the capital of the Corporation and not out of surplus:

(i) from the holders of Class B Common Stock (other than any Common Stock owned by any Subsidiary of the Corporation), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class B Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class B Common Stock (the “Class B First Tranche Redemption Shares”) equal to ((X) the sum of ((I) the Initial Aggregate Redemption Amount and (II) the Escrow Amount), multiplied by the Class B Percentage~~)~~, minus (Y) the Escrow Amount) and divided by (Z) the IPO Price; and

(ii) from the holders of Class C Common Stock (other than the Class C (Series II) Common Stock), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class C Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class C Common Stock (the “Class C First Tranche Redemption Shares” and, together with the Class B First Tranche Redemption Shares, the “First Tranche Redemption Shares”) equal to (X) the sum of ((I) the Initial Aggregate Redemption Amount and (II) the Escrow Amount), multiplied by (Y) the Class C Percentage, divided by (Z) the IPO Price; provided that the ratable portion of the Class C (Series III) Common Stock and the Class C (Series IV) Common Stock so redeemed shall be determined by treating the Class C (Series III) Common Stock and Class C (Series IV) Common Stock as a single series for such purpose and redeeming from the holders of such series of Class C Common Stock, first, a number of shares of Class C (Series III) Common Stock equal to the lesser of (x) an amount equal to the number of Class C First Tranche Redemption Shares attributable to such series and (y) all outstanding shares of Class C (Series III) Common Stock, ratably from such holders and, second, to the extent necessary, an amount of shares of Class C (Series IV) Common Stock which, when aggregated with the shares of Class C (Series III) Common Stock previously redeemed, equals the Class C First Tranche Redemption Shares attributable to such series, ratably from such holders.

(f) The Corporation shall pay to each holder of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock), ratably to each holder in accordance with its respective holdings of Class B Common Stock or Class C Common Stock, on a pari passu basis, but subject to the priority of payments in 4.18(~~f~~e), upon surrender of the certificates representing such holder’s First Tranche Redemption Shares (properly endorsed or assigned for transfer, if the Board shall so require and if so stated in the First Tranche Redemption Notice), out of the capital of the Corporation and not out of surplus, an aggregate amount equal to the number of First Tranche Redemption Shares so surrendered by such holder multiplied by the IPO Price (with respect to each such holder, its “Applicable First Tranche Class B/C Redemption Price”). In case fewer than all of the shares represented by such certificate are First Tranche Redemption Shares, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof. From and after the First Tranche Redemption Date, unless the Corporation shall fail to have sufficient capital, all First Tranche Redemption Shares shall no longer be deemed to be outstanding (regardless of whether the certificates representing such First Tranche Redemption Shares have been surrendered), and~~,~~ shall be retired and canceled and all rights of the holder thereof as a holder thereof (except for the right to receive the Applicable ~~Class~~ First Tranche Class B/C Redemption Price from the Corporation) shall cease and be terminated with respect to such First Tranche Redemption Shares. If necessary, and to the extent permitted by the DGCL and other applicable law, the Board shall increase the capital of the Corporation by directing that any surplus be transferred to capital in order to ensure that there is sufficient capital to pay the aggregate Applicable ~~Class B/C~~ First Tranche Class B/C Redemption Prices out of capital.

(g) Promptly, and in any event within ten (10) Business Days after the Final IPO Date (but only to the extent the Final Aggregate Redemption Amount is greater than zero dollars ($0.00)), the Corporation shall deliver to each holder of Class B Common Stock and to each holder of Class C Common Stock (in each case, other than the Class C (Series II) Common Stock and other than any Common Stock owned by any Subsidiary of the Corporation), at its respective address shown in the stock register, a notice (a “Final Tranche Redemption Notice”), setting forth: (i) the Final Aggregate Redemption Amount, (ii) the number of shares of Class B Common Stock or Class C Common Stock (other than the Class C (Series II) Common Stock), as applicable, to be redeemed by the Corporation from such holder pursuant to such Final Tranche Redemption Notice, (iii) the date on which such redemption is to occur, which shall be a date not later than fifteen (15) Business Days after the date (the “Final Tranche Redemption Date”) on which the Final Tranche Redemption Notice is delivered, and (~~v~~iv) if applicable, the place where certificates representing such shares of Class B Common Stock or Class C Common Stock, as applicable, are to be surrendered for payment of the applicable redemption price.

(h) To the extent required by Section 4.18(g) and subject to Section 4.18(j), on the Final Tranche Redemption Date, the Corporation shall be required to redeem, out of the capital of the Corporation and not out of surplus:

(i)~~(i)~~ from the holders of Class B Common Stock (other than any Common Stock owned by any Subsidiary of the Corporation), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class B Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class B Common Stock (the “Class B Final Tranche Redemption Shares”) equal to (X) the Final Aggregate Redemption Amount, multiplied by ~~the~~ (Y) the Class B Percentage, and divided by (Z) the IPO Price; and

(ii)~~(ii)~~ from the holders of Class C Common Stock (other than the Class C (Series II) Common Stock), and each such holder shall be required to surrender to the Corporation for redemption the certificates representing such shares, ratably in accordance with its record ownership of shares of Class C Common Stock and for a price per share equal to the IPO Price, an aggregate number of shares of Class C Common Stock (the “Class C Final Tranche Redemption Shares” and, together with the Class B Final Tranche Redemption Shares, the “Final Tranche Redemption Shares”) equal to (X) the Final Aggregate Redemption Amount, multiplied by (Y) the Class C Percentage, divided by (Z) the IPO Price; provided that the ratable portion of the Class C (Series III) Common Stock and the Class C (Series IV) Common Stock so redeemed shall be determined by treating the Class C (Series III) Common Stock and Class C (Series IV) Common Stock as a single series for such purpose and redeeming from the holders of such series of Class C Common Stock, first, a number of shares of Class C (Series III) Common Stock equal to the lesser of (x) an amount equal to the number of Class C Final Tranche Redemption Shares attributable to such series and (y) all outstanding shares of Class C (Series III) Common Stock, ratably from such holders and, second, to the extent necessary, an amount of shares of Class C (Series IV) Common Stock which, when aggregated with the Class C (Series III) Common Stock previously redeemed, equals the Class C Final Tranche Redemption Shares attributable to such series, ratably from such holders.

(i) To the extent required by Section 4.18(g), the Corporation shall pay to each holder of Class B Common Stock and Class C Common Stock (other than the Class C (Series II) Common Stock), ratably to each holder in accordance with its respective holdings of Class B Common Stock or Class C Common Stock, on a pari passu basis, but subject to the priority of payments in Section 4.18(j), upon surrender of the certificates representing such holder’s Final Tranche Redemption Shares (properly endorsed or assigned for transfer, if the Board shall so require and if so stated in the Final Tranche Redemption Notice), out of the capital of the Corporation and not out of surplus, an aggregate amount equal to the number of Final Tranche Redemption Shares so surrendered by such holder multiplied by the IPO Price (with respect to each such holder, its “Applicable Class B/C Final Tranche ~~B/C~~ Redemption Price”). In case fewer than all of the shares represented by such certificate are Final Tranche Redemption Shares, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof. From and after the Final Tranche Redemption Date, unless the Corporation shall fail to have sufficient capital, all Final Tranche Redemption Shares shall no longer be deemed to be outstanding (regardless of whether the certificates representing such Final Tranche Redeemed Shares have been surrendered)~~,~~ and, shall be retired and canceled and all rights of the holder thereof as a holder thereof (except for the right to receive the Applicable Class B/C Final Tranche Redemption Price from the Corporation) shall cease and be terminated with respect to such Final Tranche Redemption Shares. If necessary, and to the extent permitted by the DGCL and other applicable law, the Board shall increase the capital of the Corporation by directing that any surplus be transferred to capital in order to ensure that there is sufficient capital to pay the aggregate Applicable Class B/C Final Tranche Redemption Prices out of capital.

(j) Notwithstanding anything to the contrary contained in this Certificate of Incorporation, the redemption of the applicable Class C Redemption Shares Beneficially Owned by Visa Europe Limited (“Visa Europe”) shall not, unless Visa Europe so elects by delivery of a written notice to the Corporation, occur until the date that is the later of the IPO Date (or the Final IPO Date, as applicable) and the date that is three hundred sixty-nine (369) calendar days after the date on which the Inovant US Holdco Merger Effective Time occurs (or, if such date is not a Business Day, until the next succeeding Business Day) (such later date, the “Deferred Redemption Date”), and (i) the Corporation shall be obligated to redeem such Class C Redemption Shares on the Deferred Redemption Date out of the capital of the Corporation, (ii) the Applicable Class B/C First Tranche Redemption Price or the Applicable Class B/C Final Tranche Redemption Price, as the case may be, in respect of such Class C Redemption Shares shall be payable on the Deferred Redemption Date, without interest and (iii) until such time, such Class C Redemption Shares shall remain subject to all applicable restrictions on Transfer as set forth in Section 4.25 hereof but, in all other respects, Visa Europe shall continue to enjoy full economic and beneficial entitlement to such Class C Redemption Shares.

Section 4.19 Redemption of Class C (Series II) Common Stock.

(a) Each share of Class C (Series II) Common Stock outstanding at any time shall be subject to redemption by the Corporation (or at the option of Visa Europe) as provided in this Section 4.19.

(b) The Corporation shall be entitled, by written notice to Visa Europe (a “Corporation Redemption Notice”) delivered at any time after the later of (x) the date that is three hundred sixty-nine (369) calendar days after the date on which the Inovant US Holdco Merger Effective Time occurs and (y) the IPO Date (or the Final IPO Date, as applicable), to redeem, and Visa Europe shall be entitled, by written notice to the Corporation (a “VE Redemption Notice”) delivered at any time after the later of (x) the date that is four hundred twenty-nine (429) days after the date on which the Inovant US Holdco Merger Effective Time occurs and (y) the date that is sixty (60) days after the IPO Date (or the Final IPO Date, as applicable), to require the Corporation to redeem, in either such case out of the capital of the Corporation, all, but not less than all, of the outstanding shares of Class C (Series II) Common Stock. Upon receipt of a Corporation Redemption Notice by Visa Europe or a VE Redemption Notice by the Corporation, the Corporation shall be irrevocably obligated to redeem from each holder thereof, out of the capital of the Corporation and not out of surplus, and each such holder shall be irrevocably obligated to surrender for redemption, on the date specified in the Corporation Redemption Notice or VE Redemption Notice, as applicable (which date shall not be earlier than five (5) days after the date on which such notice is delivered (the “Series II Redemption Date”), all but not less than all of the shares of Class C (Series II) Common Stock owned by each such holder on the Series II Redemption Date, for a redemption price per share, payable in cash, equal to (i) the Aggregate Series II Redemption Amount divided by (ii) the aggregate number of shares of Class C (Series II) Common Stock issued and outstanding on the Series II Redemption Date (the “Series II Per Share Redemption Price”).

(c) On the Series II Redemption Date, each holder of Class C (Series II) Common Stock shall surrender to the Corporation the certificate or certificates representing all of its Class C (Series II) Common Stock, and thereupon, with respect to each such holder, an amount equal to the number of shares of Class C (Series II) Common Stock owned by such holder multiplied by the Series II Per Share Redemption Price (with respect to each such holder, its “Applicable Series II Redemption Amount”) shall be payable in cash to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be ~~cancelled~~canceled. From and after the Series II Redemption Date, unless there shall have been a default in payment of any Applicable Series II Redemption Amount, all rights of the holders of shares of Class C (Series II) Common Stock, as holders of Class C (Series II) Common Stock (except the right to receive the Applicable Series II Redemption Amount, without interest, upon surrender of the certificate or certificates representing their Class C (Series II) Common Stock) shall cease with respect to such shares, and such shares shall be retired and canceled. If necessary, and to the extent permitted by the DGCL and other applicable law, the Board shall increase the capital of the Corporation by directing that any surplus be transferred to capital in order to ensure that there is sufficient capital to pay the Aggregate Series II Redemption Amount out of capital. If the capital of the Corporation legally available for redemption of shares of Class C (Series II) Common Stock on the Series II Redemption Date is insufficient to pay the Aggregate Series II Redemption Amount on such date, such capital ~~that is~~ will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Class C (Series II) Common Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein, and a new certificate shall be issued representing the unredeemed shares. As soon as practicable thereafter when additional capital of the Corporation is legally available for the redemption of shares of Class C (Series II) Common Stock, such capital will immediately be used to redeem the balance of the shares that the Corporation has become obliged to redeem on the Series II Redemption Date but that it has not redeemed.

(d) Notwithstanding anything to the contrary contained in this Certificate of Incorporation, in the event that, at any time prior to the date that is three hundred sixty-nine (369) days after the date on which the Inovant US Holdco Merger Effective Time occurs, there shall occur, pursuant to the terms of this Certificate of Incorporation or otherwise, any transaction, action, development or other circumstance (including, for the avoidance of doubt, the occurrence of the IPO, any conversion of shares, or any issuance of shares or debt by the Corporation, but excluding any Transfer of any shares of Common Stock by Visa Europe or any holder of any shares of capital stock of Visa Europe) as a result of which the shares of ~~Class EU (Series I) Common Stock and Class EU (Series II) Common Stock and Class EU (Series III) Common Stock,~~ Class C (Series II) Common Stock, Class C (Series III) Common Stock, Class C (Series IV) Common Stock (or the Common Stock into which any such Common Stock may convert or has been converted), owned by Visa Europe and VESI would represent, in the aggregate, less than ten percent (10%) of: (i) the ordinary share capital (within the meaning of Section 832 Income and Corporation Taxes Act 1988) of the Corporation, (ii) the profits available for distribution to “equity holders” of the Corporation (computed in accordance with Schedule 18 Income and Corporation Taxes Act 1988, as adapted by paragraph 8 Schedule 7AC of the TGCA) and (iii) the assets that would be available to equity holders of the Corporation upon a dissolution or other winding up of the Corporation (computed in accordance with Schedule 18 Income and Corporation Taxes Act 1988, as adapted by paragraph 8 Schedule 7AC of the TGCA) (or any such other event with respect to the share capital or debt of the Corporation occurs as would cause Visa Europe to fail the “substantial shareholding” test as set out in paragraph 8 Schedule 7AC of the ~~TCGA~~TGCA in respect of its holding of shares of Common Stock) then such transaction, action, development, circumstance or issuance shall be void ab initio and shall have no effect unless the Corporation shall issue to Visa Europe, prior thereto, a number of shares of Class ~~EU (Series II) Common Stock (if prior to the True-Up Distribution Date) or Class~~ C (Series II) Common Stock ~~(if after the True-Up Distribution Date)~~ such that, immediately after giving effect to such issuances, the shares of Class ~~EU (Series I) Common Stock, Class EU (Series II) Common Stock, Class EU (Series III) Common Stock, Class~~ C (Series II) Common Stock, Class C (Series III) Common Stock and Class C (Series IV) Common Stock (or the Common Stock into which any such Common Stock may convert or has been converted) owned by Visa Europe and VESI represent, in the aggregate, at least ten percent (10%) of (i) the ordinary share capital (within the meaning of Section 832 Income and Corporation Taxes Act 1988) of the Corporation, (ii) the profits available for distribution to equity holders of the Corporation and (iii) the assets that would be available to equity holders of the Corporation upon a dissolution or other winding up of the Corporation, such that the test referred to above would be satisfied. In consideration for each issuance of any such additional shares of Class ~~EU (Series II) Common Stock or Class~~ C (Series II) Common Stock~~, as applicable,~~ to Visa Europe, Visa Europe shall pay to Visa Inc. an amount equal to the fair market value of such shares, as determined by the Board in its reasonable good faith discretion (such amount, the “Subscription Price”), which shall be payable in cash in two installments as follows: (x) the first installment shall be paid to Visa Inc. in cash on the date of (and contemporaneously with) the issuance of such shares of Class ~~EU (Series II) Common Stock or Class~~ C (Series II) Common Stock~~, as applicable,~~ in an amount equal to the aggregate number of shares of Class ~~EU (Series II) Common Stock or Class~~ C (Series II) Common Stock~~, as applicable,~~ issued on such date multiplied by the par value per share of such Class ~~EU (Series II) Common Stock or Class~~ C (Series II) Stock (such amount, with respect to any such issuance of ~~Class EU (Series II) Common Stock or~~ Class C (Series II) Common Stock, the “Subscription Price First Installment”) and (y) the second installment shall be payable not later than the Series II Redemption Date in an amount (such amount, with respect to any such issuance of Class ~~EU (Series II) Common Stock or Class~~ C (Series II) Common Stock, the “Subscription Price Balance Payment”) equal to the Subscription Price minus the Subscription Price First Installment; provided, however, that, for the avoidance of doubt, the payment of each Subscription Price Balance Payment (the aggregate amount of all Subscription Price Balance Payments being referred to herein as the “Aggregate Subscription Price Balance Amount”) to the extent not previously paid, shall be made by means of an offset against the Aggregate Series II Redemption Amount payable pursuant to Section 4.19(b).

Section 4.20 Conversion of Certain Series of Class C Common Stock into Class C (Series I) Common Stock. (a) Immediately after the completion of the final tranche of the redemption contemplated by Section 4.18 of this Certificate of Incorporation, each outstanding share of Class C (Series III) Common Stock and Class C (Series IV) Common Stock shall, automatically and without any action to be taken by any of the holders thereof or by the Corporation, be converted into one share of Class C (Series I) Common Stock. Each holder of any shares of Class C (Series III) Common Stock and Class C (Series IV) Common Stock shall be entitled to exchange the certificates representing the Class C Common Stock of the applicable series for certificates representing the Class C (Series I) Common Stock into which such shares of Class C Common Stock ~~has~~have been converted.

(b) Effective immediately upon the conversion, pursuant to Section 4.20(a), of each outstanding share of Class C (Series III) Common Stock and Class C (Series IV) Common Stock into shares of Class C (Series I) Common Stock, all of the shares of Class C (Series III) Common Stock and Class C (Series IV) Common Stock so converted shall be ~~cancelled~~canceled and retired and may not be reissued and the Corporation shall file a certificate of retirement with respect to such shares with the Secretary of State of the State of Delaware in accordance with Section 243 of the DGCL, and thereafter such certificate of retirement shall have the effect of eliminating from this Certificate of Incorporation all references to all such stock so converted.

Section 4.21 Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock, if any, shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder on an “as converted” basis. For purposes of this paragraph “as converted” shall mean that each holder of Class B Common Stock~~,~~ and each holder of Class C Common Stock ~~or, prior to the True-Up Distribution Date, each holder of any Regional Class of Common Stock,~~ shall be entitled to its ratable portion of any assets available for distribution based upon the number of shares of Class A Common Stock into which the shares of Class B Common Stock~~, Class C Common Stock or, prior to the True-Up Distribution Date, any Regional Class of~~ or Class C Common Stock, as applicable, ~~beneficially owned~~Beneficially Owned by such holder would be converted, assuming, immediately prior to the liquidation, dissolution or winding up, as applicable~~: (i)~~, the conversion ~~(if prior to the True-Up Distribution Date)~~ of all outstanding shares of Class ~~USA Common Stock into Class B Common Stock (on a one-for-one basis), (ii) the conversion (if prior to the True-Up Distribution Date) of all outstanding shares of Class EU Common Stock, Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock and Class CEMEA Common Stock into Class C Common Stock of the applicable series thereof (on a one-for one basis) and (iii) the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock (immediately after the conversions described in the foregoing clauses (i) and (ii), if applicable)~~B Common Stock and Class C Common Stock into Class A Common Stock, based on the Applicable Conversion Rate then in effect. For the purposes of this Section 4.21, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding-up of the Corporation, voluntary or involuntary, unless such voluntary sale, conveyance, exchange, transfer, merger or consolidation shall be in connection with a dissolution or winding-up of the business of the Corporation.

Section 4.22 Mergers, Consolidation, Etc. In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for, converted into, or otherwise changed into other stock or securities, or the right to receive cash or any other property, such shares of Common Stock shall be exchanged for or changed into the same per share amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or changed, on an “as converted” basis. For purposes of this paragraph “as converted” shall mean that each holder of Class B Common Stock~~,~~ and each holder of Class C Common Stock

~~or, prior to the True-Up Distribution Date, each holder of any Regional Class of Common Stock,~~ shall be entitled to its ratable portion of any stock, securities, cash or other consideration in such consolidation, merger, combination or other transaction, as the case may be, based upon the number of shares of Class A Common Stock into which the shares of Class B Common Stock~~, Class C Common Stock or, prior to the True-Up Distribution Date, any Regional Class of~~ or Class C Common Stock, as applicable, ~~beneficially owned~~Beneficially Owned by such holder would be converted, assuming, immediately prior to the consummation of such consolidation, merger, combination or other transaction, as applicable~~: (i)~~, the conversion ~~(if prior to the True-Up Distribution Date)~~ of all outstanding shares of Class ~~USA Common Stock into Class B Common Stock (on a one-for-one basis), (ii) the conversion (if prior to the True-Up Distribution Date) of all outstanding shares of Class EU Common Stock, Class Canada Common Stock, Class AP Common Stock, Class LAC Common Stock and Class CEMEA Common Stock into Class C Common Stock of the applicable series thereof (on a one-for one basis) and (iii) the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock (immediately after the conversions described in the foregoing clauses (i) and (ii), if applicable)~~B Common Stock and Class C Common Stock into Class A Common Stock, based on the Applicable Conversion Rate then in effect. For the purposes of this Section~~,~~ 4.22, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other corporations shall be deemed to be a liquidation, dissolution or winding-up of the Corporation, voluntary or involuntary, unless such voluntary sale, conveyance, exchange, transfer, merger or consolidation shall be in connection with a dissolution or winding-up of the business of the Corporation.

Section 4.23 No Preemptive Rights. (a) Without limitation of Section 4.19(d), the holders of Class A Common Stock, Class B Common Stock, Class C Common Stock (including any series thereof)~~, any Regional Class of Common Stock (including any series thereof)~~ or any series of Preferred Stock~~,~~ shall have no preemptive rights, as such, to subscribe for any shares of any class or series of capital stock of the Corporation whether now or hereafter authorized, except as expressly set forth in this Certificate of Incorporation, any Preferred Stock Designation, any resolution or resolutions providing for the issuance of a series of stock adopted by the Board, or any agreement between the Corporation and its stockholders.

~~(b) During the period from the Restructuring Closing until~~(b) Until the Escrow Termination Date, except as expressly contemplated by the Global Restructuring Agreement, neither the Corporation nor any of its Subsidiaries shall issue any shares of its capital stock to any Person without the prior written consent of a majority of the members of the Litigation Committee (acting pursuant to their contractual rights and obligations pursuant to the Litigation Management Agreement), other than (subject to Section 4.19(d)) any issuance of: (i) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) on or prior to the date hereof~~,~~; (ii) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) after the date hereof pursuant to the terms of the Global Restructuring Agreement or any other Transaction Document, including any Loss Shares, any shares of Class C (Series II) Common Stock issued pursuant to Section 4.19(d) hereof and any securities issued upon the conversion or exchange of any shares of Common Stock issued pursuant to the terms of this Agreement that are convertible into or exchangeable for shares of Common Stock (including, for the avoidance of doubt, any shares of Class ~~B Common Stock or Class C Common Stock issuable upon the conversion of any Regional Classes of Common Stock and any Class~~ A Common Stock issuable upon the conversion of any shares of Class B Common Stock or Class C Common Stock~~,~~); (iii) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued upon the direct or indirect conversion of any options or convertible securities issued pursuant to any option plan or other employee incentive plan approved by the Board~~,~~; (iv) shares of Common Stock issued to the Stockholders’ Representative in full or partial payment of the Option Exercise Price following an exercise of the Put Option or the Call Option (as such capitalized terms are defined in the Visa Europe Put-Call Option Agreement)~~,~~; (v) shares of Class A Common Stock in connection with any public offering of Class A Common Stock that the Board shall have determined in good faith is desirable in order to reduce the percentage ownership of Common Stock represented by the holders of Class B Common Stock and Class C Common Stock, in the aggregate, to less than fifty percent (50%), including, without limitation, the

IPO~~,~~; (vi) shares of Class A Common Stock (whether or not such shares constitute Loss Shares hereunder) sold in a public offering the proceeds of which are to be used, as determined in good faith by the Board, to fund operating losses or other extraordinary losses or liabilities, including, without limitation, losses in connection with any litigation or settlement thereof, or in other exigent circumstances as determined by the Board in good faith~~,~~; (vii) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued as consideration in any merger or recapitalization of the Corporation or issued as consideration for the acquisition of another Person or any assets of another Person~~,~~; (viii) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued to any Person (in an aggregate number of shares, with respect to each such Person, not to exceed (immediately after giving effect to such issuance) ten percent (10%) of the issued and outstanding capital stock of the Corporation of all classes and series, in each case if such issuance is to a Person as to which the Board has determined that a relationship with such Person would result in a material strategic benefit to the Corporation~~,~~; (ix) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation), in an aggregate number of shares, not to exceed (immediately after giving effect to such issuance) three percent (3%) of the issued and outstanding capital stock of the Corporation of all classes and series, issued as part of any financing transaction approved by the Board, so long as such securities are not a material component of such financing transaction~~,~~; and (x) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued in connection with any stock split or stock dividend of the securities of the Corporation to all holders of such securities on a pro rata basis.

Section 4.24 Limitations on Beneficial Ownership of Class A Common Stock.

(a) No Visa Member or Similar Person shall Beneficially Own more than five percent (5%) of the aggregate outstanding shares or voting power of Class A Common Stock or other Common Stock entitled at any time to vote for the election of directors (such other Common Stock, “Other Voting Stock”). Any Beneficial Ownership in violation of this Section 4.24(a) (including any Beneficial Ownership of a Person that shall thereafter become a Visa Member or Similar Person) shall be subject to the provisions set forth in Sections 4.24(e) through (k).

(b) No Person shall Beneficially Own (i) shares of Class A Common Stock representing more than fifteen percent (15%) of the aggregate outstanding shares or voting power of Class A Common Stock; (ii) shares of any class or series of Other Voting Stock representing more than fifteen percent (15%) of the aggregate outstanding shares or voting power of such class or series of Other Voting Stock; or (iii) shares of Class A Common Stock and Other Voting Stock representing more than fifteen percent (15%) of the aggregate voting power of all the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting as a single class, unless, in each case, the Board shall have approved in advance the acquisition by such Person of such Beneficial Ownership of such shares of Class A Common Stock or such Other Voting Stock. Any Beneficial Ownership in violation of this Section 4.24(b) shall be subject to the provisions set forth in Sections 4.24(e) through (k).

(c) Notwithstanding anything to the contrary contained in Section 4.24 (a) or (b) above, (i) no Visa Member shall be deemed in violation of the limitations contained in such Sections as a result of owning the number of shares of any applicable Regional Class of Common Stock owned by such Visa Member as of immediately after the Restructuring Closing (or any number of shares of any other Common Stock into which such shares may subsequently be converted pursuant to the terms hereof or any other shares of Common Stock issuable to such Visa Member pursuant to the terms of the Global Restructuring Agreement or any other Transaction Document) and (ii) no Initial VE Transferee (as defined in Section 4.25 below) shall be deemed in violation of the limitations contained in such Sections as a result of owning the number of shares of Class C Common Stock owned by it immediately after the first Transfer of any shares of Class C Common Stock by Visa Europe to such Initial VE Transferee. Notwithstanding Sections 4.24(a) and (b), any underwriter that participates in a public offering or as principal or initial purchaser in a placement of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) may Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for

Class A Common Stock or Other Voting Stock) in excess of the limitations on Beneficial Ownership set forth in Sections 4.24(a) and (b), but only to the extent necessary (in the sole judgment of the Board) to facilitate such public offering or placement.

(d) A Person (including, without limitation, a Visa Member or Similar Person) shall not be deemed to Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) for purposes of Section 4.24(a) or (b), as applicable, if such shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) are held for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of such Person’s business.

(e) If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning shares of Class A Common Stock or Other Voting Stock in violation of Section 4.24(a) or (b), then the intended Transferee shall acquire no rights in respect of the shares in excess of the amount permitted by Section 4.24(a) or (b), as applicable (“Excess Shares”), including, without limitation, voting rights or rights to dividends or other distributions with respect to such Excess Shares and, subject to Section 4.24(h) hereof, the Transfer of that number of shares of Class A Common Stock or Other Voting Stock that otherwise would cause any Person to violate Section 4.24(a) or (b) shall be null and void ab initio.

(f) If the Board shall at any time determine in good faith that a Transfer or other event has purportedly taken place that, if effected would result in a violation of Section 4.24(a) or (b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of Class A Common Stock or Other Voting Stock in violation of Section 4.24(a) or (b) (whether or not such violation is intended), such shares of Class A Common Stock or Other Voting Stock shall be redeemable for cash or property or exchangeable for other shares of capital stock of the Corporation, in each case, at the option of, and for the amount determined by, the Board in good faith and in its sole discretion, and the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 4.24(a) or (b) shall be null and void ab initio irrespective of any action (or non-action) by the Board.

(g) A Person who acquires or attempts or intends to acquire Beneficial Ownership of shares of Class A Common Stock or Other Voting Stock that will or may violate Section 4.24(a) or (b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation.

(h) Nothing in this Section 4.24 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section 4.24 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 4.24.

(i) In the case of an ambiguity in the application of any of the provisions of this Section 4.24, the Board shall have the power to determine, in good faith and in its sole discretion, the application of the provisions of this Section 4.24, to any situation based on the facts known to it. In the event Section 4.24(f) requires an action by the Board and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 4.24. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for provisions of Section 4.24(f)) acquired Beneficial Ownership of Class A Common Stock or Other Voting Stock in violation of Section 4.24(a) or (b), such provisions (as applicable) shall apply first, to the shares of Class A Common Stock or Other Voting Stock which, but for such provisions, would have been owned directly by such Person, second, to the shares which, but for such provisions, would have been wholly Beneficially Owned (but not owned directly) by such Person, and thereafter, to the shares which, but for such remedies, would have been Beneficially Owned by such Person, pro rata among the Persons who directly own such shares of Class A Common Stock or Other Voting Stock based upon the relative number of the shares of Class A Common Stock and/or Other Voting Stock held by each such Person.

(j) The Corporation is authorized specifically to seek equitable relief, including injunctive and necessary relief, to enforce the provisions of this Section 4.24.

(k) No delay or failure on the part of the Corporation or the Board in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing as authorized by the Board.

(l) Any certificate representing shares of Class B Common Stock, Class C Common Stock or any Regional Class of Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 4.24, which legend shall be removed from such certificate upon release from such restrictions.

Section 4.25 Limitations on Transfer. (a) Until (x) in the case of the Class ~~USA Common Stock and the Class B~~ Common Stock, the later of the third anniversary of the IPO Date and the Escrow Termination Date and (y) in the case of the ~~any Regional Class of Common Stock other than the Class USA Common Stock and any series of~~ Class C Common Stock, the third anniversary of the IPO Date (such period, as applicable, and as such period may be modified by the Board pursuant to Section 4.25(b) or (c) hereof the “Lock-Up Period”), no shares of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock shall be Transferable, except for:

(i) any Transfer by the Corporation to the initial holders of any ~~Regional Class of Common Stock,~~ Class B Common Stock or Class C Common Stock;

(ii)~~(ii)~~ any Transfer upon the redemption of the shares of Common Stock pursuant to Section 4.18 or 4.19 hereof~~,~~ ;

(iii) any Transfer by the Corporation to any Person or by the holder thereof to the Corporation;

(iv) any Transfer~~, after the True-Up Distribution Date,~~ of any shares of Class B Common Stock to any other holder of Class B Common Stock or to any Affiliate thereof and any Transfer of any shares of Class C Common Stock of any applicable series thereof to any other holder of Class C Common Stock of the same series thereof or to any Affiliate thereof;

(v) any Transfer of any shares of ~~any Regional Class of Common Stock,~~ Class B Common Stock or Class C Common Stock to an Affiliate of such holder;

(vi) any Transfer of any shares of Common Stock pursuant to the terms of the Loss Sharing Agreement;

(vii) any Transfer by Visa Europe of any shares of Class C Common Stock to its members, stockholders or other holders of equity interest in Visa Europe at the time of such Transfer (each an “Initial VE Transferee”); provided that such Transfer is made in accordance with applicable securities Laws and is made to each Initial VE Transferee ratably in accordance with their respective entitlements to dividends or other distributions from Visa Europe, in accordance with the applicable constituent documents of Visa Europe;

(viii) any Transfer~~, after the True-Up Distribution Date,~~ of any shares of Class B Common Stock or Class C Common Stock by any Person that is a Group Member (as such term is defined in the Second Restated Visa International By-Laws) of Visa International to any Person that is a stockholder, member, or other equity holder of such Group Member (each, an “Initial Group Member Transferee”); provided that such Transfer is made in accordance with applicable securities Laws and is made to each Initial Group Member Transferee ratably in accordance with their respective entitlements to dividends or other distributions from such Group Member, in accordance with the applicable constituent documents of such Group Member;

(ix) any Transfer by a holder of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock to any Person who succeeds to all or substantially all of the assets of such holder, whether by merger, consolidation, amalgamation, sale of substantially all assets or other similar transaction or to an Affiliate of such Person;

(x) any Transfer by a holder of Class B Common Stock~~,~~ or Class C Common Stock ~~or any Regional Class of Common Stock~~ to any Person who acquires from such holder all or substantially all of the Visa branded payments products portfolio of such holder;

(xi) ~~any Transfer, prior to the True-Up Distribution Date, of any shares of Class USA Common Stock by any holder thereof to any other holder thereof; provided that, contemporaneously with such Transfer, a commensurate portion of the Membership Proportion (as such term is defined in the Second Restated Visa USA Certificate of Incorporation) is Transferred from the transferor of such shares of Class USA Common Stock to the transferee thereof, in accordance with the Second Restated Visa USA Certificate of Incorporation); and~~[Reserved]; and

(xii) any Transfer~~, after the True-Up Distribution Date,~~ of any shares of Common Stock by any Non-Equity Member (as such term is defined in the Second Restated Visa International By-Laws) of Visa International in the Principal category of membership to any Non-Equity Member of Visa International whose membership in Visa International is sponsored by such Principal Non-Equity Member; and any Transfer~~, after the True-Up Distribution Date,~~ of any shares of Common Stock by any Non-Equity Member of Visa International in the Principal category of membership to any Person who participates in the Visa Payment System as an issuer and which Person is sponsored by such Non-Equity Member, by an associate member of Visa International sponsored by such Non-Equity Member or (if such Non-Equity Member is a Group Member) by a constituent member of such Non-Equity Member.

(b) The Board may approve one or more exceptions to foregoing Transfer restrictions in the case of any proposed Transfer by a holder of Class C Common Stock, in which case such restrictions shall not apply to such Transfer; provided that such exception applies to all holders of Class C Common Stock equally on a ratable basis (or, if such exception does not apply to all holders of Class C Common Stock equally on a ratable basis, if such exception is also approved by at least seventy-five percent (75%) of the Independent Directors) and (B) at any time after the Escrow Termination Date, the Board may approve one or more exceptions to the foregoing Transfer restrictions in the case of any proposed Transfer by a holder of Class B Common Stock, in which case such restrictions shall not apply to such Transfer; provided that such exception applies to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis (or, if such exception does not apply to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis, if such exception is also approved by at least seventy-five percent (75%) of the Independent Directors). The provisions of Section 4.24 shall apply to this Section 4.25 mutatis mutandis. Any certificate representing shares of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Certificate of Incorporation, which legend shall be removed from such certificate upon release from such restrictions. If any shares of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock are not represented by a certificate, the Corporation reserves the right to require that an analogous notification be used in order to reflect on the books and records of the Corporation such restrictions with respect to such shares of Class B Common Stock~~,~~ or Class C ~~Common Stock or Regional Class of~~ Common Stock, as the case may be.

(c) The Board may, by resolution adopted by a majority of the Board, extend the three (3) year component of the Lock-Up Period (i.e., in the case the Class B Common Stock, not including any period by which the

Escrow Termination Date exceeds such three (3) year period) with respect to any portion of the outstanding shares of Class B Common Stock and Class C Common Stock for a period of not more than one year after the date on which the Lock-Up Period would otherwise terminate pursuant to Section 4.25(a); provided that (i) contemporaneously with any such extension of the Lock-Up Period with respect to any portion of such shares of Class B Common Stock and Class C Common Stock, the Board has approved one or more reductions to the Lock-Up Period with respect to another portion of such shares of Class B Common Stock and Class C Common Stock, such that at all times the weighted average period of the Lock-Up Period with respect to all outstanding shares of Class B Common Stock and Class C Common Stock is not more than three (3) years and (ii) such extension of the Lock-Up Period applies to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis (or, if such extension does not apply to all holders of Class B Common Stock and Class C Common Stock equally on a ratable basis, if such extension is also approved by at least seventy-five percent (75%) of the Independent Directors).

Section 4.26 Sale of Loss Shares. (a) Sale at Election of the Corporation. Except as the Corporation may otherwise agree pursuant to contract, the Corporation shall be entitled to sell Loss Shares at any time and for any reason, and on such terms as the Board may determine in its sole discretion; provided that the net proceeds of any such sale shall be deposited in the Escrow Account in accordance with the provisions of the Escrow Agreement.

(b) Sale at the Direction of the Litigation Committee. The Corporation shall, at the request of the Litigation Committee, use all commercially reasonable efforts to sell in an underwritten public offering pursuant to the terms of the Loss Sharing Agreement, additional shares of Class A Common Stock which shall constitute Loss Shares in an amount not to exceed the number of shares of Class A Common Stock into which the issued and outstanding Class B Common Stock is then convertible immediately prior to the sale of such Loss Shares; provided, however, that the Litigation Committee shall not be entitled to make any such request (x) more frequently than twice in any twelve (12) month period or (y) with respect to any requested offering that is not reasonably expected to yield net proceeds of at least $100,000,000, in either such case, unless the Corporation or any of its Affiliates shall have actually incurred a Liability in respect of any Visa Litigation Obligation at the time of such request and there shall be no funds on deposit in the Escrow Account at such time); and provided, further, that the net proceeds of the sale of such Loss Shares shall be deposited into the Escrow Account. Notwithstanding the foregoing, the Corporation may delay the filing or effectiveness of a registration statement with respect to such Loss Shares for a period of time not to exceed an aggregate of one hundred twenty (120) days in any twelve (12) month period if (i) the Board determines, in good faith, that the disclosure of an event, occurrence or other item at such time could reasonably be expected to have a material adverse effect on the business, assets, operations, condition (financial or otherwise), performance, property or prospects of the Corporation and its Subsidiaries, taken as a whole, or (ii) such disclosure otherwise relates to a material business transaction or potential business transaction which has not been publicly disclosed and the Board determines, in good faith, that any such disclosure could jeopardize the consummation or success of such transaction or that disclosure of the transaction is prohibited pursuant to the terms thereof.

(c) Any shares of Class A Common Stock to be issued as Loss Shares pursuant to paragraph (a) or (b) of this Section 4.26 shall be so designated by resolution of the Board.

Section 4.27 ~~Section 4.27~~ Limitation on Initial Public Offering. The Corporation shall not consummate any IPO if, immediately after the consummation of the IPO (assuming the exercise in full of any “greenshoe” option or underwriters’ over-allotment option granted in connection with such IPO and giving effect to (x) the redemption of any outstanding Common Stock out of the net proceeds of such IPO pursuant to Section 4.18 of this Certificate of Incorporation and (y) any adjustment to the Applicable Conversion Rate as a result of the deposit of any net proceeds of such IPO into the Escrow Account), the issued and outstanding Class A Common Stock constitutes more than sixty percent (60%) of the issued and outstanding Common Stock of the Corporation, calculated on a “as converted” basis, unless such IPO shall have been approved by the affirmative vote of at least two-thirds (2/3) of the entire Board and approved by the unanimous affirmative vote of the members of the Review Committee.

ARTICLE V

Section 5.1 Composition of the Board. (a) The business and affairs of the Corporation shall be managed by or under the direction of the members of the Board, with the number of directors comprising the full Board to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board.

~~(b) Prior to the IPO Date, the Board shall consist of not less than seventeen (17) directors nor more than eighteen (18) directors, having the following composition: (i) at least a majority of the directors shall be Independent Directors elected by a plurality of the votes cast by the holders of all Regional Classes of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of such directors voting collectively as a single class, (ii) two directors (each, a “USA Director”) shall be elected (subject to Section 5.2 hereof) by a plurality of the votes cast by holders of shares of Class USA Common Stock present in person or represented by proxy at the meeting, voting together (and not with the holders of any other Regional Class of Common Stock) as a separate class, (iii) one director (an “EU Director”) shall be elected (subject to Section 5.2 hereof) by a plurality of the votes cast by holders of shares of Class EU (Series I) Common Stock and Class EU (Series III) Common Stock present in person or represented by proxy at the meeting, with such two series voting together (and not with the holders of any other Regional Class (or series) of Common Stock) as a separate class, (iv) one director (a “Canada Director”) shall be elected (subject to Section 5.2 hereof) by a plurality of the votes cast by holders of shares of Class Canada Common Stock present in person or represented by proxy at the meeting, voting together (and not with the holders of any other Regional Class of Common Stock) as a separate class, (v) one director (an “AP Director”) shall be elected (subject to Section 5.2 hereof) by a plurality of the votes cast by holders of shares of Class AP Common Stock present in person or represented by proxy at the meeting, voting together (and not with the holders of any other Regional Class of Common Stock) as a separate class, (vi) one director (a “LAC Director”) shall be elected (subject to Section 5.2 hereof) by a plurality of the votes cast by holders of shares of Class LAC Common Stock present in person or represented by proxy at the meeting, voting together (and not with the holders of any other Regional Class of Common Stock) as a separate class, (vii) one director (a “CEMEA Director” and, collectively with the USA Directors, the EU Director, the Canada Director, the AP Director and the LAC Director, the “Regional Directors”) shall be elected (subject to Section 5.2 hereof) by a plurality of the votes cast by holders of shares of Class CEMEA Common Stock present in person or represented by proxy at the meeting, voting together (and not with the holders of any other Regional Class of Common Stock) as a separate class and (viii) one director who, in order to qualify for election as such director, must hold the title of Chief Executive Officer of the Corporation on the record date set for the meeting of stockholders at which directors will be elected (the “Executive Director”), and who shall be elected by a plurality of the votes cast by the holders of all Regional Classes of Common Stock entitled to vote, voting together as a single class. All directors other than the Executive Director and any director elected pursuant to clauses (ii) through (vii) of this Section 5.1(b) shall be Independent Directors. Notwithstanding anything to the contrary contained herein, no Regional Director shall be entitled to vote or participate with respect to any matter involving interchange, currency conversion or charge-backs~~.

(b) [Reserved]

~~(c)~~ (c) From the IPO Date, until the ~~third anniversary of the Final IPO Date,~~day of the annual meeting of the Corporation held in the calendar year 2011, the Board shall consist, subject to this Certificate of Incorporation and the By-Laws of the Corporation (as amended, supplemented or otherwise modified from time to time, the “By-Laws”) of seventeen (17) directors, having the following composition (subject to Section 5.2 hereof): (i) a number of directors equal to not less than fifty-eight percent (58%) of the total number of directors comprising the full Board shall be Independent Directors elected by a plurality of the votes cast by the holders of outstanding shares of Common Stock of all classes present in person or represented by proxy at the meeting and entitled to vote on the election of such directors~~,~~; (ii) two directors shall be USA Directors~~,~~; (iii) one director shall be a Canada Director~~,~~; (iv) one director shall be an AP Director~~,~~; (v) one director shall be an LAC Director~~,~~; (vi) one director shall be a CEMEA Director; and (vii) the Executive Director shall be elected by a plurality of votes cast by the holders of all classes and series of Common Stock entitled to vote, voting together as a single class. All directors other than the Executive Director and the Regional Directors shall be Independent Directors.

~~(d)~~ (d) From and after the ~~third anniversary of the Final IPO Date,~~day of the annual meeting of the Corporation occurring in the calendar year 2011, the Board shall consist, subject to this Certificate of Incorporation and the By-Laws, of such number of directors as shall from time to time be fixed exclusively by resolution adopted by the affirmative vote of the majority of the Board; provided, however, that at least fifty-eight percent (58%) of the Board shall at all times be comprised of Independent Directors. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships) be elected by the holders of a plurality of the votes cast by the holders of shares of Common Stock of all classes present in person or represented by proxy at the meeting and entitled to vote on the election of such directors.

~~(e)From and after the Restructuring Closing, the~~ (e) The Board, other than as may be expressly provided as to any directors who may be elected by the holders of any series of Preferred Stock, if any, shall be divided into three (3) classes, designated Class I, Class II and Class III ~~commencing with the election or appointment of directors prior to the Restructuring Closing~~. Each Regional Director shall be designated a Class I director, and shall be elected for a term commencing on the Restructuring Closing Date and expiring on the ~~first anniversary of~~date of the annual meeting of the Corporation held in the calendar year 2008 (or, if no annual meeting is held in the calendar year 2008 after the Restructuring Closing Date, the first annual meeting of the Corporation held after the Restructuring Closing Date~~; provided, however, that the term of the EU Director shall expire on the day immediately prior to the IPO Date~~). The Executive Director and one or more of the Independent Directors shall be designated a Class II director, and shall be elected for a term commencing on the Restructuring Closing Date and expiring on the ~~second anniversary of the Restructuring Closing Date (or, in the case of the Executive Director, the earlier of the second anniversary of the Restructuring Closing Date and the date on which he or she shall cease to hold the title of Chief Executive Officer of the Corporation).~~date of the annual meeting of the Corporation held in the calendar year 2009. One or more of the Independent Directors shall be designated a Class III director, and shall be elected for a term commencing on the Restructuring Closing Date and ending on the ~~third anniversary of the Restructuring Closing Date.~~date of the annual meeting of the Corporation held in the calendar year 2010. Successors to each class of directors whose term is expiring shall be elected by the stockholders at the annual meeting of stockholders ~~immediately preceding the applicable expiration date~~on which the terms of directors of such class are scheduled to expire, and shall be elected for a term expiring at the ~~next~~third annual meeting of stockholders immediately ~~preceding the applicable expiration date.~~following the annual meeting at which such successor director is elected; provided that the term of the Class I Directors elected at the first annual meeting held after the Restructuring Closing Date shall, in any event expire on the day of the annual meeting of the Corporation held in the calendar year 2011. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless he or she shall die, resign, retire, become disqualified or be removed. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, except as may be expressly provided as to any directors who may be elected by the holders of any series of Preferred Stock. Any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

(f) A majority of the total number of directors then in office shall constitute a quorum for the transaction of business, but shall be no less than one-third (1/3) of the total authorized number of directors. Except as otherwise provided by law, this Certificate of Incorporation or the By-Laws, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board.

(g) Directors need not be elected by written ballot unless the By-Laws shall so provide.

Section 5.2 Vacancies; Newly-Created Directorships; Qualification. (a) In the event of a vacancy on the Board resulting from the ~~expiration of the initial term of the Regional Directors or the~~ death, resignation, disqualification or removal of any Regional Director ~~prior to the third anniversary of the Final IPO Date,~~after April 30, 2009, and prior to the date of the annual meeting of the Corporation occurring in the calendar year 2011, the Board shall request that a representative sample of the ~~holders of the applicable class or series of Common Stock that was entitled to vote for the election of~~financial institutions participating in the payments system operated by the Corporation and its Subsidiaries and which are organized under the laws of countries (or their respective states, provinces, territories or dominions) falling within the geographic region to which such Regional Director pertains, as the Board may determine, in its sole discretion, (such stockholder(s) or any individuals designated by such stockholder(s), a “Regional Nominating Committee”), nominate an individual to fill such vacancy; provided, however, that such nominee must be an individual who ~~is a current or former senior executive of a financial institution associated with the applicable class or series of Common Stock or which was entitled to vote for the election of such Regional Director~~qualifies (as set forth in Section 5.2(c)) as a Regional Director of the region in which the Regional Director vacancy exists. The Board shall, at the next scheduled meeting of the Board or any special meeting called for such purpose, vote upon any nominee submitted by the Regional Nominating Committee. If such nominee is elected by a majority of the full Board present at a meeting at which there is a quorum, such nominee shall be elected as a member of the Board. If such nominee fails to be elected at such meeting, then the Board shall call a special meeting of the stockholders of the Corporation for the purpose of voting to elect a director to fill such vacancy. Any person elected to the Board in the manner provided in this Section 5.2 shall be a Regional Director for purposes of Section 5.1 hereof.

(b) Except as provided in Section 5.2(a), and subject to the rights of the holders of any series of Preferred Stock then outstanding and to the By-Laws, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation or other cause shall be filled only by a resolution adopted by the affirmative vote of a majority of the directors then in office, even if less than a quorum, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been elected expires and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification, removal from office or other reason.

(c) Notwithstanding anything to the contrary in this Certificate of Incorporation, a candidate nominated to stand for election as a director of the Corporation at any annual meeting of the Corporation (or any special meeting of the Corporation held for the purpose of electing Class I directors ~~in Class I~~) held on or after January 1, 2008 and on or before ~~December 31, 2008,~~April 30, 2009, shall meet the following qualifications: (i) such candidate shall be a senior executive or former senior executive of a Visa Member (or shall be a serving director of the Corporation who has been nominated for re-election upon the expiration of his or her term); and (ii) such director shall have been approved by the ~~Review Committee or, if the Review Committee has been disbanded because of the occurrence of the IPO Date, by then-serving directors who would have comprised the Review Committee had the Review Committee not been so disbanded.~~ then-serving Regional Directors. This Section 5.2(c) shall have no further effect from and after ~~January~~May 1, 2009.

Section 5.3 ~~Section 5.3~~ Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, unless otherwise restricted by this Certificate of Incorporation, any director ~~not subject to election by the separate vote of any class or series of Common Stock pursuant to Section 5.1(b) or (c) hereof~~ may be removed from office at any time, with or without cause, only by the affirmative vote of at least eighty percent (80%) in voting power of all of the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, ~~voting together as a single class;. Any director elected solely by a vote of any class or series of Common Stock pursuant to Section 5.1(b) or (c) hereof (other than any Class A Common Stock) may be removed at any time, with or without cause, only by a vote of a majority of the voting power of such class or series of Common Stock or, for cause by a vote of at least eighty percent (80%) in voting power of all of the then outstanding shares of stock of the Corporation entitled to vote at an election of directors,~~ voting together as a single class.

Section 5.4 Election of Directors by Preferred Stock Holders. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article V unless expressly provided by such terms.

Section 5.5 Delegations of Authority. The Board is expressly authorized to establish, through the adoption of any provision of the By-Laws or any resolution of the Board, one or more regional advisory councils and may, to the extent permitted by the DGCL, by this Certificate of Incorporation and by the By-Laws, delegate authority to such regional advisory councils.

~~Section 5.6 Review Committee. There is hereby established a review committee (the “Review Committee”), which shall be initially comprised of the seven Regional Directors. In the event of a vacancy on the Review Committee caused by the death, retirement, resignation, disqualification or removal of a director serving on the Review Committee, such vacancy shall be filled by a director elected by the Regional Class of Common Stock which had previously elected the director whose death, retirement, resignation, disqualification or removal created such vacancy, or if no such director exists, by another director selected by the remaining members of the Review Committee; provided that, so long as there are not fewer than four (4) serving members of the Review Committee, the Review Committee may, in the absence of a candidate elected by the relevant Regional Class of Common Stock, elect not to fill a vacancy on the Review Committee. Except as set forth in the following sentence, the Review Committee shall act by the affirmative vote of not less than two-thirds (2/3) of its members; provided, however, that the unanimous consent of the Review Committee shall be required in order for the Corporation to agree to delay the IPO more than two hundred forty (240) days after the Restructuring Closing Date pursuant to Section 1(c) of the Loss Sharing Agreement. The Review Committee shall have such additional duties as the Board shall determine. The Review Committee shall designate one of its members as the Chairman of the Review Committee. The Chairman of the Review Committee and shall act as a liaison between the Review Committee, the Corporation, its management and the Board. On the IPO Date, the Review Committee shall automatically, and without further action of the Corporation, be disbanded and any and all powers and duties delegated to it shall revert to the Board.~~

ARTICLE VI

Section 6.1 Meetings of Stockholders. Any action required or permitted to be taken by the holders of Common Stock must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chairman of the Board (or any Co-Chairman, if applicable) or the Chief Executive Officer of the Corporation.

ARTICLE VII

Section 7.1 Limited Liability of Directors. No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. No amendment, alteration or repeal of this Article VII shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII would accrue or arise, prior to such amendment, alteration or repeal.

ARTICLE VIII

Section 8.1 Indemnification. The Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, inquiry, administrative or legal hearing or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee, trustee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding.

Section 8.2 Expenses Payable in Advance. To the fullest extent permitted by the DGCL, as now or hereafter in effect, and not prohibited by any other applicable law, expenses (including attorney’s fees) incurred by a person who is or was a director or officer of the Corporation or a member of the Litigation Committee in connection with any Proceeding shall be paid promptly by the Corporation in advance of the final disposition of such Proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any director or officer of the Corporation or a member of the Litigation Committee in his or her capacity as such (and not in any other capacity in which service was or is rendered by the indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified for such expenses by the Corporation as authorized in this Article VIII.

Section 8.3 Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under ~~the~~this Certificate of Incorporation, the By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 8.1 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

Section 8.4 Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 8.5 Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to this corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

Section 8.6 Survival of Indemnification and Advancement of Expenses. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

Section 8.7 Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless (i) such proceeding (or part thereof) was authorized or consented to by the Board or (ii) such director or officer has been successful on the merits in any such proceeding (or part thereof).

Section 8.8 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by or pursuant to action by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

Section 8.9 Effect of Amendment or Repeal. Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation or the By-Laws inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

Section 8.10 Subrogation. In the event of payment under this Article VIII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

ARTICLE IX

Section 9.1 Effect of Other Business Interests. Without limiting Section 9.3 hereof, each holder of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock, and its respective Affiliates and Related Parties (other than a Related Party that is employed by, or seconded to, the Corporation, it being understood that for this purpose a director of the Corporation shall not be deemed to be employed by, or seconded to, the Corporation) (collectively, the “Permitted Persons”), may have any other business interests and may engage in any other business or trade, profession or employment whatsoever, on its own account, or in partnership with, or as an employee, officer, director or stockholder of any other Person, and no Permitted Person shall be required to devote its or his entire time to the business of the Corporation. Without limiting the generality of the foregoing, each Permitted Person may (i) engage in the same or similar activities or lines of business as the Corporation or any of its subsidiaries or develop or market any products or services that compete, directly or indirectly, with those of the Corporation or any of its Subsidiaries; (ii) do business with any client or customer of the Corporation or any of its Subsidiaries; and (iii) hold Beneficial Ownership of securities of, or develop a business relationship with, any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or any of its Controlled Affiliates (collectively, the interests, activities and relationships described in this Section 9.1 are referred to as “Permitted Activities”).

Section 9.2 No Obligation to Present Permitted Activities to the Corporation. Without limiting Section 9.3 hereof, neither the Corporation nor any holder of Class B Common Stock~~,~~ or Class C ~~Common Stock or any Regional Class of~~ Common Stock nor any Controlled Affiliate thereof by virtue of this Certificate of Incorporation shall have any rights in or to any Permitted Activity or the income or profits derived therefrom, regardless of whether or not such Permitted Activity was presented to a Permitted Person as a direct or indirect result of its or his connection with the Corporation. Without limiting Section 9.3 hereof, no Permitted Person shall have any obligation to present any Permitted Activity to the Corporation, even if the Permitted Activity is one that the Corporation might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no Permitted Person shall be liable to the Corporation or any holder of Class B Common Stock, Class C Common Stock or any Regional Class of Common Stock (or any Controlled Affiliate or Related Party thereof) for breach of any fiduciary or other duty by reason of the fact that a Permitted Person pursues or acquires such business opportunity, directs such business opportunity to another Person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation.

Section 9.3 Waiver of Corporate Opportunity Claim. Without limiting the foregoing Sections 9.1 and 9.2 hereof, in the event that a director or officer of the Corporation who also is, or is a director, officer or employee of, a Permitted Person, acquires knowledge of a Permitted Activity which may be a corporate opportunity for both the Corporation or any of its subsidiaries and such Permitted Person or his or its Affiliates, such director or officer shall have fully satisfied and fulfilled his fiduciary duty with respect to such corporate opportunity, and the Corporation hereby renounces its interest in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its subsidiaries, if such director or officer acts in a manner consistent with the following policy: a corporate opportunity offered to any person who is an officer or director of the Corporation, and who also is, or is an officer, director or employee of, a Permitted Person, shall belong to such Permitted Person, unless such opportunity was offered to such Person expressly and solely in his or her capacity as a director or officer of the Corporation. Any Person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to this Article IX.

Section 9.4 Confidential or Proprietary Information. Nothing in this Article IX shall prevent or otherwise restrict the Corporation from promulgating policies regarding the safeguarding and handling of Confidential or Proprietary Information by the officers, directors and employees of the Corporation. Without limiting the foregoing, the Corporation, acting through its Board may, in its reasonable discretion, require directors and officers of the Corporation who are also directors, officers or employees of Competing Person to recuse themselves from considering (or otherwise exclude such Directors and officers from participation in the consideration of) matters which relate to such Competing Person or to the Corporation’s strategy or activities to the extent that they may be of significant competitive interest to such Competing Person.

Section 9.5 Sunset. The provisions contained in this Article IX shall, automatically and without any further action to be taken by or on behalf of the Corporation, become null and void on the fourth anniversary of the Final IPO Date.

ARTICLE X

Section 10.1 Amendment. (a) In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the By-Laws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation; provided, however, that any amendment, alteration, change or repeal by the Board of any provision of the By-Laws that was adopted by the stockholders of the Corporation shall not be effective earlier than the date that is 365 days after the date on which such provision of the By-Laws was adopted by the stockholders of the Corporation.

(b) In addition to any votes required by applicable law, no provision of ~~Section 4.5, 4.6,~~Sections 4.7, 4.8, ~~4.18~~,4.18 and 4.19 and, until the third anniversary of the IPO Date, Sections 5.1 and 5.2 of this Certificate of Incorporation (or in each case, any related term defined in Section 11.2) may be amended, altered, repealed or otherwise modified, and no provision of this Certificate of Incorporation inconsistent with any such provisions may be adopted, whether by means of formal amendment thereto or by means of any merger, consolidation, amalgamation, other business combination or otherwise, without the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of each of the Class A Common Stock, the Class B Common Stock~~, each series of~~ and the Class C Common Stock ~~and, prior to the True-Up Distribution Date, each Regional Class of Common Stock~~, voting separately as a class ~~or series~~ (and together with no other class ~~or series~~), as applicable, if such amendment, alteration, repeal or other modification would adversely affect the powers, preferences or special rights of such class ~~or series~~ of Common Stock. No provision of ~~Section 4.24, 4.26 or 4.27~~ Sections 4.24, 4.26, 4.27 or 10.1 (and in each case any related term defined in Section 11.2) or of this Certificate of Incorporation may be amended, altered, repealed or otherwise modified, and no provision of this Certificate of Incorporation inconsistent with any such provisions may be adopted, whether by means of formal amendment thereto or by means of any merger consolidation, amalgamation, other business combination or otherwise, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of each of the Class A Common Stock, the Class B Common Stock~~, each series of Class C Common Stock and, prior to the True-Up Distribution Date, each Regional Class of~~ and the Class C Common Stock, each voting together as a single class of Common Stock. Neither the terms of the Class B Common Stock nor the terms of the Class C Common Stock shall be amended without, in either such case, the affirmative vote of the holders of a majority of the voting power of the Class B Common Stock, voting separately (and together with no other class or series) as a class, and the affirmative votes of a majority of the Class C (Series I) Common Stock, Class C (Series III) Common Stock and Class C (Series IV) Common Stock, voting separately (and together with no other class or series) as a class. Without limiting the foregoing, any amendment of any provision of this Certificate of Incorporation that requires the treatment of holders of Class B Common Stock and Class C Common Stock ratably on an “as converted” basis shall not be effective unless such amendment is approved by the affirmative vote of the holders of a majority of the voting power of each adversely affected class of Common Stock. ~~No amendment of this Certificate of Incorporation that would adversely and disproportionately affect the rights or privileges of any Regional Class of Common Stock in relation to any other Regional Class of Common Stock shall be effective unless such amendment is approved by the affirmative vote of the holders of a majority of the voting power of such adversely affected Regional Class of Common Stock.~~

ARTICLE XI

Section 11.1 Severability. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Section 11.2 Defined Terms. Capitalized terms used and not otherwise defined in this Certificate of Incorporation shall have their respective meanings as defined below or, if not defined below, as defined in Annex I to the Global Restructuring Agreement:

~~“Adjusted Ownership Percentage” shall mean, with respect to each Integrated Region, (i) a fraction (expressed as a percentage) the numerator of which is such Integrated Region’s Adjusted Net Income Amount and the denominator of which is the Aggregate Adjusted Net Income Amount multiplied by (ii) 0.916.~~

“Affiliate” has the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the ~~United States Securities Exchange Act of 1934, as amended (the “~~Exchange Act~~”) (or any successor rule)~~.

“Aggregate Redemption Amount” shall mean an amount equal to (i) the net proceeds received by the Corporation from the IPO (including, for the avoidance of doubt and without limitation, any net proceeds received from the sale of shares of Class A Common Stock pursuant to any exercise of any underwriters’ overallotment option contained in the underwriting agreement entered into with the several underwriters in respect of the IPO), minus (ii) an amount reasonably determined by the Board to be an appropriate amount of funds to be retained by the Corporation for general corporate purposes and minus (iii) the Escrow Amount and minus (iv) an amount equal to U.S.$1,146,000,000.00.

“Aggregate Series II Redemption Amount” shall mean an amount equal to (A) U.S.$1,146,000,000.00, plus the Subscription Price, if any, minus (B) the sum of (x) the aggregate amount of all dividends and other distributions declared and paid on outstanding shares of Class C (Series II) Common Stock ~~or Class EU (Series II) Common Stock, as applicable,~~ during the period from the Restructuring Closing Date to the Series II Redemption Date and (y) the Distributions Accretion Component Amount.

“Aggregate Subscription Price Balance Amount” shall have the meaning set forth in Section 4.19(d) hereof.

“AP Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payments system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of a country within the Corporation’s Asia-Pacific region (or any state, province or other political subdivision of such a country).

“Applicable Conversion Rate” shall mean: (i) with respect to each share of Class C ~~Common Stock and, prior to the IPO Date, each share of Class B~~ Common Stock, 1.00 share of Class A Common Stock, as adjusted from time to time as provided herein; and (ii) with respect to each share of Class B Common Stock ~~after the IPO Date~~, (x) during the period from the IPO Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to 1.00 x (A - B), and (y) during the period after the Escrow Termination Date and the IPO Date, a number of shares of Class A Common Stock equal to 1.00 x (A - B + C), in each case, as applicable, where:

(A) = a fraction, the numerator of which is the number of shares of Class B Common Stock issued and outstanding (disregarding, for purposes of such calculation, any outstanding shares of Class B Common Stock owned by any Subsidiary of the Corporation) immediately after the Final Tranche Redemption Date (as defined in Section 4.18(g)~~, or, if the Final Tranche Redemption Date has not occurred, the First Tranche Redemption Date (as defined in Section 4.18(d)~~) (such number, the “Class B Number”~~)~~) minus an amount equal to (A) the Escrow Amount divided by (B) the IPO Price and the denominator of which is the Class B Number;

(B) = a fraction, the numerator of which is the number of any Loss Shares issued from time to time and the denominator of which is the Class B Number; and

(C) = a fraction, the numerator of which shall be the quotient obtained by dividing (I) the aggregate portion of the Escrow Amount disbursed to the Corporation from the Escrow Account pursuant to

Section 4.9 of the Global Restructuring Agreement or to the Escrow Agreement other than any Disregarded Escrow Distribution amount by (II) the Price Per Share and the denominator of which shall be the Class B Number.

~~“Approved Settlement” shall have the meaning set forth in Section 2(a) of the Loss Sharing Agreement.~~

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act (or any successor rules), except that in calculating the beneficial ownership of any particular Person, (a) such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition and (b) such Person will not be deemed to have beneficial ownership of any shares of Class A Common Stock issuable upon conversion of any shares of Class B Common Stock and/or Class C Common Stock beneficially owned by such Person. The terms “Beneficially Owns,” “Beneficial Ownership” and “Beneficially Owned” have a corresponding meaning.

~~“Class AP Conversion Rate” shall mean the quotient of (x) the product of (A) the number of shares of Common Stock of all classes or series issued and outstanding immediately prior to the True-Up Distribution Date (disregarding for this purpose all shares of Class EU (Series II) Common Stock and all shares of Common Stock owned by any Subsidiary of the Corporation) and (B) the Adjusted Ownership Percentage for Visa AP, divided by (y) the number of shares of Class AP Common Stock issued and outstanding immediately prior to the True-Up Distribution Date. The Class AP Conversion Rate shall be calculated to the fifth decimal place (rounding upward from the sixth decimal place if the sixth decimal is 5 or greater and rounding downward from the sixth decimal place if the sixth decimal is less than 5). The calculation of the Class AP Conversion Rate pursuant to Section 4.5 of the Global Restructuring Agreement shall be final, conclusive and binding on all stockholders of the Corporation absent manifest error.~~

“Business Day” shall mean any day except a Saturday, a Sunday and any day which in New York, New York, United States shall be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

“Canada Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of Canada or any of its provinces or territories.

“CEMEA Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of a country within the Corporation’s Central Europe, Middle East and Africa region (or any state, province or other political subdivision of such a country).

“Class B Percentage” shall mean a fraction (expressed as a percentage) the numerator of which shall be the number of shares of Class B Common Stock issued and outstanding immediately after the IPO Date and the denominator of which shall be the sum of (i) the number of shares of Class B Common Stock issued and outstanding immediately after the IPO Date and (ii) the number of shares of Class C Common Stock issued and outstanding immediately after the IPO Date (disregarding for purposes of calculating such fraction any outstanding shares of Common Stock owned by any Subsidiary of the Corporation and any outstanding shares of Class C (Series II) Common Stock).

“Class B Redemption Shares” shall mean, collectively, the Class B First Tranche Redemption Shares and the Class B Final Tranche Redemption Shares.

“Class C Percentage” shall mean a fraction (expressed as a percentage) the numerator of which shall be the number of shares of Class C Common Stock issued and outstanding immediately after the IPO Date and the denominator of which shall be the sum of (i) the number of shares of Class B Common Stock issued and outstanding immediately after the IPO Date and (ii) the number of shares of Class C Common Stock issued and outstanding immediately after the IPO Date (disregarding for purposes of calculating such fraction, any outstanding shares of Common Stock owned by any Subsidiary of the Corporation and any outstanding shares of Class C (Series II) Common Stock).

“Class C Redemption Shares” shall mean, collectively, the Class C First Tranche Redemption Shares and the Class C Final Tranche Redemption Shares.

~~“Class Canada Conversion Rate” shall mean the quotient of (x) the product of (A) the number of shares of Common Stock of all classes or series issued and outstanding immediately prior to the True-Up Distribution Date (disregarding for this purpose all shares of Class EU (Series II) Common Stock and all shares of Common Stock owned by any Subsidiary of the Corporation) and (B) the Adjusted Ownership Percentage for Visa Canada, divided by (y) the number of shares of Class Canada Common Stock issued and outstanding immediately prior to the True-Up Distribution Date. The Class Canada Conversion Rate shall be calculated to the fifth decimal place (rounding upward from the sixth decimal place if the sixth decimal is 5 or greater and rounding downward from the sixth decimal place if the sixth decimal is less than 5). The calculation of the Class Canada Conversion Rate pursuant to Section 4.5 of the Global Restructuring Agreement shall be final, conclusive and binding on all stockholders of the Corporation absent manifest error.~~

~~“Class CEMEA Conversion Rate” shall mean the quotient of (x) the product of (A) the number of shares of Common Stock of all classes or series issued and outstanding immediately prior to the True-Up Distribution Date (disregarding for this purpose all shares of Class EU (Series II) Common Stock and all shares of Common Stock owned by any Subsidiary of the Corporation) and (B) the Adjusted Ownership Percentage for Visa CEMEA, divided by (y) the number of shares of Class CEMEA Common Stock issued and outstanding immediately prior to the True-Up Distribution Date. The Class CEMEA Conversion Rate shall be calculated to the fifth decimal place (rounding upward from the sixth decimal place if the sixth decimal is 5 or greater and rounding downward from the sixth decimal place if the sixth decimal is less than 5). The calculation of the Class CEMEA Conversion Rate pursuant to Section 4.5 of the Global Restructuring Agreement shall be final, conclusive and binding on all stockholders of the Corporation absent manifest error.~~

~~“Class EU Conversion Rate” shall mean the quotient of (x) the product of (A) the number of shares of Common Stock of all classes or series issued and outstanding immediately prior to the True-Up Distribution Date (including, for the avoidance of doubt, all shares of Class EU (Series II) Common Stock and all shares of Common Stock owned by any Subsidiary of the Corporation) and (B) ten percent (10%), divided by (y) the aggregate number of shares of Class EU (Series I) Common Stock, Class EU (Series II) Common Stock and Class EU (Series III) Common Stock issued and outstanding immediately prior to the True-Up Distribution Date. The Class EU Conversion Rate shall be calculated to the fifth decimal place; provided that the fifth decimal place shall always be rounded up from the sixth decimal place and shall never be rounded down. The calculation of the Class EU Conversion Rate pursuant to Section 4.5 of the Global Restructuring Agreement shall be final, conclusive and binding on all stockholders of the Corporation absent manifest error.~~

~~“Class EU (Series III) Common Stock” shall have the meaning set forth in Section 4.1(c) of this Certificate of Incorporation.~~

~~“Class LAC Conversion Rate” shall mean the quotient of (x) the product of (A) the number of shares of Common Stock of all classes or series issued and outstanding immediately prior to the True-Up Distribution Date (disregarding for this purpose all shares of Class EU (Series II) Common Stock and all shares of Common Stock owned by any Subsidiary of the Corporation) and (B) the Adjusted Ownership Percentage for Visa LAC, divided by (y) the number of shares of Class LAC Common Stock issued and outstanding immediately prior to the~~

~~True-Up Distribution Date. The Class LAC Conversion Rate shall be calculated to the fifth decimal place (rounding upward from the sixth decimal place if the sixth decimal is 5 or greater and rounding downward from the sixth decimal place if the sixth decimal is less than 5). The calculation of the Class LAC Conversion Rate pursuant to Section 4.5 of the Global Restructuring Agreement shall be final, conclusive and binding on all stockholders of the Corporation absent manifest error.~~

~~“Class USA Conversion Rate” shall mean the quotient of (x) the product of (A) the number of shares of Common Stock of all classes or series issued and outstanding immediately prior to the True-Up Distribution Date (disregarding for this purpose all shares of Class EU (Series II) Common Stock and all shares of Common Stock owned by any Subsidiary of the Corporation) and (B) the Adjusted Ownership Percentage for Visa USA, divided by (y) the number of shares of Class USA Common Stock issued and outstanding immediately prior to the True-Up Distribution Date (disregarding for this purpose all shares of Class USA Common Stock owned by any Subsidiary of the Corporation). The Class USA Conversion Rate shall be calculated to the fifth decimal place (rounding upward from the sixth decimal place if the sixth decimal is 5 or greater and rounding downward from the sixth decimal place if the sixth decimal is less than 5). The calculation of the Class USA Conversion Rate pursuant to Section 4.5 of the Global Restructuring Agreement shall be final, conclusive and binding on all stockholders of the Corporation absent manifest error.~~

“Competing Person” means any Person whom the Board reasonably determines is a significant direct competitor ~~or~~ of the Corporation in the sense that a substantial activity of such Person is in direct competition with a significant business interest of the Corporation.

“Confidential or Proprietary Information” shall mean (i) all information or material which the Board, in its reasonable discretion designates confidential, proprietary or competitively sensitive and (ii) any trade secrets of the Corporation or its Subsidiaries.

“Control” has the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Covered Litigation” shall have the meaning ascribed to such term on Schedule A to the Loss Sharing Agreement.

“DGCL” shall mean the General Corporation Law of the State of Delaware, as amended from time to time.

“Disregarded Escrow Distribution” shall mean any amount at any time disbursed to the Corporation from the Escrow Account in respect of (i) a Tax Distribution (as such term is defined in Section 4(d) of the Escrow Agreement) or (ii) a reimbursement of any Covered Payment (as such term is defined in 3(b)(v) of the Loss Sharing Agreement).

“Distributions Accretion Component Amount” shall mean an amount equal to the product of (i) each dividend or other distribution declared and paid on outstanding shares of Class C (Series II) Common Stock~~, Class EU (Series II) Common Stock, as applicable,~~ during the period from the Restructuring Closing Date to the Series II Redemption Date, and (ii) a rate per annum, compounded quarterly, equal to 3 month LIBOR + 100 basis points from the applicable date of payment thereof and ending on the first Quarter Date after such date. Starting from the first Quarter Date after the Payment Date, such interest rate shall increase by 25 basis points every Quarter, up to a maximum rate of 3 month LIBOR + 200 basis points. For the avoidance of doubt, the notional rate applicable for the second Quarter after the Payment Date shall be 3 month LIBOR + 125 basis points.

~~“Eligible Bank” shall mean a financial institution the long-term senior unsecured debt obligations of which carry a rating of Aa2 or better by Moody’s Investor Service and AA or better by Standard & Poor’s.~~

“Escrow Account” shall have the meaning set forth in the Escrow Agreement.

“Escrow Agreement” shall mean the Escrow Agreement, dated as of September 28, 2007, among the Corporation, Visa U.S.A., Inc., a Delaware corporation and U.S. National Bank National Association, as escrow agent.

“Escrow Termination Date” shall mean the date on which all of the Covered Litigation has been finally resolved, whether by means of a dismissal thereof by a court of competent jurisdiction from which there is no further right of appeal, or the issuance of a Governmental Order by a court of competent jurisdiction or other applicable Governmental Authority either approving a settlement thereof or entering a final judgment with respect thereto from which there is no further right of appeal. The Corporation shall deliver written notice to the Litigation Committee, to each holder of any shares of Class B Common Stock and to the Escrow Agent promptly after the occurrence of the Escrow Termination Date.

“E.U.” shall mean the European Union.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended (or any successor legislation).

“Final Aggregate Redemption Amount” shall mean an amount equal to (i) the Aggregate Redemption Amount, minus (ii) the amount actually used by the Corporation to redeem First Tranche Redemption Shares.

~~“Final IPO Date” shall mean the date on which the underwriters’ overallotment option contained in the underwriting agreement entered into with the several underwriters with respect to the IPO expires; provided that if such underwriters’ overallotment option is exercised in full, the Final IPO Date shall be the final settlement date with respect thereto.~~

“Final IPO Date” shall mean March 25, 2008.

“Global Restructuring Agreement” shall mean that certain Amended and Restated Global Restructuring Agreement, dated as of August 24, 2007, among the Corporation and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Governmental Authority” shall mean any United States, E.U., national, federal, state, provincial, county, municipal or other local government or governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any other country applicable to a specified Person.

“Independent Director” shall mean a natural person who, at the time he or she stands for election to the Board meets all of the requirements of the definition of an “independent director” under (i) Section 303A.02 of the New York Stock Exchange Listed Company Manual, as amended (or any successor provision or listing requirement applicable to the Corporation) and (ii) the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder; provided, however, that no person shall be deemed to qualify as an “Independent Director” unless the Board shall have affirmatively determined, prior to the election of such person to the Board, that such person has no material relationship with the Corporation or any of its Subsidiaries (either directly or as a partner, stockholder or officer of any Person that has a relationship with the Corporation or any of its Subsidiaries).

“Initial Aggregate Redemption Amount” shall mean an amount equal to (i) the net proceeds received by the Corporation from, or as a result of, the sale of shares of Class A Common Stock in, the IPO on the IPO Date (to be determined net of expenses and discounts and commissions paid or incurred through and including the IPO Date), plus (ii) an amount reasonably determined by the Corporation not to exceed the net proceeds received by the Corporation from, or as a result of, the sale of shares of Class A Common Stock in the IPO after the IPO Date and prior to or on the Business Day that immediately precedes the date on which the First Tranche Redemption Notice is first sent, pursuant to, or as a result of the exercise of the underwriters’ overallotment option contained in the underwriting agreement with the several underwriters with respect to the IPO, minus (iii) an amount reasonably determined by the Board (or a committee thereof delegated such authority) to be an appropriate amount of funds to be retained by the Corporation for general corporate purposes ~~and~~, minus (iv) the Escrow Amount and minus (v) an amount equal to U.S.$1,146,000,000.00.

“IPO ~~Date” shall mean the date on which sales of Class A Common Stock in the IPO are first settled in accordance with the terms of the related underwriting agreement entered into with the several underwriters of the IPO.~~” shall mean the initial public offering of the Class A Common Stock of the Corporation consummated on March 25, 2008.

“IPO Date” shall mean March 25, 2008.

“IPO Price” shall mean the price per share of Class A Common Stock received by the Corporation in the IPO, net of any underwriting discounts and commissions.

~~“Judgment Sharing Agreement” means any agreement to which Visa USA is a party providing for the apportionment of costs and liabilities in the event of a Final Judgment in a Covered Litigation.~~

“LAC Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the laws of a country within the Corporation’s Latin America and Caribbean region (or any state, province or other political subdivision of such a country).

“Law” shall mean any statute, law, ordinance, rule or regulation of any Governmental Authority.

“LIBOR” shall mean, on any date of determination, the London interbank offered rate for U.S. Dollar deposits for three (3) months that appears on Reuters Screen LIBOR01 Page (on the Reuters Service, or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) as it related to Dollars as of 11:00 a.m., London time, on such date. If, on any date of determination, such rate does not appear on Reuters Screen LIBOR01 Page, “LIBOR” shall mean the arithmetic mean of rates quoted by three (3) major banks in The City of New York at approximately 11:00 a.m., E.S.T., on such date for loans denominated in U.S. Dollars to leading European banks, for a period of three (3) months, commencing on the first day of such period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time.

“Litigation Committee” shall mean the Litigation Committee of Visa USA established by the Litigation Committee Resolution and maintained pursuant to the Litigation Management Agreement.

“Litigation Committee Resolution” shall have the meaning ascribed to such term in the Second Restated Visa USA Certificate of Incorporation.

“Litigation Management Agreement” shall mean the Litigation Management Agreement dated as of August 10, 2007, by and among the Corporation, Visa International Service Association, Visa U.S.A., Inc. and members of the Litigation Committee.

“Loss Shares” shall mean any shares of Class A Common Stock issued by the Corporation in a primary offering (other than an IPO) in accordance with the provisions of ~~Section 4.26 of~~ this Certificate of Incorporation ~~of Visa Inc.~~ and the proceeds of which are intended to be used to satisfy any liabilities in respect of any of the Covered Litigation and which are designated by the Board of Directors as “Loss Shares”.

“Loss Sharing Agreement” shall have the meaning set forth in Annex I to the Global Restructuring Agreement.

“Payment Date” shall mean the earlier to occur of (i) the date one year from the Restructuring Closing Date (as defined in the Restructuring Agreement), and (ii) the date of filing of an S-1 registration statement for the IPO.

~~“Permitted Person” shall mean any Related Party of a holder of Common Stock (other than a Related Party that is employed by, or seconded to, the Corporation).~~

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, common or collective fund, association, private foundation, joint stock company or other entity and includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

“Price Per Share” shall mean the greater of (i) the volume-weighted average price per share of Class A Common Stock during the ninety (90) trading day period or the total number of trading days if the Class A Common Stock has been listed for trading for less than ninety (90) days at the relevant time of determination ending on the third trading day immediately preceding the Escrow Termination Date, as reported by the principal exchange or market on which shares of Class A Common Stock are traded and (ii) $0.01.

“Quarter” means a period commencing on the Effective Date and ending on the first Quarter Date after such date, and each three-month period thereafter ending on the next subsequent Quarter Date.

“Quarter Date” means 31 March, 30 June, 30 September and 31 December in each calendar year.

“Redemption Shares” shall mean the Class B Redemption Shares and the Class C Redemption Shares.

“Regional Class of Common Stock” shall mean any of the Class AP Common Stock, par value $0.0001 per share, the Class Canada Common Stock, par value $0.0001 per share, the Class CEMEA Common Stock, par value $0.0001 per share, any series of the Class EU Common Stock, par value $0.0001 per share, the Class LAC Common Stock, par value $0.0001 per share, or the Class USA Common Stock, par value $0.0001 per share formerly issued by this Corporation.

“Regional Director” shall mean any AP Director, Canada Director, CEMEA Director, LAC Director or USA Director.

“Related Party” shall mean, with respect to any Person who is not an individual, (i) a director, officer, employee of such Person, including with respect to a director, any individual who is elected a director by such holder of Class B Common Stock or any Regional Class of Common Stock, or (ii) a partner, member or stockholder of such person, which partner, member or stockholder holds at least ten percent (10%) of the equity securities of such Person.

“Restructuring Closing Date” or “Restructuring Closing” shall mean October 1, 2007.

“Review Committee” shall mean a committee of the Board of Directors, if constituted in the discretion of the Board of Directors, consisting of the Regional Directors.

“Similar Person” means any Person that is an operator, member or licensee of any general purpose payment card system that competes with the Corporation, or any Affiliate of such a Person.

“Subscription Price” shall have the meaning set ~~for the~~forth in Section 4.19(d) hereof.

“Subscription Price Balance Payment” shall have the meaning set forth in Section 4.19(d) hereof.

“Subscription Price First Installment” shall have the meaning set forth in Section 4.19(d) hereof.

~~“Subscription Price Balance Payment” shall have the meaning set forth in Section 4.19(d) hereof.~~

“Subsidiary” shall mean, with respect to any Person, (a) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is owned by such Person directly or indirectly through one or more subsidiaries of such Person and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more subsidiaries of such Person has more than a fifty percent (50%) equity interest.

“Transfer” means any issuance, sale, transfer, gift, assignment, distribution devise or other disposition, directly or indirectly, by operation of law or otherwise, as well as any other event that causes any Person to acquire Beneficial Ownership, or any agreement to take any such actions or cause any such events, of Class A Common Stock or Other Voting Stock or the right to vote Class A Common Stock or Other Voting Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Class A Common Stock or Other Voting Stock or any interest in Class A Common Stock or Other Voting Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership of Class A Common Stock or Other Voting Stock, in each case, whether voluntary or involuntary, whether owned of record, or Beneficially Owned and whether by merger, operation of law or otherwise; provided, however, that the mere change of Control of any Person, the equity securities of which are publicly traded, shall not, in and of itself, constitute a Transfer unless a purpose of such change of Control is to acquire ownership of Class A Common Stock or Other Voting Stock in excess of the ownership restrictions set forth in Section 4.24 hereof. The terms “Transferring,” “Transferred,” “Transferee” and “Transferor” shall have the correlative meanings.

“USA Director” shall mean a Class I director of the Corporation who is a senior executive or retired senior executive of a financial institution participating in the payment system operated by the Corporation and its Subsidiaries, which financial institution is organized under the federal laws of the United States or of any of its states, dominions or territories.

“Visa Canada” means Visa Canada Association and its successors in interest (including, without limitation, any entity formed by the amalgamation of Visa Canada Association or any of its successors with any other entity).

“Visa Europe” means Visa Europe Limited, a limited company organized under the laws of England and Wales and/or Visa Europe, Services Inc., a corporation organized under the laws of Delaware.

“Visa Litigation Obligation” shall have the meaning set forth in the Loss Sharing Agreement.

~~“True-Up Distribution Date” shall mean the date determined in accordance with Section 4.5 of the Global Restructuring Agreement on which each Regional Class of Common Stock shall be converted into shares of Class B Common Stock or Class C Common Stock, as applicable; in accordance with Section 4.5 of the Global Restructuring Agreement.~~

“Visa Member” means any Person that, immediately after ~~the Restructuring Closing (as defined in the Global Restructuring Agreement),~~October 3, 2008, is or was (i) the Beneficial Owner of any shares of any Regional Class of Common Stock, (ii) a member of Visa USA, Visa Europe or Visa Canada or (iii) an Affiliate of any of the foregoing.

“Visa Litigation Obligation” shall have the meaning set forth in the Loss Sharing Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, this ~~Amended and Restated~~ Certificate of Incorporation has been signed by a duly authorized officer of the Corporation this ~~7th~~[•] day of ~~March~~ October, 2008.

VISA INC.

By:
Name:
Title:

VISA INC.

MEETING OF STOCKHOLDERS

Tuesday, October 14, 2008

Visa Inc.	proxy

This proxy is solicited on behalf of the Board of Directors for the Meeting of the Stockholders of Visa Inc. on October 14, 2008.

The undersigned hereby constitute(s) and appoint(s) Joshua R. Floum and Thomas A. M’Guinness and each or any of them, attorneys and proxies of the undersigned, with full power of substitution of each, and with all the powers the undersigned would possess if personally present, to appear and vote all shares of common stock of Visa Inc. that the undersigned is entitled to vote at the Meeting of the Stockholders of Visa Inc. to be held on October 14, 2008, and at any adjournment thereof, upon the matters referred to in the Notice of Meeting of the Stockholders of Visa Inc. and Proxy Statement for said meeting and in their discretion upon such other business as may properly come before the meeting or any adjournment. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of said attorneys and proxies, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Meeting of the Stockholders of Visa Inc. and Proxy Statement for said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE ACTED UPON IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 LISTED ON THE REVERSE SIDE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on October 13, 2008.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — www.eproxy.com/v — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on October 13, 2008.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Visa Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873 by October 13, 2008.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò  Please detach here  ò

Visa Inc.’s Board of Directors Recommends a Vote “FOR” Proposal 1 Listed Below.
1. To approve amendments to our current Certificate of Incorporation to eliminate unnecessary provisions and synchronize the Directors’ terms with our annual meeting schedule.	☐ For ☐ Against ☐ Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.